UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

METROPOLITAN BANK HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14-6(i)(1) and 0-11.

Metropolitan Bank Holding

Since 1999

MCB LISTED NYSE

2026 Notice and Proxy Statement

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 (212) 659-0600 MCBankNY.com
Letter from Our Chief Executive Officer
Dear Stockholder:
On behalf of our Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Metropolitan Bank Holding Corp. (the “Company”). The Annual Meeting will be held on Wednesday, April 29, 2026 at 9:00 a.m., Eastern Time. We are holding our Annual Meeting in a virtual meeting format once again this year to ensure expanded access, improved communication and cost savings for our stockholders. Your attendance at the Annual Meeting is important to us, and we have provided detailed instructions for voting your shares, virtually attending and participating at the Annual Meeting starting on page 90 of this proxy statement (this “Proxy Statement”).
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company’s Annual Report to Stockholders, which contains detailed information concerning our business activities and operating performance, is also enclosed for your review. We encourage you to read both this Proxy Statement and the Annual Report carefully prior to voting your shares and attending the annual meeting. With our unique position as a mid-sized commercial bank head-quartered in New York City, we see a great deal of potential to drive long-term value for our stockholders. The Board of Directors is regularly engaged with our management team to advise and challenge them toward better outcomes for you, our valued stockholder.
You will be asked to vote on the following items at the Annual Meeting:
1.
the election of four directors;

2.
a non-binding advisory proposal to approve the compensation of our Named Executive Officers for 2025 (the “Say-on-Pay” proposal);

3.
the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

4.
the approval of the Company’s 2026 Employee Stock Purchase Plan (the “ESPP”).

The Board of Directors unanimously recommends a vote “FOR” each of the director nominees, approval of the Say-on-Pay proposal, the ratification of our independent registered public accounting firm, and the approval of the ESPP.
Your vote is important to us, whether or not you plan to virtually attend the Annual Meeting. Please vote your shares through any of the acceptable means described in this Proxy Statement as promptly as possible.
We thank you for your investment in the Company and look forward to convening with you on April 29th.
Sincerely, Mark R. DeFazio President and Chief Executive Officer March 20, 2026

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 (212) 659-0600 MCBankNY.com
Notice of Annual Meeting of Stockholders
To Be Held on April 29, 2026
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Metropolitan Bank Holding Corp. (the “Company”) will be:
DATE	VIRTUAL MEETING	RECORD DATE
April 29, 2026 9:00 a.m., Eastern Time	Go online to www.meetnow.global/MWTWSXQ	The record date for stockholders entitled to vote their shares at the Annual Meeting is March 4, 2026

Agenda for the Annual Meeting		Board Recommendation
1.	Election of four directors to serve on our Board of Directors (the “Board” or “Board of Directors”) for a three year term ending at the 2029 Annual Meeting;	FOR each director nominee
2.	Approval of a non-binding advisory vote regarding the 2025 compensation of our Named Executive Officers, as disclosed in the Proxy Statement (“Say-on-Pay” vote);	FOR
3.	Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;	FOR
4.	Approval of 2026 Employee Stock Purchase Plan; and	FOR
5.
Such other matters as may properly come before the Company at the Annual Meeting, or any adjournments thereof. At this time, the Board is not aware of any other business to come before the Company at the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY:
INTERNET	Go to www.investorvote.com/MCB
PHONE	Call toll-free 1 (800) 652-VOTE (8683)
MAIL	Complete, sign, date and return your proxy card in the postage-paid envelope
ATTEND THE MEETING	Attend virtually and vote online during the meeting

The Annual Meeting will be held in a virtual meeting format. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/MWTWSXQ.
Please read the enclosed proxy statement (this “Proxy Statement”) carefully for details regarding how to vote, attend and participate in the Annual Meeting. Instructions can be found starting on page 90 of this Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
The Proxy Statement, Proxy Card and Annual Report are available at www.edocumentview.com/MCB
We anticipate that this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement will begin being mailed to stockholders on or about March 20, 2026.
Each stockholder, whether or not he or she plans to virtually attend the Annual Meeting, is requested to vote without delay. If you submit your proxy in advance you may revoke it at any time by filing with the corporate secretary of Metropolitan Bank Holding Corp. a written revocation, voting a proxy bearing a later date or virtually attending the Annual Meeting and voting on the meeting website.
By Order of the Board of Directors
Zachary Levine
Corporate Secretary
New York, New York
March 20, 2026

1	Proposal 1 — Election of Directors
1	Background
2	Director Nominees and Continuing Directors
8	Corporate Governance Information
8	Director Skills and Qualifications
9	Corporate Governance Practices
17	Board Structure and Leadership
18	Board’s Role in Risk Oversight
23	Board Meetings and Committee Information
27	Director Compensation
30	Executive Officers Who Are Not Directors
32	Proposal 2 — Advisory Vote on Named Executive Officer Compensation
33	Compensation Discussion and Analysis
33	Executive Summary
36	2025 Financial and Strategic Highlights Informing Compensation Outcomes
39	Compensation Philosophy
41	Stockholder Engagement Program
41	‘Say-on-Pay’ Results at the 2025 Annual Meeting
46	Pay Program and 2025 Compensation Overview
55	2025 Incentive Compensation Determinations
61	2026 Compensation Program Adjustments
64	Additional Compensation Elements
64	Compensation Determination Process
65	Other Compensation Considerations
68	Compensation Committee Report
69	Compensation Matters
69	Summary Compensation Table
72	Grant of Plan-Based Awards
73	Outstanding Equity Awards at Fiscal Year-End
74	Option Exercises and Stock Vested Table
74	Securities Authorized for Issuance under Equity Compensation Plans
74	Pension Benefits
74	Nonqualified Deferred Compensation
75	Potential Payments Upon Termination or Change-in-Control
77	CEO Pay Ratio
78	Pay Versus Performance
79	Tabular List of Financial Performance Measures
80	Analysis of the Information Presented in the Pay Versus Performance Table
81	Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
82	Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
82	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
83	Audit Committee Report
84	Proposal 4 — Approval of the Employee Stock Purchase Plan
84	Purpose of the ESPP
84	Description of the ESPP
86	Federal Income Tax Consequences of the ESPP
88	Stock Ownership
89	Delinquent Section 16(a) Reports
90	General Information about the Annual Meeting
90	Annual Meeting Q&A
94	Stockholder Proposals
95	Other Matters
95	Householding
95	Miscellaneous
A-1	Appendix A: Non-GAAP Reconciliations
B-1	Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

Proposal 1 — Election of Directors

We are asking stockholders to elect four (4) director nominees named in this Proxy Statement to serve on our Board for a three (3) year term ending at the 2029 Annual Meeting, or until their successors have been duly elected and qualified. The Board, on recommendation from its Corporate Governance and Nominating Committee (the “CG&N Committee”), has nominated each of:
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Anthony J. Fabiano,

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Robert C. Patent,

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Maria Fiorini Ramirez, and

•
William Reinhardt

for election as a director for a three (3) year term.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
Background
The Company’s Board is currently comprised of twelve members. The directors are divided into three classes, equal in number, with one class of directors elected annually. The Company’s directors are generally elected to serve for a three year period or until their respective successors have been elected and qualified.
BOARD OF DIRECTORS	Director Nominees with Terms Ending in 2026	Continuing Directors with Terms Ending in 2027	Continuing Directors with Terms Ending in 2028
	• Anthony J. Fabiano • Robert C. Patent • Maria Fiorini Ramirez • William Reinhardt	• Mark R. DeFazio • Harvey M. Gutman • Katrina Robinson • George J. Wolf, Jr.	• Dale C. Fredston • David J. Gold • Terence J. Mitchell • Chaya Pamula
Four directors have been nominated for election at the Annual Meeting:
•
The four director nominees currently sit on our Board and are standing for re-election. The nominees also serve on the board of directors of the Company’s wholly-owned operating subsidiary, Metropolitan Commercial Bank (the “Bank”).

•
Each of the director nominees is independent as defined in the listing standards of the New York Stock Exchange (“NYSE”) and the Board has determined that the nominees are able to devote the necessary time and effort for Company matters.

•
The Board and its CG&N Committee have concluded that each of the nominees should be recommended for re-election as a director after considering, among other factors, each nominee’s:

(i)
experience, skills and contributions that such incumbent nominee brings to the Board and the committees on which such nominee serves,

(ii)
attendance and performance at Board and committee meetings, and

(iii)
length of service on the Board.

1   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 1 — Election of Directors

Each director nominee abstained from the Board and CG&N Committee determination regarding his or her respective nomination for re-election. Additional information regarding the Board’s director nomination process begins on page 10 of this Proxy Statement.
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The nominees have skills, expertise and experience in a wide range of areas, including:

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banking,

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real estate,

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risk management and compliance,

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corporate transactions,

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information technology and cybersecurity,

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digitization and emerging technologies, including generative artificial intelligence (“artificial intelligence” or “AI”),

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operations,

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financial services regulation,

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corporate governance,

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corporate finance and capital markets,

•
business development and strategic planning,

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investor relations, and

•
accounting.

Information about each director’s professional experience, skills, expertise and contributions, including for the director nominees, is provided starting on page 8 of this Proxy Statement.
The Company has maintained a classified board since its formation in 1999. Additional detail regarding the Board’s evaluation of the classified board structure is available in the “Board Structure and Leadership” section on page 17 of this Proxy Statement.
The proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting to elect the proposed nominees. If a nominee is unable to serve, the shares represented by such proxies will be voted to elect such substitute as the Board may determine. The Board is unaware of any reason that a nominee named in this Proxy Statement would be unable to serve, if elected.
Director Nominees and Continuing Directors
NOMINEES WITH TERMS ENDING IN 2026
Anthony J. Fabiano	Independent | Director Since 2020 | Chair Since 2025
Age 65 Committees • Audit (Chair) • Compensation • Risk
Career Highlights
Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank
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Executive Vice President and Chief Financial Officer (2018 to 2020)

Hudson City Bancorp
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President, Chief Operating Officer and a member of the Board of Directors (2014 to 2015)

•
Executive Vice President — Finance and Administration (2012 to 2014)

Sound Federal Bancorp
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Chief Financial Officer (1998 to 2006)

MSB Bancorp
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Chief Financial Officer (1992 to 1998)

Education
•
B.S., Manhattan College

Qualifications
Mr. Fabiano has more than 40 years of experience across a broad range of finance, accounting and management disciplines, primarily in the banking sector. He is a Certified Public Accountant, a member of the American Institute of CPAs and the New York State Society of CPAs and attended the National School of Banking at Fairfield University.
Skills and Expertise
•
Extensive expertise in a broad range of banking, financial, accounting and risk management matters.

•
Senior leadership managing the finance and operations functions at publicly traded financial institutions.

•
Knowledge of the company’s business and operations.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   2

Proposal 1 — Election of Directors

Robert C. Patent	Independent | Director Since 1999
Age 75 Committees • Compensation
Career Highlights
Colby Capital Corporation, a private investment firm focused on real estate acquisition, financing and restructuring
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President (1991 to 2025)

New York Federal Savings Bank
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Director (1989 to 1997)

Education
•
B.B.A., The George Washington University

Qualifications
Mr. Patent has over 50 years of experience in real estate investment. His board experience includes service as a director of New York Federal Savings Bank from 1989 until its sale to Flushing Financial Corporation in 1997.
Skills and Expertise
•
Prior experience on the board of a financial institution.

•
Deep expertise in real estate investment.

•
Knowledge of the Company’s market and the real estate industry.

Maria Fiorini Ramirez	Independent | Director Since 2014
Age 77 Committees • Audit • CG&N • Risk
Career Highlights
Maria Fiorini Ramirez, Inc., a global economic and financial consulting firm
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Founder, President and CEO (1992 to Present)

Drexel Burnham Lambert Incorporated
•
Managing Director and Money Market Economist

Education
•
B.A., Pace University

Qualifications
Ms. Ramirez has significant board experience in the banking industry, serving as director at several companies between 1989 and 2009, including Sovereign Bancorp, Independence Community Bank and Statewide Savings Bank. Ms. Ramirez currently serves as a director of Security Mutual Life and The Brooklyn Hospital.
Skills and Expertise
•
Significant prior experience on the boards of community and regional banks.

•
Expertise in finance and economics.

•
Experience in financial regulation and risk management.

William Reinhardt	Independent | Director Since 2013
Age 79 Committees • Risk
Career Highlights
Alvarez & Marsal
•
Senior Director (2008 to 2025)

Office of Comptroller of the Currency (“OCC”)
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Assistant Deputy Comptroller for Community Banks, Northeast District

Education
•
Degree from the Graduate School of Banking, University of Wisconsin

•
B.A., LIU Post (formerly known as C.W. Post Campus of Long Island University)

Qualifications
Mr. Reinhardt served as Chair of the Board from 2018 until September 2025. While at the OCC, Mr. Reinhardt was responsible for regulatory oversight over more than 200 community and regional banks as well as federal branches. He served on numerous interagency committees to identify and address emerging issues in an effective manner.
Skills and Expertise
•
Significant expertise in financial regulation and supervision.

•
Financial expert, with experience in banking, risk management and compliance.

•
Senior policy-making experience in public sector.

3   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 1 — Election of Directors

CONTINUING DIRECTORS WITH TERMS ENDING IN 2027
Mark R. DeFazio	President and CEO | Director Since 1999
Age 62 Committees None
Career Highlights
Metropolitan Bank Holding Corp. and
Metropolitan Commercial Bank
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Chief Executive Officer (appointed 2002 to Present)

•
Founder and President (1999 to Present)

Israel Discount Bank
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Various positions, including Senior Vice President and Head of Commercial Real Estate (13 years)

Qualifications
Mr. DeFazio has more than 40 years of experience banking and real estate experience. Mr. DeFazio has overseen the steady growth of the Bank from its founding in 1999, to its initial public offering in 2017 and through to the present.
Skills and Expertise
•
Deep familiarity with the markets and communities in which the Company operates.

•
Broad and extensive expertise in banking and real estate.

•
Senior leadership of a publicly traded financial institution.

Harvey M. Gutman	Independent | Director Since 2008
Age 79 Committees • Compensation • Risk
Career Highlights
Brookside Advisors, LLC, a real estate consulting and development company
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Founder and President (2006 to Present)

Pathmark Stores, Inc.
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Senior Vice President for Retail Development (16 years)

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VP for Grocery, Non-Food and Rx Merchandising (7 years)

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VP of Strategic Planning, Research and Investor Relations (7 years)

Education
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M.B.A., Wharton School of the University of Pennsylvania

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B.A., Rutgers University

Qualifications
Mr. Gutman has been active in real estate and retail development since 1990. At Pathmark, he was responsible for the company’s retail development program, including site identification. He was additionally responsible for investor communications and public relations. Mr. Gutman currently serves on the board of two ARCTRUST private REITs and is a member of the International Council of Shopping Centers.
Skills and Expertise:
•
Significant background in retail and real estate.

•
Expertise in strategic planning in the real estate industry.

•
Senior executive and board experience.

Katrina Robinson	Independent | Director Since 2021
Age 43 Committees • Audit • CG&N
Career Highlights
Cone Marshall Group, an international trust and fiduciary services firm
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CEO (2022 to Present)

Teton Trust Company LLC, a Wyoming chartered trust and fiduciary services firm
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CEO (2017 to Present)

Education
•
J.D., Benjamin Cardozo School of Law

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MPhil, University of Cambridge

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B.A., Princeton University

Qualifications
Ms. Robinson is an expert in trusts, succession planning and governance, including in the cross-border context. A lawyer admitted to practice in New York state, Ms. Robinson’s previous legal experience includes working with private family offices and ultra-high net worth clients. She also worked as a portfolio manager in international wealth management in New York.
Skills and Expertise
•
Expertise in wealth management and trust and estate planning.

•
Significant international business experience.

•
Successful entrepreneurial background servicing family offices and private clients.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   4

Proposal 1 — Election of Directors

George J. Wolf, Jr.	Independent | Director Since 2001
Age 73 Committees • Compensation (Chair) • CG&N
Career Highlights
Aon Risk Solutions
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Managing Director and the Head of the Law Firm Advisory Team (2018 to 2024)

Herrick, Feinstein, law firm
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Managing Director, member of Executive Committee (1993 to 2017)

Education
•
B.S., Villanova University

Qualifications
Mr. Wolf led the Law Advisory practice at Aon Risk Solutions, providing industry-specific experience to help law firm leaders identify and implement operational improvements for financial stability and growth. At Herrick Feinstein, Mr. Wolf was responsible for the firm’s financial, administrative and strategic planning.
Mr. Wolf founded and is the Chairman and President of The Greg Wolf Fund, a charitable organization that was established in memory of his son, Gregory, who lost his battle to leukemia in 2005. The fund supports patients and their families in their fight against all blood cancers and has funded numerous blood cancer research initiatives.
Skills and Expertise
•
Experience with financial and strategic planning and implementation.

•
Senior policy-making position at a professional services firm.

•
Significant philanthropic and non-profit experience.

CONTINUING DIRECTORS WITH TERMS ENDING IN 2028
Dale C. Fredston	Independent | Director Since 2016
Age 73 Committees • Audit • CG&N (Chair)
Career Highlights
Sterling National Bank and its public holding company, Sterling Bancorp
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Executive Vice President and General Counsel (2002 to 2015)

Bank of America
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Senior Vice President, General Counsel and Corporate Secretary of the bank’s commercial finance subsidiary

Education
•
J.D., Columbia University School of Law

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B.A., Wellesley College

Qualifications
Ms. Fredston has over 30 years of experience as in-house counsel to a wide range of financial service companies. Her experience includes financing transactions, mergers and acquisitions, banking and securities law, risk management, corporate governance, general corporate matters and management of litigation.
Skills and Expertise
•
Deep industry knowledge and expertise in bank-specific legal, regulatory and compliance matters.

•
Senior leadership of a publicly traded financial institution.

•
Experience in finance and risk management.

5   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 1 — Election of Directors

David J. Gold	Independent | Director Since 2016
Age 51 Committees • Compensation • CG&N • Risk
Career Highlights
AdvisIRy Partners Group LLC, consulting firm providing strategic and capital markets advisory services
•
Partner (2017 to Present)

City of New York
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New York City Commissioner of City Planning (appointed in 2022)

Education
•
J.D., Benjamin N. Cardozo School of Law

•
B.S., New York University Stern School of Business

Qualifications
Mr. Gold was an equity analyst at a Wall Street firm for nearly two decades. Professional certifications and memberships include:
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Chartered Financial Analyst and member of the CFA Institute

•
Cyber Oversight CERT certificate (Software Engineering Institute of Carnegie Mellon University)

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National Association of Corporate Directors (member)

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Licensed Real Estate Broker and member of the Real Estate Board of New York

Skills and Expertise
•
Experience in strategic planning and investor relations.

•
Expertise in capital markets and credit analysis.

•
Knowledge of the Company’s market and the real estate industry.

Terence J. Mitchell	Independent | Director Since 2017
Age 73 Committees • Audit • CG&N • Risk (Chair)
Career Highlights
Dime Community Bank/Dime Community Bankshares
•
Executive Vice President and Chief Retail Officer (2010 to 2016)

Sovereign Bank
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Executive Vice President, Director of Retail Banking (2006 to 2008)

Independence Community Bank/Independence Community Bank Corp.
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Executive Vice President, President of Consumer Banking (1990 to 2006)

Education
•
B.B.A., Iona College

Qualifications
Mr. Mitchell has over 40 years of experience in retail banking. He has a deep knowledge of the communities and markets in which we operate and has also served on the boards of several Brooklyn non-profit and public interest organizations.
Skills and Expertise
•
Extensive retail and consumer banking expertise.

•
Senior leadership of business units at publicly traded financial institutions.

•
Experience in risk management and operations.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   6

Proposal 1 — Election of Directors

Chaya Pamula	Independent | Director Since 2021
Age 60 Committees • Audit • Risk
Career Highlights
PamTen Inc., technology services provider
•
Co-founder, President and CEO (2007 to Present)

SheTek, non-profit focused on increasing women representation in technology industry
•
Founder and President (2017 to Present)

SOFKIN, non-profit focused on serving the needs of underprivileged children
•
Founder and Trustee (2005 to Present)

Education
•
Executive Education Program, Harvard Business School

•
MBA, Osmania University in India

Qualifications
Ms. Pamula has more than 25 years of information technology experience, with a focus on solutions for business process improvement, business transformation/ reengineering and IT portfolio optimization. She is engaged and versed in emerging areas of technology, such as artificial intelligence. Ms. Pamula is on the board of various industry associations, social impact organizations, and has received awards for her philanthropy, entrepreneurship, and dedication to non-for-profit endeavors.
Skills and Expertise
•
Extensive expertise in information technology, cybersecurity and emerging technologies (e.g., artificial intelligence).

•
Experience in entrepreneurship and serving small- and medium-sized enterprises.

•
Experience with business transformation through integration of digital technology solutions.

7   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Corporate Governance Information
Director Skills and Qualifications
The Board believes that the nominees for re-election meet the criteria discussed in more detail in the “Director Nomination Process” section starting on page 10 of this Proxy Statement. The Board considers each director, including the directors that are not nominated for election, as capable of effectively and thoughtfully overseeing the Company’s management and contributing to the breadth and depth of experience of the Board overall.
The CG&N Committee is responsible for periodically evaluating the composition of the Board as a whole to support the Board’s overall succession planning efforts, and ensure that the Board and each of its standing committees include directors with the requisite expertise and experience to fulfill their duties and responsibilities. The table below highlights skills and experience categories considered by the CG&N Committee and the Board as relevant to advancing the Board’s role and responsibilities, and are considered by the CG&N Committee in a general manner in its process of identifying and reviewing director candidates and director nominees.
Skill		# of Directors
Industry Knowledge	Experience in banking, financial services, lending, payments, and fintech
Financial Expertise/ Accounting/Auditing	Experience in finance, accounting, financial reporting and/or auditing
Commercial Real Estate Knowledge	Expertise in real estate markets and financing
Strategic Planning	Experience in establishing strategic pillars and measurable objectives and developing roadmaps for driving organizations into the future
Executive Experience	Experience as a CEO and/or a Department or Business Head
Risk Management	Experience in management of business risk and regulatory and compliance frameworks at a complex organization
Technology/Information Security/Cybersecurity	Knowledge of cybersecurity, innovative technology and information technology
Community Development and Corporate Responsibility	Experience with community development, corporate responsibility and other public policy matters
Human Capital Management	Experience in hiring and retaining the right people, managing a workforce effectively and optimizing productivity
This matrix does not encompass all of the knowledge, skills, or experiences of our directors, and the fact that a particular skill is not listed does not mean that a director does not possess the skill. In addition, a director’s lack of a particular knowledge, skill, or experience with respect to a certain area does not mean the director is unable to contribute to the decision-making process in that area. The degree and type of knowledge, skills, and experience listed above may vary among directors.
A component of the Board’s consideration of director qualifications is its desire to foster a diverse array of viewpoints, professional experience, tenure, education, backgrounds and skills in the boardroom. Additional demographic information on our directors is provided below.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   8

Corporate Governance Information

Corporate Governance Practices
The Company has developed a corporate governance framework that underpins the strength and resiliency of our business. The governance framework is designed to benefit our stockholders and other stakeholders, including clients, employees and the communities in which we operate. Fundamental to this framework is an independent and engaged Board that has adopted and oversees the development of key governance practices for the Company. Recent developments within our governance framework are described below, and each of the Company’s key governance practices are discussed in more detail throughout this section.
CORPORATE GOVERNANCE DEVELOPMENTS
Our Board has a well-established focus on long-term business strategy and resiliency, corporate culture and performance. The Board was positioned to oversee and guide the company through a dynamic market and regulatory landscape in 2025. The Board maintained an acute focus on developments in the macroeconomic environment and the financial services sector and the Company’s loan portfolio quality and performance, along with its consistent engagement with financial, operational, strategic and business-related topics. Moreover, throughout 2025, the Board had regular and open dialogue with management regarding its direction and action on key business initiatives, such as the Bank’s Modern Banking in Motion information technology and digital transformation project, the roll out of the Company’s integration of artificial intelligence across the enterprise, balance sheet strategy and capital planning, including the commencement of a quarterly common stock dividend and initiation of a share repurchase program, as well as risk management and compliance practices and programs.
Beyond the Board’s comprehensive meeting schedule and agenda, the Board directed and administered a number of key governance enhancements in recent years, including:
•
Board and Committee Structure — In 2025, the Board continued its sharp focus on modifying the structure of the Board and its standing committees to improve the Board’s overall effectiveness and to strengthen the Company’s risk management programs. Accordingly, the Board approved the reclassification of the Credit Committee and the Asset Recovery Group (“ARG”) Committee from committees of the board of directors of the Bank to management-level risk management committees. This development followed the Board’s work in 2024 to comprehensively enhance the structure of its standing committees and management committees. The Board believes these adjustments will position the Company for continued and responsible growth. A discussion of the Board’s role in risk oversight, including a specific description of the changes to the board and management committee framework, can be found under the “Board’s Role in Risk Oversight” section starting on page 18 of this Proxy Statement.

•
Stockholder Engagement — The Company expanded its stockholder engagement efforts with the aim of developing stronger relationships with our investors and to collect feedback to better understand their views regarding our governance and executive compensation practices. In 2025, we reached out to investors both in advance of and following last year’s Annual Meeting. Our most recent round of engagement consisted of outreach to stockholders representing over 70% of our then-outstanding shares of common stock. As a result of this outreach, four of our directors held meetings with institutional investors representing approximately 47.5% of our then-outstanding shares, which resulted in enhanced dialogue about governance issues and executive compensation matters with our top shareholders. A discussion of our comprehensive investor outreach efforts and adjustments that we made in response to our stockholders’ feedback can be found in the “Compensation Discussion & Analysis” section starting on page 33 of this Proxy Statement.

9   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Corporate Governance Information

•
Director Stock Ownership Requirement and Executive Compensation Clawback Policy — The Board, on recommendation from the CG&N Committee, revised the stock ownership guidelines for non-management directors to increase the threshold ownership requirement. The Board believes this development reflects the Board’s commitment to the responsible growth trajectory of the Company and further aligns the directors’ interests with those of the Company’s stockholders. Similarly, the Compensation Committee adopted revisions to the Company’s clawback policy to broaden the scope of misconduct for which the Company can recoup awarded incentive compensation. The Compensation Committee’s decision to revise the policy was based in part on its review of the feedback provided by investors.

•
Succession Planning — The Board approved, on recommendation from the CG&N Committee, revisions to the Corporate Governance Guidelines to contemplate the appointment of a Vice Chair of the Board if the Board deems it necessary and desirable to facilitate its succession planning efforts. The CG&N Committee also continued to enhance its succession planning process, including in connection with Board and committee leadership and management succession.

•
Board Self-Evaluation Exercise — The Board continued its self-evaluation process to assist with, among other matters, generating more helpful information for the Board to use when making decisions, as well as helping provide a multi-year perspective on Board performance.

•
Education and Onboarding — The CG&N Committee continued to enhance the new director onboarding process and director education program to help ensure that directors are provided with timely training and development opportunities on key topics and in a variety of formats. For example, the CG&N Committee and senior management worked with a professional services firm to develop a curriculum of in-boardroom education sessions led by experts in the applicable fields. Directors are provided with a catalogue of continuing education programs covering a range of topics delivered through external providers.

Our governance framework continues to evolve based on the needs of the Company and the Board to help ensure that the Board remains well positioned to oversee the Company’s strategy and operations and to guide management in the pursuit of sustainable, long-term business growth. Moreover, we are committed to advancing our governance practices with reference to peer practices and industry standards. The key pillars of the Company’s governance framework are described in more detail below.
DIRECTOR NOMINATION PROCESS
The CG&N Committee has primary responsibility for developing the criteria for the selection of individuals to be considered for appointment, election or re-election to the Board; leading searches for qualified director candidates; and recommending to the Board the director nominees for election at the Annual Meeting who meet such criteria. In furtherance of these responsibilities, the CG&N Committee periodically evaluates the composition of the Board as a whole, to support the Board’s overall succession planning efforts, and to ensure that the Board and each of its standing committees includes directors with the requisite expertise and experience to fulfill its duties and responsibilities. In addition to its consideration of directors’ skills and experience, including the skills categories highlighted in the “Director Skills” section and corresponding table above, the CG&N Committee’s evaluation of Board composition takes into account:
•
the results of the Board’s self-evaluation process,

•
the total mix of experience, expertise and backgrounds on the Board,

•
the Board’s independence and balance of management and non-management directors, and

•
succession planning.

The CG&N Committee’s director nomination and succession planning efforts have supported steady refreshment on the Board since the Company’s initial public offering, including the addition of three new directors in the last six years.
Nomination of Incumbent Directors

In addition to the CG&N Committee’s periodic assessment of the Board’s composition overall, the CG&N Committee will re-evaluate each director at the end of their then-current term, prior to such director’s re-nomination for election to the Board. This evaluation is conducted with a particular focus on balancing experience and institutional knowledge with the benefits of refreshment, including introducing new viewpoints and perspectives to the boardroom.
Generally, incumbent directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. The CG&N Committee reviews such directors in light of their:
•
attendance and performance at Board and committee meetings;

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•
length of service on the Board and, to the extent relevant, applicable committees of the Board;

•
experience, skills and contributions brought to the Board and applicable committees of the Board; and

•
independence.

To facilitate the CG&N Committee’s assessment of an incumbent director’s suitability for re-nomination, the committee reviews the director’s service on outside boards and other affiliations (to assess the presence of actual or perceived conflicts of interest, and currency of industry expertise). Our Corporate Governance Guidelines direct the CG&N Committee to consider, among other factors, the number of other public company boards on which a director serves. It is the Board’s policy that membership on the board of more than three other public companies would be inappropriate for a director of the Company and requires that directors receive Board approval before accepting a nomination for election as a director of more than three public companies in addition to their service on the Company’s Board. No director may serve on the board of another financial institution or its holding company. In addition, a director may not serve on any public company’s board unless such service is approved by the CG&N Committee (and does not otherwise violate applicable banking regulations). The Chair of the CG&N Committee is required to consult with the Chair of the Board, the CEO and the Company’s General Counsel prior to the CG&N Committee’s determination regarding a director’s service on another public company’s board.
The Corporate Governance Guidelines specifically outline a director’s obligation to advise the Chair of the Board in advance of accepting an invitation to serve on the board of another company or making any other significant commitment to any business or governmental body beyond the primary occupations in which they were engaged at the time of their most recent election to the Board. The CG&N Committee has reviewed compliance with the foregoing policies regarding outside board service and commitments, and all of the incumbent directors, including the director nominees, are in compliance.
Furthermore, the Corporate Governance Guidelines contain a retirement policy that permits the CG&N Committee and the Board to nominate a director for re-election who will be over the age of 75 at the time of their election if, after considering the criteria for selecting director nominees as described in this section and the capacity of such person to continue to make meaningful contributions to the Board, and the needs of the Company, the Board determines, on the recommendation of the CG&N Committee, that such nomination is in the best interest of the Company. As specified in the Bylaws, the retirement policy does not apply to directors who were serving on the Board prior to the Company’s initial public offering.
Criteria Applicable to All Director Candidates

Apart from its review of incumbent directors, the CG&N Committee uses the following Board approved criteria in identifying and selecting candidates for nomination as a director (or to fill a vacancy on the Board):
•
Contribution to the Board — The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

•
Experience — The candidate’s relevant financial, regulatory, technology, and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the Company’s markets, major product offerings, technology systems and information security program and the operations of public companies generally, and ability to read and understand financial statements;

•
Integrity — The candidate’s personal and professional integrity, honesty and reputation;

•
Dedication to stockholder interests — The candidate’s representation of the best long-term interests of the Company and its stockholders;

•
Independence — Any material relationships between a candidate and the Company and the Bank (including those set forth in NYSE listing rules) that might impact objectivity and independence of thought and judgment, as well as the candidate’s ability to serve on any committees of the Board that are subject to additional independence requirements;

•
Diverse skill sets — The CG&N Committee considers how the experience and skill set of each director candidate and/or nominee complements those of fellow director nominees to create a balanced Board with diverse viewpoints and areas of expertise; and

•
Additional factors — The current size of the Board, the number of independent directors and the need for Audit Committee expertise.

The CG&N Committee reviews these criteria annually and makes recommendations to the Board regarding any changes, as needed. If any member of the Board does not wish to continue to serve on the Board, if the CG&N Committee or the Board

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decides not to re-nominate a member for re-election, or if the size of the Board is increased, the CG&N Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the CG&N Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.
Taken together, the Board views the foregoing criteria and policies as appropriate for balancing the benefits to the Company from directors’ experience, the need for fresh perspectives and the significant time commitment that engaged board service entails. On the basis of this review, the Board and the CG&N Committee have concluded that each of our incumbent directors are qualified to continue serving on the Board, and that the directors whose terms expire at the Annual Meeting should be re-nominated for election to the Board.
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
Our Board has adopted Corporate Governance Guidelines covering, among other things:
•
the duties and responsibilities and independence of our directors,

•
the Board’s role in overseeing executive compensation,

•
the role of our independent Chair or lead director (as applicable), and

•
the process for reviewing and establishing the Board committee structure and committee assignments.

The CG&N Committee reviews the Corporate Governance Guidelines at least annually and makes recommendations regarding modifications to the Board for consideration. As discussed above, in connection with its continuous review and benchmarking of the Company’s governance documents and practices, the CG&N Committee recommended, and the Board approved, recent changes to the Corporate Governance Guidelines regarding (i) the Board’s retirement policy, (ii) the appointment of a Vice Chair of the Board, as needed and (iii) an increase to the director stock ownership requirement.
The Board believes that our culture is fundamental to the conduct of the Company’s business and the creation of a high-performance environment, and is necessary for effective risk management and for eliciting investor trust. In furtherance of the Board’s oversight of the Company’s culture, the Board has adopted a code of ethics (the “Code of Ethics”) which provides a framework that sets high standards of professional conduct for the Company, the directors and our personnel. Our Board is responsible for setting the ‘tone from the top’ and expects all directors, as well as officers and employees of the Company, to conduct themselves in a manner consistent with the Code of Ethics. The Code of Ethics applies to all of our directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Each of our directors and employees certifies as to their compliance with the Code of Ethics and certain other applicable compliance policies on an annual basis. The Audit Committee is responsible for reviewing the Code of Ethics periodically and recommending changes to the Board as needed.
The Corporate Governance Guidelines and Code of Ethics are each posted on the “Governance — Governance Documents” section of the “Investor Relations” page of Metropolitan Commercial Bank’s website, www.mcbankny.com. The Code of Ethics is also available upon written request to:
Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 Attention: Investor Relations	investors.mcbankny.com/governance/ documents
Our Board reviews and must approve any amendments to or waivers from the Code of Ethics. We intend to disclose any amendment to, or waivers from, our Code of Ethics for the benefit of our executive officers by posting such information on our website and as otherwise required by applicable law.
BOARD OVERSIGHT OF STRATEGY
The Board oversees the formulation and implementation of the Company’s strategic initiatives and, in addition to its regular review of the budget and annual operating plan, the Board is responsible for reviewing and approving the Company’s long-term strategic plan on an annual basis. The Board receives periodic updates from management regarding progress on strategic initiatives, and these strategic plan updates occur in addition to regular presentations and updates from the CEO and senior management regarding the Company’s overall strategic direction, business opportunities, priorities and performance, as well as updates on the implementation of this strategic plan across the Company’s businesses and functions. These management

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presentations are the foundation of active dialogue with, and feedback from, the Board about the strategic risks and opportunities facing the Company and its businesses.
In 2025, the Board approved strategic plan contained four key strategic pillars:
1	Enhancing and scaling our risk management framework,
2	Driving the Company’s digital transformation and enhancing its information technology infrastructure,
3	Continuing to develop a best-in-class talent driven organization, and
4	Executing on core commercial banking activities in a disciplined, high-performance fashion.
A discussion of how these strategic pillars inform the compensation outcomes for our executive officers is covered in the Compensation Analysis and Discussion section of this Proxy Statement.
SUCCESSION PLANNING
Succession planning is a core component of our governance framework and an important area of emphasis for the Board. The Board is actively engaged in succession planning through oversight of both management succession and director succession. The Board’s approach is designed to ensure that leadership transitions occur in a structured and deliberate manner, are informed by ongoing assessments and are aligned with the Company’s strategic objectives.
MANAGEMENT SUCCESSION	DIRECTOR SUCCESSION

•
The Company’s Corporate Governance Guidelines emphasize the Board’s role in senior leadership succession planning to facilitate long-term, resilient and sustainable business practices.

•
Succession Plan — At least on an annual basis, the Board reviews the Company’s management succession plan with the CEO. The succession plan includes the CEO’s recommendations regarding interim succession candidates for each other member of the senior management team.

•
Emergency Succession — The Company’s succession plan includes a CEO emergency succession management plan.

•
Talent Evaluation and Development — The Compensation Committee reviews and regularly evaluates the performance of key personnel, such as department heads and key functional leaders, in addition to the Company’s executive officers. Moreover, the Board has prioritized its development of relationships with leaders across the organization by encouraging employees outside the executive management team to attend formal, in-boardroom sessions as well as to engage with the Board in informal settings. The Board considers its engagement with non-executive employees as an important tool in evaluating the rank and readiness of potential internal succession candidates while supporting the Company’s talent development goals more broadly.

•
The CG&N Committee leads the Board’s director succession planning efforts, including through its periodic evaluation of the Board’s composition, committee assignments and consideration of director candidates for election to the Board.

•
As part of this process, the CG&N Committee periodically reviews the current and anticipated needs of the Board and its committees and identifies potential successors for each committee, taking into account director qualifications, committee charters, and rotation practices.

•
The Company’s Corporate Governance Guidelines also contemplated the appointment of a Vice Chair of the Board, as needed, to assist in the succession planning process including by facilitating orderly leadership transitions and supporting Board continuity.

•
As discussed further in the Board Structure and Leadership section below, the Board successfully implemented its succession plan through the transition of the independent Chair role from Mr. Reinhardt to Mr. Fabiano. This transition, which occurred in the third quarter of 2025, reflects the comprehensiveness and effectiveness of the Board’s governance framework and succession process.

EVALUATION OF BOARD AND COMMITTEE EFFECTIVENESS
Each year, our Board and each standing committee engage in a thorough self-evaluation process in accordance with the Company’s Corporate Governance Guidelines and each of the Board’s committee charters. This annual exercise, which is overseen by the CG&N Committee, is a multi-stage process designed to gather valuable insights on Board effectiveness and foster continuous improvement in director performance and our governance practices. The CG&N Committee has overseen several adjustments to the process that are aimed at enhancing the comprehensiveness of the exercise and overall

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engagement among directors. The Board engaged a third-party facilitator to compile questionnaire responses and prepare reports on the results of the evaluation exercise, with a focus on:
•
comparing responses to prior year results,

•
highlighting areas for improvement, and

•
suggesting practices and enhancements for improving the Board’s effectiveness and performance.

As discussed in the “Board’s Role in Risk Oversight” section on page 18 of this Proxy Statement, the Board modified its committee structure in 2024 to, among other things, establish the Risk Committee. To ensure appropriate and timely monitoring of the effectiveness of this new committee, the CG&N Committee and the Board adopted an interim evaluation specifically for the Risk Committee in the first half of 2025. This exercise was designed to provide the new committee members an opportunity to reflect on the effectiveness and efficiency of the Risk Committee’s emerging processes and structure, and to ensure that any preliminary findings and areas for improvement can be addressed in a timely manner. Following this interim exercise, the Risk Committee evaluation was included as part of the annual process and conducted at the same time as each of the other standing committees.
Key Elements of the Board Self-Assessment Process

INITIAL DESIGN	QUESTIONNAIRES	THIRD-PARTY FACILITATOR
Each year, the CG&N Committee, in consultation with the Board chair, determines the process, scope and contents of the Board’s annual performance evaluation.
Feedback is solicited through a set of comprehensive questionnaires.
•
Each director completes a separate questionnaire for the full Board and each committee on which they serve.

•
The questionnaires are structured to elicit feedback on key aspects of Board performance, including effectiveness of the Board and the Company’s governance practices and framework, director contribution, and management and Board dynamics. The Board also completes questionnaires that specifically focus on the performance of the CEO and Board Chair.

To ensure objectivity and anonymity and encourage candor on the part of the directors, a third-party facilitator is engaged to distribute the evaluation materials, compile results, and provide a comprehensive analysis of the feedback.
The reports compiled by the third-party facilitator include recommended adjustments to governance practices and Board processes as well as insights and, as applicable, comparisons of the Board’s feedback on its performance against industry standards and peer benchmarks.

REVIEW OF FINDINGS	FOLLOW-UP AND ONGOING FEEDBACK	KEY EVALUATION TOPICS

The CG&N Committee reviews the reports on the results for the Board and each committee in executive session.
•
The reports and any additional findings or discussion points identified by the CG&N Committee are then presented to the full Board for further discussion in an executive session of the full Board.

•
Each standing committee self-evaluation is also reviewed by the respective committee Chair in executive session of such committee.

The Board and management (at the Board’s direction) work together to take appropriate action in light of the results of the self-evaluation.
•
The reports provide a comparison of results to the prior year, which allows the Board to track improvements and promote long-term accountability.

•
Directors are periodically solicited for feedback throughout the year, and are generally encouraged to provide input and make suggestions for enhancements throughout the year, including with respect to the quality and timing of meeting materials and meeting logistics.

Topics identified in the evaluation results include:
•
Strategic priorities for focusing Board oversight.

•
Succession planning.

•
Board structure, composition, and schedule.

•
Committee structure, responsibilities and performance.

•
Quality, timeliness, and relevance of information provided by management.

•
Training and Board education programs.

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DIRECTOR ORIENTATION AND CONTINUING EDUCATION
As part of ongoing efforts to support Board and individual director’s effectiveness and performance, the CG&N Committee designed a director continuing education and training program covering key topics in the areas of banking, risk management, regulation and compliance, information technology and cybersecurity, as well as emerging strategic and business developments such as artificial intelligence. The director’s education program is primarily conducted through in-boardroom sessions, generally led by executive management or outside experts or advisors. In addition, directors are provided opportunities through externally facilitated forums such as self-directed online modules and trainings, live programming and supplemental materials. These sessions and materials are tailored to both bank-specific and industry-wide developments. This multi-layered approach to continuing education, training and development supports the Board’s effectiveness and supports directors’ ability to guide the Company through an ever-evolving business environment. The curriculum is designed to keep the directors up-to-date on regulatory and industry developments. In a particularly dynamic market and regulatory landscape, the Board developed a comprehensive education and training program for its directors throughout 2025. As highlighted below, the educational and training sessions covered, among other things:
•
Banking industry and policy developments and outlook;

•
Commercial lending trends;

•
Bank-specific accounting and regulatory developments;

•
Cybersecurity incident response;

•
Current issues in risk management, such as third-party risk and cloud security;

•
Artificial intelligence’s impact on digital transformation, leadership, governance and risk management.

To maintain a robust and relevant continuing education program, directors are encouraged to offer feedback on preferred topics and potential gaps through the Board and committee self-assessment process. This feedback helps shape the program’s structure, frequency, duration and content, ensuring that the education program remains aligned with the Board’s needs. The CG&N Committee oversees the program’s development, in line with the Company’s Corporate Governance Guidelines.
Key Elements of the Director Continuing Education Program

IN-BOARDROOM SESSIONS	EXTERNALLY FACILITATED PROGRAMS	MATERIAL ACCESS & PROGRAM DESIGN

•
Education sessions led by members of senior management or outside experts and advisors are made available to the directors on the agendas for regular Board and committee meetings.

•
Topics covered during these sessions include:

•
updates on economic or market events, including banking industry trends and policy developments,

•
developments in emerging strategic and business priorities, such as artificial intelligence, and

•
risk management and compliance, information technology and cybersecurity matters.

•
On an ongoing basis, directors are provided with a catalogue of continuing education programs covering a range of topics, including bank-specific risk and compliance matters, and information technology and cybersecurity, that are delivered through nationally recognized educational organizations.

•
As discussed in the Board’s Role in Risk Oversight section below, the directors joined the Company’s senior management team for a multi-session executive education program on artificial intelligence.

•
Directors are also provided access to online, self-directed training modules delivered through our corporate training platform.

•
Materials related to these informational sessions are maintained and catalogued for a director’s future reference (or for new directors, for use as part of the onboarding package).

•
Additional education materials and articles of interest are provided to directors on a periodic basis.

•
Directors are encouraged, including in the annual Board and committee evaluation process, to provide feedback regarding topics they would like to cover in continuing education sessions.

The CG&N Committee has also overseen the development of an orientation process for new directors that is designed to facilitate and expand a new director’s understanding of the Company’s products and services, the director’s duties as a member of the Board, and the culture of the Company and the Board. As part of the onboarding process, a new director will be provided with an initial set of reference materials, including key organization documents and Board and corporate information, and will participate in a series of meetings with other directors and members of senior management to cover key topics including business strategy and operations, corporate culture, finance and human resources, regulatory framework and risk management, among others.

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BOARD INDEPENDENCE
The Board has determined that each of the Company’s directors is “independent” as defined in the listing standards of the NYSE, except Mark R. DeFazio, who, as President and Chief Executive Officer of the Company, is not “independent.” In 2025, in accordance with its regular review of Board independence, the Board determined, on recommendation from the CG&N Committee, to designate Anthony J. Fabiano as an independent director. Mr. Fabiano, who joined the Board in 2020, had been designated by the Board as a non-independent, non-executive director even though he qualified as independent under NYSE listing standards because it had been more than three years since he ceased serving as an executive officer of the Company. Given Mr. Fabiano’s five-year tenure on the Board since the conclusion of his service to the Company as its Chief Financial Officer, the Board considered it appropriate and in the best interests of the Company and the Board to designate Mr. Fabiano as independent.
BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS POLICY
Transactions by the Company or the Bank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions among the Bank and its affiliates), the Federal Reserve Board’s Regulation O (which governs certain loans made by the Bank to its executive officers, directors and principal stockholders, and their related interests), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the NYSE, as well as applicable New York state laws.
The Board, in addition to the Company’s Regulation O and Regulation W policies, has adopted a policy on related party transactions which was reviewed by the CG&N Committee. The policy, which is reviewed annually, provides that the CG&N Committee must approve any transaction(s) in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) any “related person” had, has or will have a direct or indirect material interest.
A “related person” includes the Company’s directors, nominees for director, executive officers, members of such persons’ immediate families, and greater than 5% beneficial owners (including BlackRock, Inc. and Patriot Financial Partners III, L.P., each of which is a beneficial owner of more than 5% of our outstanding common stock based on a review of such holder’s Schedule 13G and Schedule 13D filings, respectively). Consistent with SEC rules, our related party transactions policy provides that certain transactions, including ordinary course non-preferential transactions, entered into with a related person are not considered to be related party transactions and are not required to be disclosed or approved by the CG&N Committee. In 2025, there were no related party transactions that required CG&N Committee approval or disclosure in this Proxy Statement.
In determining whether to approve a related party transaction, the CG&N Committee will consider, among other factors:
•
the fairness of the proposed transaction, whether the transaction was undertaken in the ordinary course of business of the Company,

•
the direct or indirect nature of the related person’s interest in the transaction,

•
the appearance of improper conflict of interests for any director or executive officer,

•
the size of the transaction,

•
the amount of consideration payable to the related person,

•
whether the transaction would impair an outside director’s independence,

•
the acceptability of the transaction to the Company’s regulators, and

•
the potential violations of applicable law or other corporate policies, such as the Company’s Regulation O and Regulation W policies.

Transactions subject to Regulation O, Regulation W or other specific regulatory requirements are approved as required pursuant to such regulations. Under the related party transactions policy, no member of the CG&N Committee may participate in the review, consideration, approval or ratification of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The CG&N Committee may approve only those related party transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the CG&N Committee determines in good faith. Our related party transactions policy does not limit or affect the application of our other policies applicable to our directors, executive officers and other related persons, including our Code of Ethics.
In the ordinary course of business, we periodically have, and expect to continue to have, banking relationships and other transactions with related persons. Any loans to related persons, and any transactions involving financial products and services provided by the Company to such persons and entities, are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable

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transactions with persons and entities not related to the Company, and do not involve more than the normal risk of collectability or present other unfavorable features.
Board Structure and Leadership
APPOINTMENT OF INDEPENDENT CHAIR AND BOARD LEADERSHIP TRANSITION
The Board sets its leadership structure and selects its Chair on an annual basis, or more frequently as necessary, to help ensure the current arrangement best serves the interests of the Company at any given time. The Board has determined that it is appropriate to maintain a separation between the positions of Chair and CEO, as the appointment of an independent Chair aligns with the Company’s corporate governance framework and reflects the Board’s dedication to effective oversight of the Company’s management and operations. In September 2025, the Board appointed Anthony J. Fabiano as independent Chair of the Board to succeed William P. Reinhardt, who had served as independent Chair since 2018. Mr. Fabiano’s appointment was the culmination of a concerted succession process, demonstrating the Board’s ongoing commitment to continuity and stability of its leadership and refreshment. Mark R. DeFazio, the Company’s President and CEO, serves as a non-independent member of the Board. If the directors consider that the position of Chair should be held by the CEO, then an independent Lead Director would be selected, who would carry out the duties as specified in our Corporate Governance Guidelines.
The duties of the independent Chair are robust, and include:
•
Presiding at all meetings of the Board and setting, in consultation with the CEO, the annual schedule of Board meetings and the agenda for each meeting;

•
Ensuring proper flow of information to the Board;

•
Reviewing the adequacy and timing of the documents in support of meeting agenda topics;

•
Ensuring adequate lead time for effective study and discussion of business under consideration by the Board; and

•
Carrying out other duties as requested by the Board.

EVALUATION OF BOARD STRUCTURE
The CG&N Committee regularly reviews the Company’s corporate governance framework. The CG&N Committee’s approach is holistic and incorporates feedback from the Company’s investors and other stakeholders, as well as industry and market developments. A component of this process is the CG&N Committee’s review of the Board’s structure, which is evaluated on at least an annual basis. Following the Company’s extensive investor outreach efforts in 2025, as described in more detail in the Compensation Discussion and Analysis section of this proxy statement, the CG&N Committee engaged in extensive dialogue regarding elements of the Company’s governance profile, such as the Board’s classified structure. The CG&N Committee and the Board continue to believe that the Board’s classified structure, with directors divided into three classes and elected to staggered three year terms, remains appropriate to support the long-term, sustainable growth of the Company. The CG&N Committee considered, among other factors:
•
the Company’s background and size as a small capitalization, growth-oriented company,

•
the nature of the Company’s business and its operations as a small commercial bank in a highly competitive environment,

•
the regulatory framework under which the Company operates,

•
our stockholder base,

•
the results of extensive benchmarking against other financial institutions, including direct peers.

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The classified structure, which has been in place since our formation in 1999, affords the Company and the Board several key benefits, including:

Ensuring continuity and stability of leadership	which further enhances the quality of guidance the Board can provide management in the context of a complex, highly-regulated and dynamic business environment.
Perpetuating directors’ long-term perspectives and decision-making	to support robust operations and sustainable business growth, which improves alignment with shareholder interests.
Developing directors with deep institutional knowledge and experience with the Company	which enhances the directors’ level of engagement and ability to challenge management in a constructive manner.
Facilitating the Board’s director search and recruitment efforts	Particularly in light of the added scrutiny on community, smaller regional, and commercial banks following recent bank failures and past turmoil in the financial services industry, the classified board is an important tool in bolstering our ability to recruit and retain highly qualified directors.
Board’s Role in Risk Oversight
The Company endeavors to be an engine of economic value creation within our community while operating in a financially sound and responsible manner. Effective risk management is fundamental to this effort and underpins our strategy and decision-making. Accordingly, the Company maintains a robust risk management framework that is directly overseen by the Board. Since we operate in a highly dynamic market and competitive industry, management and the Board continually evaluate developments and emergent risks affecting the Company, with the goal of ever improving the efficacy of our risk management and compliance activities.
DEVELOPMENTS TO THE RISK GOVERNANCE FRAMEWORK
The Board maintains ultimate responsibility for oversight of the Company’s risk management framework. The Board exercises this responsibility primarily through its standing committees. In furtherance of the Board’s efforts to align the Company’s risk management program with our strategy, business and operations, the Board and the CG&N Committee have engaged in extensive evaluations of the Company’s risk governance committee framework over the past two years, which has resulted in several key changes:
•
2024 — Approval of modifications to the Board’s committee structure as well as to management’s risk management committee framework. The main change to this risk governance committee framework was the establishment of a joint Risk Committee of the Board and of the board of directors of the Bank (the “Risk Committee”) with the primary purpose of supporting the Board in developing and maintaining a comprehensive view of risk and oversight of the enterprise risk management framework and related risks, including establishing the Bank’s risk appetite through approval and recommendation to the Board of a formal the Risk Appetite Statement. Under the revised framework, several committees that were previously standing committees of the Bank’s board, including the Asset Liability Committee, Technology Committee and Operational Risk Management Committee, were reclassified as management-level risk committees that, through the structure outlined below, report into the Risk Committee.

•
2025 — The CG&N Committee and the board of directors of the Bank further approved modifications to reclassify two standing committees of the Bank’s board of directors, the Credit Committee and the ARG Committee, to management-level risk management committees. In determining to reclassify the Credit and ARG Committees, the CG&N Committee considered, among other factors, the evolving complexity of the organization, its continued growth, as well as the corresponding expansion in the volume and changing nature and scope of the transaction-based reviews performed by these committees. Moreover, the CG&N Committee noted management’s progress in streamlining and enhancing the Company’s risk reporting framework and risk management infrastructure, including through key hires with substantial expertise in enterprise risk management, credit risk and administration, and special asset situations.

As part of the transition of the Credit Committee and ARG Committee to management-level risk committees, the Board appointed certain directors to continue to attend the committee meetings to provide guidance and feedback to management and report to the Board on proceedings from these meetings. This structure supports the directors’ understanding of the Bank’s business, credit activities and credit risk profile and review practices, further strengthening the Board’s effectiveness and risk oversight. The changes to the committee structure became effective January 1, 2026.

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Corporate Governance Information

The Board believes that the redesigned risk governance framework appropriately reflects the size, complexity and activities of the Company, while better positioning the Board and management to identify and address emergent risks in a holistic manner. The chart below provides an overview of the structure of the standing committees of the Board that support the Company’s enterprise risk management framework. Additional detail regarding the standing committees of the Board, can be found in the “Committees of the Board” section starting on page 23 of this Proxy Statement.
RISK COMMITTEE	AUDIT COMMITTEE

•
Approve and oversee the risk appetite of the Company and the Bank and monitor alignment with corporate strategy.

•
Review and approve, and recommend to the Board for approval, the Risk Appetite Statement on an annual basis.

•
Oversee the risk governance structure, risk culture, and review and approve the significant risk management policies of the Company and the Bank.

•
Review regular reports from management on the significant enterprise risks and exposures, their impact on the enterprise risk profile, and steps that management has taken to measure, monitor and control such exposures.

•
Review reports from management regarding material issues identified by internal or external independent review functions, including internal audit, as well as significant regulatory examination reports and associated matters identified by regulatory authorities related to risk management and the risk governance structure.

•
Oversight of the integrity of the Company’s financial statements.

•
Review the Company’s compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements.

•
Evaluate the independent auditors’ qualifications and independence.

•
Review of the performance of its internal audit and financial risk assessment function.

COMPENSATION COMMITTEE
• Assess and monitor risks related to our compensation program, including alignment of incentives with sound business practices.
CG&N COMMITTEE
• Oversight of the director qualification and nomination process. • Evaluate the performance and effectiveness of the Board. • Oversight of our corporate governance principles.
ENTERPRISE RISK MANAGEMENT
Responsibility for assessing and managing risk and escalating material risks to the Board and its various committees rests with the Company’s management. The Chief Risk Officer is the primary member of management responsible for implementing an effective risk management framework as well as the daily oversight of risk. The Chief Risk Officer reports to the Risk Committee, which is responsible for approving the appointment of the Chief Risk Officer and annually reviewing their performance. The Enterprise Risk Management Committee (the “ERM Committee”), the most senior management committee in the risk governance framework, is the forum for our senior management to assess and discuss the enterprise-wide risk management and control environment and to ensure that matters are appropriately reviewed and escalated to the Risk Committee. The ERM Committee is chaired by the Chief Risk Officer and its members include the Chief Executive Officer, Chief Financial Officer and General Counsel, among other members of senior management.
The ERM Committee is responsible for the oversight of each of the management-level risk committees that separately cover the specific risks or business activities of the Bank in more depth. The management-level sub-committees of the ERM Committee include:
•
Asset Liability Committee

•
Information Technology/ Information Security Steering Committee

•
Compliance Management Committee

•
New Products Committee

•
Community Reinvestment Act Committee

•
ARG Committee

•
Credit Committee

The management committee structure also includes a Loan Portfolio Review Committee, Allowance for Credit Losses Committee and Disclosure Committee. These committees, together with the ERM Committee and its sub-committees, support a streamlined and targeted flow and escalation of information regarding significant risks up to the Board, and helps promote a strong control environment, risk management culture, and integration of the risk framework across the enterprise.

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Corporate Governance Information

BOARD’S ROLE IN CYBERSECURITY OVERSIGHT
As outlined in the Company’s Risk Appetite Statement, cybersecurity is a significant risk to the enterprise and the Board’s focus remains on working with management to design a tailored and flexible governance framework, and establish reporting and escalation protocols to support the Company’s information security program and enable effective responses in the face of an evolving threat landscape and changes to applicable laws, regulations and industry standards. To that end, matters related to information security are regularly featured as part of management’s enterprise risk profile updates to the Risk Committee, which occur at least on a quarterly basis. The chair of the Risk Committee regularly reports to the Board on the committee’s proceedings and activities, including in connection with the committee’s deliberation on information security matters. In addition to regular touchpoints on cyber matters at the Risk Committee, the Board receives briefings from the Bank’s Chief Information Security Officer (the “CISO”) semi-annually. The CISO’s report provides a comprehensive overview of the Bank’s cybersecurity programs, including but not limited to:
•
integrity and security of Bank information systems,

•
cybersecurity policies, procedures and controls,

•
material cybersecurity risks,

•
incident response, disaster recovery and business continuity,

•
budget, staffing and resources, and

•
key priorities and initiatives.

The Board directly, and through its standing committees (particularly the Risk Committee and the Audit Committee) also engage in broader discussions regarding existing and emerging operational and technology risks with members of management across the organization, including risks related to artificial intelligence and potential deficiencies in the cybersecurity systems of third parties we interact with. To supplement the Board’s regular engagement regarding the Company’s information security program, the director education program includes cybersecurity-related training opportunities, which assists the directors in staying current on developments and maintaining appropriate knowledge regarding the evolving cybersecurity and threat landscape. In 2025, the in-boardroom information-security-related education sessions covered topics such as incident response readiness and cloud risk management.
At the management level, the Information Technology/Information Security Steering Committee and ERM Committee are the primary risk management committees responsible for monitoring the information security program, supporting the implementation of appropriate risk management practices and controls and escalating matters to the Risk Committee and the Board as appropriate. Management additionally coordinates across business lines and functional areas through a number of internal forums, including cross-functional working groups. The Board and senior management are committed to deepening a culture of information security vigilance, including through appropriate investment in our people and systems, and to promoting the integration of cybersecurity considerations into the broader strategic objectives of the Company. More information about the Company’s cybersecurity risk management, strategy and program is available starting on page 38 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Spotlight on Artificial Intelligence
Investing in technology continues to be a strategic imperative for the Company, and the responsible development, deployment and integration of artificial intelligence across the enterprise is an important area of focus for the Board and management. The Board recognizes the potential of artificial intelligence to drive operational efficiency, innovation and long-term value creation, and is heavily engaged in overseeing management’s strategies and initiatives around the responsible integration and use of artificial intelligence throughout the Company’s business. The key areas of the Board’s focus in this area include:

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Corporate Governance Information

Key Focus Areas	MCB Developments
Talent
•
To advance the Company’s artificial intelligence-related objectives, management has made strategic investments in talent and leadership, including the appointment of a Chief Artificial Intelligence Officer responsible for developing and implementing the Company’s strategy, coordinating enterprise-wide artificial intelligence initiatives, and establishing appropriate governance as well as risk management frameworks.

Governance and Reporting
•
The Board and its relevant committees, primarily the Risk Committee, receive periodic reports from management regarding the Company’s artificial intelligence initiatives, including updates on strategic use cases, implementation progress, and key risks and controls. AI-related matters are integrated into the Company’s enterprise risk management processes, including through the establishment of several cross-disciplinary working groups, and are reflected in the regular risk reports and dashboards reviewed by the Risk Committee, thereby enabling concentrated oversight of AI-related risks and mitigation measures.

Training and Development
•
The Board participates in ongoing education and training programs designed to enhance directors’ understanding of artificial intelligence technologies, emerging trends, and related regulatory, ethical, and risk considerations. For example, to supplement management’s periodic reporting on artificial intelligence strategy and developments, the Board attended an immersive executive education program with the Company’s senior management team at a leading educational institution. Through these efforts, the Board believes it is well positioned to oversee the Company’s approach to artificial intelligence in support of the Company’s sustainable, risk conscious growth objectives.

BOARD’S ROLE IN HUMAN CAPITAL MANAGEMENT AND OVERSIGHT
As a relationship-based commercial bank with a track-record of strong client relationships, human capital is a key asset of the Company. Accordingly, the Board is focused on driving the Company’s commitment to employees and overseeing its deeply rooted approach to attracting, retaining and developing talent and fostering a culture of trust, ethics, and accountability. The Board is responsible for setting the ‘tone from the top’ in support of this culture and the Board and senior management together set an expectation of full engagement from our employees in realizing our vision, executing our mission and enabling our core values. The Company prides itself on a collaborative environment where contributions from all levels are encouraged and offered. Moreover, the experience, knowledge, and customer service excellence that our employees bring every day is a key source of differentiation from our competitors. As of December 31, 2025, the Company employed 326 full-time employees and 2 part-time employees, none of whom are represented by a collective bargaining agreement. This net increase of 33 employees, or approximately 10.2% from the prior year, reflects our expanding business and strategic objectives, and also highlights our Board’s emphasis on strengthening our risk management program. In particular, the incremental increase in employee headcount was driven by our strategic priorities and in alignment with branch network expansion, corporate, risk management and governance areas. The Board is regularly apprised of developments related to the Company’s organizational structure and receives periodic updates from the Chief Human Resources Officer on human capital matters, including in the areas described below.
Talent Acquisition and Retention

The Company offers high-touch service using emerging technologies, and the relationship-based focus of a community bank. Management seeks to hire, develop, promote, and retain well-qualified employees who are aligned with the Company’s business model and broadly reflect the community in which we operate. The Company’s selection and promotion processes are designed to be merit based and without bias. The ratio of women and men in the Company at December 31, 2025 was 45% and 55%, which is relatively unchanged year-over-year. To attract and retain high performing talent, the Company offers competitive, performance-based compensation and a benefits plan that includes:
•
comprehensive health care coverage,

•
supplemental healthcare benefits,

•
a 401(k) plan with a Company match,

•
flexible spending accounts and health savings accounts,

•
wellness programs,

•
Company sponsored life and disability insurance,

•
voluntary life and AD&D insurance,

•
commuter benefits,

•
an Employee Assistance Program,

•
paid time-off, and

•
leave policies, including paid parental leave.

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Corporate Governance Information

The Company also offers an Employee Referral Program that allows employees to earn a referral bonus by recommending candidates who are hired for open positions. The Compensation Committee receives reports from management and provides input regarding the scope, costs and competitiveness of the Company’s benefits programs.
Training and Development

Ensuring that our employees receive training and development opportunities is a priority. Our ongoing success depends on our ability to develop talent within the Company and ensure that we have employees ready to move into future leadership roles. The Company’s training and development regimen is designed to allow for career advancement and new learning opportunities, while benefiting the Company by organically building bench strength across the organization. The key components of our training and development program are:
•
New Hire Orientation — The Company conducts a comprehensive New Employee Orientation for all new hires, which management continues to adjust to better ensure new employees receive a comprehensive and meaningful welcome experience.

•
Assigned Compliance Training — An important tool in developing our risk culture is through a comprehensive set of compliance and risk management trainings. All employees are required to complete assigned compliance, financial crimes compliance, enterprise risk management, information security/cybersecurity, fraud prevention and technical training courses annually via the Company’s Learning Management System (“LMS”). Our directors are also provided the opportunity to supplement their in-boardroom training and education through the LMS as well.

•
Voluntary Workshops — We also provide in-person or remote training and interactive workshops outside the LMS on a range of topics, including the Company’s benefits program, financial planning, mental health awareness, performance management, and goal setting.

•
Professional Development — Employees are periodically assigned professional skills training via the LMS. In addition, managers are encouraged to provide informal learning opportunities for employees, such as inviting reports to attend management committee or working group meetings, to better understand the Company and its business, meet with senior management and cross-train within their own department, as well as other departments of interest. To further their education, employees are encouraged to attend external business-related training seminars, conferences, and networking opportunities, which are paid for by the Company.

The Board is apprised of developments in, and management’s process for developing and monitoring compliance with, the training programs.
Purpose and Values

Our commitment to our customers, community and employees is well established and recognized by our Board, executive leadership, and our Employee Engagement Committee (the “EEC”). The EEC, which is comprised of employees from all levels across the organization, was established to collectively unify our teams. The EEC is instrumental in developing a community of belonging at the Company and in fostering our unique workplace culture. Our commitment to inclusion is reflected in our education and wellness programs, which, for example, focus on financial, emotional, and physical well-being. We also encourage community volunteer activities in areas that unite our employees. By engaging in service to our community, we not only strengthen our bonds but also reflect our shared values. The Board and its CG&N Committee are periodically updated on the Company’s community involvement and employee volunteer work and our directors are actively engaged in supporting the Company’s volunteer and charitable efforts.
Corporate Responsibility and Community Involvement

Through the support of an internal working group and with oversight and engagement from the CG&N Committee, the Company shared a fact sheet in 2025 regarding its corporate responsibility and community involvement and development activities. The fact sheet is available on the Company’s website, www.mcbankny.com.

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Corporate Governance Information

Board Meetings and Committee Information
BOARD MEETINGS
Our Corporate Governance Guidelines provide that our directors are expected to attend all regular and special meetings of our Board and committees on which they sit. Directors are expected to attend annual meetings of stockholders as well. Our Board is engaged with the Company and its management team, and directors regularly contribute significant time and effort in preparing for meetings, addressing Company matters and guiding and constructively challenging management. Accordingly, and in the context of a dynamic business environment, our Board convened several special meetings in addition to its regular meeting schedule, and remained close to management on a variety of topics related to organizational strategy and business performance throughout the year. The Board met 14 times during 2025. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served during the year. The average director attendance rate in 2025 was approximately 95%. All of our directors attended our 2025 annual meeting of stockholders.
COMMUNICATIONS WITH THE BOARD
Any stockholder who wishes to contact the Company’s Board or an individual director may do so by writing to:
Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 Attention: Corporate Secretary
The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Interested parties may also contact the Company’s independent directors by writing to the address above. Communications are reviewed by the Corporate Secretary of the Company and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary of the Company may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Corporate Secretary of the Company has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. In addition to the foregoing, the Company maintains a Code of Ethics (as discussed above) and a policy on Accounting Complaints and Communications with Independent Directors (copies of which may be found on our website). Each document outlines methods by which parties may report ethics and/or accounting-related violations or concerns, including to the independent directors or the Audit Committee chair, as applicable.
COMMITTEES OF THE BOARD
The Board has established four standing committees, two of which (the Audit Committee and Risk Committee) are joint committees of the Board and the board of directors of the Bank. Each committee is responsible for making recommendations to our Board as appropriate and for reporting periodically to the entire Board. The CG&N Committee is responsible for reviewing the composition and structure of the Board’s standing committees, including the tenure of the committee chairs. The Board does not have a firm policy mandating rotation of committee assignments, and the CG&N Committee may consider the special knowledge or experience of certain directors in recommending that particular directors serve on certain committees for extended periods. The CG&N Committee’s review is intended to support an appropriate distribution across, and skill sets within, each committee, deepen the directors’ understanding of all aspects of the Company’s business, and to advance the Board’s refreshment and succession planning efforts. Generally, the CG&N Committee approves committee rotations on an annual basis.
Additional information about the standing committees of the Board, including committee composition, responsibilities, and operations, can be found in their charters, which are available on our website. The following table provides information regarding current committee membership and the number of meetings each committee held in 2025, as well as a brief description of the committee’s responsibilities. In addition, each of the Company’s Board and the Bank’s board of directors may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its governance documents.

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Corporate Governance Information

Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements. The Audit Committee, among other matters:
•
appoints, evaluates and determines the compensation and independence of the Company’s independent auditors;

•
reviews and pre-approves both audit and permissible non-audit services to be performed by the Company’s independent auditors;

•
reviews the quality and integrity of the Company’s financial statements;

•
reviews disclosure controls and procedures, internal controls, and corporate policies with respect to financial information;

•
oversees any investigations into complaints concerning financial matters; and

•
oversees the internal audit function, including approving all decisions regarding the appointment or removal of the Chief Internal Auditor and approving the annual internal audit plan.

The Audit Committee is comprised solely of members who satisfy the applicable independence and other SEC, NYSE and applicable bank regulatory requirements for audit committees and all such members have been determined to be independent by the Board. The Board has determined that Mr. Fabiano qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.

Committee Members* • Anthony Fabiano (Chair) • Dale Fredston • Terence Mitchell • Chaya Pamula • Maria Ramirez • Katrina Robinson 6 independent members 8 meetings in 2025

*
Mr. Fabiano was appointed to the Audit Committee as chair in May 2025, following the Board’s determination regarding his independence. For additional information, see Board Independence on page 16. Effective January 1, 2026, Messrs. Gold and Reinhardt rotated off the Audit Committee, and Mses. Pamula and Ramirez joined the Audit Committee.

Compensation Committee
The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors. The Compensation Committee, among other matters:
•
evaluates and modifies compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and recommends to the Board the compensation of the CEO and other executive officers in accordance with those objectives;

•
reviews and oversees the Company’s compensation and benefit plans;

•
recommends to the Board compensation for directors; and

•
prepares the Compensation Discussion and Analysis to be included in the Company’s proxy statements.

The Compensation Committee is comprised solely of members who satisfy the applicable independence requirements of the SEC and the NYSE and all such members have been determined to be independent by the Board. Our management provides information and recommendations for the Compensation Committee’s decision-making process regarding the amount and form of executive compensation, except that no member of management will participate in the decision-making process with respect to his or her own compensation. The “Compensation Discussion & Analysis” starting on page 33 of this Proxy Statement discusses the respective roles of our management and the Compensation Committee’s independent outside compensation advisor in determining and recommending executive compensation.

Committee Members* • George Wolf (Chair) • Anthony Fabiano • Harvey Gutman • David Gold • Robert Patent 5 independent members 9 meetings in 2025

*
Effective January 1, 2026, Messrs. Mitchell and Reinhardt rotated off the Compensation Committee, and Messrs. Fabiano and Gutman joined the Compensation Committee.

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Corporate Governance Information

Corporate Governance and Nominating Committee
As further described on page 10 of this Proxy Statement, the CG&N Committee is responsible for making recommendations to the Board regarding candidates for directorships and determining the size and composition of the Board and its committees. In addition, the CG&N Committee, among other matters:
•
develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
designs and implements an annual evaluation to determine whether the Board and its committees are functioning effectively. Additional detail regarding the Board and committee effectiveness evaluation process is discussed on page 13.

•
considers, recommends and reviews policies, practices, systems and disclosures related to the Company’s general strategy on corporate responsibility, corporate governance, community involvement, and other public policy matters relevant to the Company;

•
reviews related party transactions, as required; and

•
develops and recommends any changes to the Corporate Governance Guidelines.

The CG&N Committee is comprised solely of members who satisfy the applicable independence requirements of the SEC and the NYSE and all such members have been determined to be independent by the Board.

Committee Members* • Dale Fredston (Chair) • David Gold • Terence Mitchell • Maria Ramirez • Katrina Robinson • George Wolf 6 independent members 5 meetings in 2025

*
Effective January 1, 2026, Ms. Pamula and Messrs. Reinhardt and Patent rotated off the CG&N Committee, and Ms. Robinson and Mr. Mitchell joined the CG&N Committee.

Risk Committee
The Risk Committee is responsible for assisting the Board in its oversight of the Company’s risks and risk appetite. See Board’s Role in Risk Oversight on page 18 of this Proxy Statement for a discussion of the Risk Committee’s duties and responsibilities.
The Risk Committee is comprised solely of non-management members, and a majority of members have been determined to be independent by our Board.

Committee Members* • Terence Mitchell (Chair) • David Gold • Harvey Gutman • Anthony Fabiano • Chaya Pamula • Maria Ramirez • William Reinhardt 7 independent members 6 meetings in 2025

*
Mr. Mitchell was appointed as Chair of the Risk Committee in July 2025. Effective January 1, 2026, Mr. Gutman joined the Risk Committee.

As discussed in the “Board’s Role in Risk Oversight” section above, the Bank’s board of directors reclassified its Credit Committee and ARG Committee to management-level committees, with the changes effective January 1, 2026. Prior to the change, these committees provided an additional separate forum for the directors to monitor and evaluate the Bank’s credit activities and credit risk management practices. The revised structure is intended to reinforce direct oversight by the Board, including through its Risk Committee and Audit Committee, of all aspects of the Bank’s lending and credit risk practices. Additional information regarding the Credit Committee and ARG Committee activities in 2025 are provided below.

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Corporate Governance Information

Credit Committee
The Credit Committee was responsible for the review and approval of certain loans of a type and over an amount as outlined in the Bank’s lending policies. The Credit Committee had 5 permanent members, including the Bank’s CEO, Mark DeFazio. Each of the other 7 directors on the Bank’s board of directors who are not ‘permanent members’ served as rotating members of the committee, with rotations occurring on a monthly basis.
Through its responsibilities, the frequency of meetings and the unique member rotation schedule, the Credit Committee allowed directors to gain an in-depth understanding of our credit activities, personnel and credit risk management practices, and supplemented management’s reporting to the Board on the quality and composition of the Bank’s credit portfolio and profile.

Permanent Committee Members
•
Robert Patent (Chair)

•
Mark DeFazio

•
David Gold

•
Harvey Gutman

•
William Reinhardt

4 independent members
(1 management member)
Each other director serves
on the committee as a
‘rotating member’ with
rotations occurring once a
month in 2025
35 meetings in 2025

Asset Recovery Group Committee
The ARG Committee met with senior management to:
•
review loans of a certain risk rating,

•
review the Bank’s loan workout policies and procedures, and

•
evaluate and monitor action plans for certain individual credit risks.

The ARG Committee provided the board of directors of the Bank with a separate forum to provide guidance and constructive challenge to management, and actively monitor developments in the quality of the Bank’s most sensitive credits and relationships.

Committee Members • Robert Patent (Chair) • Mark DeFazio • David Gold • Harvey Gutman • William Reinhardt 4 independent members (1 management member) 4 meetings in 2025

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Corporate Governance Information

Director Compensation
The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding non-management director compensation. The Compensation Committee conducts this review annually, with a view to attracting and retaining highly qualified directors and maintaining alignment with stockholders’ interests while not calling into question the directors’ objectivity. The compensation for non-management directors’ services may include annual retainers, shares of our common stock, meeting fees, fees for serving as a committee chair, and fees for serving as a director of one of our subsidiaries (or on committees of the board of directors of such subsidiary).
DIRECTOR FEES
Annual Equity Retainer

Based on its review for 2025, the Compensation Committee recommended, and the Board approved, an annual equity award of 2,500 shares of common stock for each non-management director, which was the same amount that was awarded to non-management directors in 2024. The annual equity award was granted in the form of restricted stock units that vest on the first anniversary of the date that the award was granted.
2025 Meeting Fees and Retainers

Non-management directors received a cash fee for service as Board chair or chair of a committee, as well as a cash fee for attendance at committee meetings. The Compensation Committee met in late 2024 to design and recommend to the Board the compensation framework for 2025. As a result of this review, the Board approved, on recommendation from the Compensation Committee, the following cash retainer and fee structure for 2025:
Board/Committee	Chair Retainer ($)	Per Meeting Fee ($)
Board	75,000	N/A
Audit Committee	50,000	5,000
Compensation Committee	15,000	4,000
Corporate Governance and Nominating Committee	15,000	4,000
Risk Committee	35,000	4,000
Asset Recovery Group Committee (Bank Committee)	5,000	3,500
Credit Committee* (Bank Committee)	35,000	7,500

*
Starting in the second quarter of 2025, the rotation schedule for directors that were not ‘permanent members’ of the Credit Committee was adjusted to accommodate monthly (rather than quarterly) rotations, and the per meeting fee for rotating members was increased to $7,500 (consistent with the per meeting fee for permanent members). The rotating members had, for the first quarter of 2025, received a $5,000 per meeting fee.

2026 Director Compensation

In the fourth quarter of 2025, the Compensation Committee conducted its annual review of the non-management director compensation framework over multiple meetings. The Compensation Committee carried out its review by closely evaluating several factors that influenced the 2025 director compensation levels, including an elevated number of meetings of the Credit Committee of the Bank’s board of directors in 2025. The Credit Committee schedule was impacted by increased deal flow and a significant volume of transactions brought to the committee for consideration throughout the year. The Compensation Committee also consulted with the CG&N Committee regarding its evaluation of the Board’s structure, the proposal to reclassify the Credit Committee and ARG Committee to management-level committees, as well as the potential additional adjustments to the Board and committee meeting calendar for 2026. As a result of this review, the Compensation Committee proposed changes to the director compensation structure which were adopted by the Board in December 2025. The adjustments are designed to impact 2026 director compensation levels by:
1.
Aligning the committee meeting fees and chair retainers with the revised Board committee structure and Board calendar;

2.
Supporting a reduction in overall fee levels;

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Corporate Governance Information

3.
Simplifying the fee structure to set a standard rate for committee meeting fees and committee chair retainers for each of the Board’s committees;

4.
Establishing a cash fee for directors appointed by the Board to continue attending the management-level Credit Committee meetings as well as a cap on the number of Credit Committee meetings for which such appointees can be compensated; and

5.
Further aligning the Company’s director compensation framework with peer practice and investor expectations.

The following table sets out the revised cash retainer and meeting fee structure for 2026:
Compensation Element	Chair Retainer	Per Meeting Fee	Change from 2025
Board	$65,000	N/A	Reduced Chair retainer from $75,000.
Audit Committee	$25,000	$2,500	Reduced Chair retainer from $50,000 and per meeting fee from $5,000.
Compensation Committee	$25,000	$2,500	Increased Chair retainer from $15,000 and reduced per meeting fee from $4,000.
CG&N Committee	$25,000	$2,500	Increased Chair retainer from $15,000 and reduced per meeting fee from $4,000.
Risk Committee	$25,000	$2,500	Reduced Chair retainer from $35,000 and reduced per meeting fee from $4,000.
The Board also approved a $4,000 per meeting fee for the directors appointed by the Board to continue to attend the Credit Committee meetings as overseers (with a cap on the number of Credit Committee meetings for which such appointees can be compensated).
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Corporate Governance Guidelines provide that each director is encouraged to own shares of common stock of the Company at a level that demonstrates a meaningful commitment to the Company and the Bank, and to align the director’s interests with the Company’s stockholders. In connection with the comprehensive review of the Board’s corporate governance framework and compensation practices, the Compensation Committee and the CG&N Committee considered refining the director stock ownership guidelines to help ensure the ownership requirement remained at an appropriate level to reflect our directors’ alignment with stockholder interests as well as the Company’s current size and growth trajectory. Accordingly, the Board approved, at the recommendation of the Compensation Committee and CG&N Committee, respectively, an increase in the director stock ownership guidelines to require directors to acquire and own at least 3,500 shares of the Company’s common stock. The Corporate Governance Guidelines previously required directors to hold shares of common stock with a value of at least $100,000. The stock ownership requirement is measured annually in connection with the preparation of this Proxy Statement. Directors are expected to meet the ownership standards within three years from their first day as a director. As of the Record Date, each director complied with these enhanced stock ownership guidelines.
Moreover, directors are subject to an insider trading policy that prohibits hedging and pledging, as described in further detail under the “Compensation Discussion & Analysis” section starting on page 33 below. This policy prohibits our directors from hedging Company securities owned directly or indirectly and from engaging in certain transactions involving our securities. Directors are also prohibited from pledging or holding Company securities in a margin account without Board approval. Directors are required to pre-notify the Company of any transaction in company stock or derivative securities (including gifts and other similar transactions).
2025 DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation paid to the Company’s non-management directors for the fiscal year ended December 31, 2025. Mr. DeFazio does not receive any additional compensation for service on the Company’s Board and the Bank’s board of directors.

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Corporate Governance Information

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Anthony J. Fabiano(3)	212,333	164,475	376,808
Dale C. Fredston	105,000	164,475	269,475
David J. Gold(4)	396,500	164,475	560,975
Harvey M. Gutman(4)	276,500	164,475	440,975
Terence J. Mitchell(5)	192,083	164,475	356,558
Chaya Pamula	101,500	164,475	265,975
Robert C. Patent(4)	372,500	164,475	536,975
Maria F. Ramirez	114,000	164,475	278,475
William Reinhardt(4)(6)	465,583	164,475	630,058
Katrina Robinson	55,000	164,475	219,475
George J. Wolf, Jr.	108,500	164,475	272,975

(1)
As required by SEC rules, amounts in this column represent the aggregate grant date fair value of stock-based compensation expense as required by FASB ASC Topic 718. Refer to note (1) in the Summary Compensation Table for additional detail on the grant date fair value of awards.

(2)
Based on closing price of  $65.79 on January 24, 2025. As of December 31, 2025, each of the directors had 2,500 shares of unvested restricted stock units.

(3)
Mr. Fabiano served as the Chair of the Risk Committee until Mr. Mitchell’s appointment in July 2025, and therefore received a pro rata portion of the committee Chair retainer. Mr. Fabiano was appointed as Chair of the Audit Committee and the Board in May 2025 and September 2025, respectively, and therefore received a pro rata portion of the Chair retainer for each of those positions.

(4)
These were the permanent members of the Credit Committee of the Bank’s board of directors during 2025, which met 35 times in the year. Additional members rotated on a monthly basis in 2025.

(5)
Mr. Mitchell was appointed as Chair of the Risk Committee in July 2025, and therefore received a pro rata portion of the committee Chair retainer.

(6)
Mr. Reinhardt served as the Chair of the Audit Committee and Chair of the Board until May 2025 and September 2025, respectively, and therefore received a pro rata portion of the Chair retainer for each of those positions.

29   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Executive Officers Who Are Not Directors
Biographical and professional information about our executive officers who do not serve on the Board is set forth below. Each of the Company’s executive officers are appointed by the Board on an annual basis in accordance with our Bylaws. For more information pertaining to the compensation of our named executive officers, see the “Compensation Discussion and Analysis” section below.
Dixiana M. Berrios
Executive Vice President and Chief Operating Officer

Dixiana M. Berrios has served as Executive Vice President and Chief Operating Officer since July 2020. Before joining the Company, Ms. Berrios served as Executive Vice President and Director of Bank Operations of Amalgamated Bank from 2011 until 2020. Prior to her employment with Amalgamated Bank, Ms. Berrios served in several roles for Sterling National Bank from 1996 until 2011, including Senior Vice President and Director of Bank Operations. Ms. Berrios holds an MA from the Fletcher School of Law and Diplomacy at Tufts University and a BA from The University of Alabama. Age 53.

Laura Capra
Executive Vice President and Head of Retail Banking

Laura Capra has served as Executive Vice President and Head of Retail Banking since 2012. Prior to joining the Company, Ms. Capra was a Senior Vice President, District Executive at Sovereign/Santander Bank from 2006 until 2012. Ms. Capra spent the early years of her career with Independence Community Bank. Ms. Capra attended Middlesex County College. Age 58.

Daniel Dougherty
Executive Vice President and Chief Financial Officer

Daniel Dougherty has served as Executive Vice President and Chief Financial Officer since November 2023. Mr. Dougherty previously served as Treasurer since 2022. Prior to joining the Bank, Mr. Dougherty served as Executive Vice President and Treasurer at Investors Bank from 2016 to 2022. Mr. Dougherty is a Chartered Financial Analyst, received an MBA from St. John’s University and BA in Economics from Stony Brook University. Age 64.

Frederik F. Erikson
Executive Vice President and General Counsel

Frederik F. Erikson has served as Executive Vice President and General Counsel since September 2023. Mr. Erikson previously held several leadership roles at Webster Bank, N.A. over two decades, including Deputy General Counsel for nine years. He earned a JD from the Albany Law School of Union University and a BA from the State University of New York. Age 53.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   30

Executive Officers Who Are Not Directors

Scott Lublin
Executive Vice President and Chief Lending Officer

Scott Lublin has served as Executive Vice President and Chief Lending Officer since April 2018. From January 2013 to April 2018, Mr. Lublin served as Executive Vice President at BankUnited, where he managed their New York City commercial real estate lending group. From 2008 until 2013, Mr. Lublin served as Senior Vice President of Metropolitan Commercial Bank’s commercial real estate business. Mr. Lublin earned an MBA at Fordham University and a BS at SUNY Buffalo. Age 60.

Nick Rosenberg
Executive Vice President and Chief Business Development Officer

Nick Rosenberg has served as Executive Vice President and Chief Business Development Officer since June 2024. He previously served as Executive Vice President and Head of Global Payments from October 2018 to June 2024. Mr. Rosenberg joined the Company in 2001 and served as Executive Vice President and Chief Technology Officer from 2001 through October 2018. He is formally accredited as a Chartered Engineer and Member of the Institute of Engineering and Technology (UK) and Institute of Electrical and Electronics Engineers (USA). Mr. Rosenberg completed a postgraduate thesis in Development in Engineering and Technology and holds a BSc with Honors from the Open University (UK). Age 54.

31   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 2 — Non-Binding Advisory Vote on Named Executive Officer Compensation

We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers (the “NEOs”) (commonly referred to as a “Say-on-Pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables. This is the Company’s fourth Say-on-Pay vote. The Board has determined that the Company will hold an advisory, non-binding, stockholder vote on the compensation of the Company’s NEOs on an annual basis until the next required vote on the frequency of future executive compensation votes (no later than the 2029 annual meeting of stockholders).

FOR THE REASONS INDICATED BELOW AND MORE FULLY DISCUSSED IN THE CD&A, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE FOLLOWING ADVISORY RESOLUTION:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompanies the compensation disclosure tables, is hereby approved.”
This advisory vote will not be binding on the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   32

Compensation Discussion and Analysis
CD&A Contents
33	Executive Summary
33	‘Say-on-Pay’ Results at the 2025 Annual Meeting
35	Compensation Program Design
35	2025 Performance and Compensation Determinations
36	2025 Financial and Strategic Highlights Informing Compensation Outcomes
36	2025 Business Results
37	Key Strategic Highlights
39	Compensation Philosophy
40	Compensation and Governance Practices
41	Stockholder Engagement Program
41	‘Say-on-Pay’ Results at the 2025 Annual Meeting
42	Areas of Stockholder Feedback
44	Stockholder Engagement Overview
46	Pay Program and 2025 Compensation Overview
46	2025 Performance Assessment and Compensation Determination Process
47	Peer Group
48	2025 Pay Components
55	2025 Incentive Compensation Determinations
56	Mark DeFazio — President & CEO
57	Scott Lublin — EVP & Chief Lending Officer
58	Daniel Dougherty — EVP & Chief Financial Officer
59	Laura Capra — EVP & Head of Retail Banking
60	Nick Rosenberg — EVP & Chief Business Development Officer
60	2025 Awarded Total Direct Compensation
61	2026 Compensation Program Adjustments
61	2026 AIP Awards
62	2026 PRSU Awards
64	Additional Compensation Elements
64	Employment Agreements and Change in Control Arrangements
64	Executive Perquisites
64	Broad-Based Benefits Programs
64	Compensation Determination Process
64	Role of Compensation Committee
64	Analysis of Compensation Risk
65	Role of Compensation Consultant; Independence
65	Role of Management
65	Other Compensation Considerations
65	Anti-Hedging and Pledging Policies
65	Insider Trading Policy
66	Clawback Policy and Forfeiture Provisions
66	Stock Ownership Requirements for Executive Officers
67	Compensation Policy Risk Assessment
67	Tax Deductibility of Executive Officer Compensation
67	Compensation Committee Interlocks and Insider Participation
68	Compensation Committee Report

Executive Summary
‘SAY-ON-PAY’ RESULTS AT THE 2025 ANNUAL MEETING
At our 2025 annual meeting, our ‘say-on-pay’ proposal received significantly lower support than in the prior year. The result of this non-binding, advisory vote was disappointing to the Board and the Compensation Committee, and the Compensation Committee committed to lead an expanded engagement program to gather stockholder feedback and understand their concerns related to our executive compensation program.
Accordingly, in the fourth quarter of 2025:
•
We contacted stockholders representing over 70% of our then-outstanding shares of common stock and invited them to meet to discuss our 2025 ‘say-on-pay’ results, the Company’s executive compensation program and related policies and practices.

33   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

•
We held meetings with every investor who accepted our invitation. The investors we met with collectively represented approximately 47.5% of total shares then-outstanding. We also conducted meetings with leading proxy advisory firms.

•
Every investor engagement meeting in response to this outreach was led by four members of our Board. Compensation Committee chair George Wolf, who led the meetings, as well as Chair of the Board Anthony Fabiano, CG&N Committee chair Dale Fredston, and David Gold (a member of the Compensation Committee, CG&N Committee and Audit Committee) participated in each meeting.

The following table covers at a high-level the nature of the feedback that we received during our stockholder engagement meetings and outlines the Compensation Committee’s responses. A more detailed discussion of the stockholder engagement program and our response to the 2025 ‘say-on-pay’ vote begins on page 41 below.
Element Covered During Outreach	Our Response
Compensation Structure
79% of CEO compensation dependent on achieving certain performance targets (‘at-risk’)	• No change. Additional discussion provided in this CD&A to disclose the Compensation Committee’s process for setting and determining the significant portion of at-risk compensation for our CEO.
Emphasis on risk management	• Retained, but with heightened emphasis on financial performance measures.
Annual Incentive Program
No metric overlap with PRSU awards	• Revised to remove overlap in 2026.
Focus on near-term, calculable metrics	• Revised for 2026 to net interest income growth, loan growth and earnings per share (“EPS”) growth.
Choice of metrics and alignment with annual budget and strategic plan	• Revised to explain and tie directly to budget for 2026.
PRSU Award Program
Lengthen performance period	• Extended to three years commencing with 2026 awards.
Tie metrics to long-term value creation and stockholder returns	• Revised for 2026 to absolute ROATCE and Tangible Book Value Per Share Growth, tied directly to strategic outlook and our three-year plan. Removed Safety & Soundness component.
Transparency and Disclosure
Enhance CD&A disclosure to explain Compensation Committee process and rationale behind incentive outcomes	• Revised to explain how metrics tie to strategy (page 50), the Compensation Committee’s process (page 46) and the Compensation Committee’s determinations (page 55).
Demonstrate the scope of stockholder outreach, including director participation	• Revised to enhance disclosure on our comprehensive outreach program and to discuss tangible efforts and broad reach.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   34

Compensation Discussion and Analysis

COMPENSATION PROGRAM DESIGN
The Company’s executive compensation program is designed to assist us in:

• maintaining a competitive compensation program appropriate for attracting and retaining key personnel and motivating our executives to create value for our stockholders;	• establishing a direct link between our strategic plan and business priorities and the objectives and incentive opportunities of our executives;	• linking pay directly with performance by calibrating an appropriate level of ‘at-risk’ compensation; and	• discouraging excessive risk-taking and balancing risk and reward, while taking into consideration stakeholder feedback as well as market trends and practices.
To support alignment with these goals, the Compensation Committee, with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), seeks to effectively link pay with performance and provide base salary and incentive-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the compensation levels at companies in our compensation benchmarking peer group. As part of its review, the Compensation Committee annually evaluates our executives’ level of compensation, the mix of base salary, incentive-based compensation and retirement, and welfare benefits.
In calibrating incentive compensation, the Compensation Committee focuses primarily on pay-for-performance alignment, while considering potential outcomes in the context of the Company’s annual and long-term business plans and strategies and certain other factors, including economic and industry conditions, and compensation practices at the Company’s peers, as well as feedback we receive from our stockholders. The Compensation Committee is committed to establishing goals for corporate and individual performance that are challenging but achievable and tied directly to the Company’s short and long-term objectives.
2025 PERFORMANCE AND COMPENSATION DETERMINATIONS
The NEOs for the fiscal year ended December 31, 2025 are:

MARK R. DEFAZIO	SCOTT LUBLIN	DANIEL DOUGHERTY	LAURA CAPRA	NICK ROSENBERG
President and Chief Executive Officer	EVP and Chief Lending Officer	EVP and Chief Financial Officer	EVP and Head of Retail Banking	EVP and Chief Business Development Officer
In assessing Mr. DeFazio’s performance for the 2025 performance year, the Compensation Committee recognized the Company’s strong organic growth, which was achieved through management’s focus on client service, developing our diversified deposit verticals and executing against our disciplined underwriting strategy. The Company’s strong financial performance was achieved despite market volatility and a dynamic and evolving regulatory and economic environment. The Compensation Committee also examined the Company’s commitment to investing in key strategic priorities, including the Company’s digital transformation program, our risk management framework, control environment and regulatory affairs, while enhancing and refreshing the talent and leadership pipeline across the organization. The Company made strong progress on key technology initiatives, including in its Modern Banking in Motion digital transformation program and the acceleration of our artificial intelligence strategy. These programs are expected to help further drive operational efficiency, improve the customer experience and accelerate the Company’s long-term growth trajectory. Even with our significant investments in these areas, the Company experienced a growing balance sheet, stable asset quality, and a healthy and growing net interest

35   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

margin. In terms of financial performance, the Company achieved net interest income growth of 19.8% for the year, a return on average equity of 9.7%, and a Return on Average Tangible Common Equity (“ROATCE”) of 9.8%.(1) EPS increased 11.6% compared to the 2024 fiscal year. The Company also commenced successive common stock repurchase programs totaling $100 million in aggregate as well as a quarterly cash dividend program. The strength of the Company’s financial performance and capital position enabled the Company to accelerate an increase in our dividend, resulting in a 33% increase in the dividend payment compared to the first two quarters’ payments. Based on its consideration of these factors, the Compensation Committee recommended, after applying its scorecard approach, that Mr. DeFazio’s annual total direct compensation, comprised of his base salary as well as his annual and long-term incentive awards, be $4.8 million for the 2025 performance year.
CD&A OVERVIEW
This CD&A describes our compensation philosophy and methodologies, and our current practices with respect to the remuneration programs for our NEOs. The remainder of the CD&A includes:	See page
• A discussion of the Company’s 2025 financial performance and strategic highlights, which informed the compensation outcomes and program decisions for the 2025 performance year	36
• An overview of our compensation philosophy and, in particular, how we engage with our stockholders and incorporate stakeholder feedback into our compensation program for our executives	39
• The Compensation Committee’s process for establishing the executive compensation program for 2025	46
• The compensation outcomes for 2025, including how the Company’s performance and the NEOs’ execution against the Company’s business strategy impacted such compensation outcomes	55
• A preview of the modifications to the compensation program for the 2026 performance period	61
2025 Financial and Strategic Highlights Informing Compensation Outcomes
2025 BUSINESS RESULTS
$71.1M	$6.8B	$7.4B	3.88%
Net Income	Loans	Total Deposits	Net Interest Margin
The Company delivered strong financial performance in 2025 driven by our organic growth strategy. The Company’s approximately 13% loan growth for the year was funded entirely by deposit growth. Deposit growth outpaced loan growth by more than $600 million, which afforded management the ability to pay off all of the Company’s wholesale funding and end 2025 with a robust cash position. Management’s execution of its disciplined underwriting approach and deposit gathering strategy positioned the Company to generate solid returns for our stockholders. Our Diluted EPS of  $6.62 represented an 11.6% increase year-over-year. In 2025, we commenced successive common stock repurchase programs totaling $100 million in aggregate as well as a quarterly cash dividend program. The strength of the Company’s financial performance and capital position enabled the Company to increase our dividend, resulting in a 33% increase in the dividend payment compared to the first two quarters’ payments.
Beyond our core commercial banking business, the Company made meaningful progress on its digital transformation initiative and expects to complete the investment in the franchise-wide new technology platform in the first half of 2026. While managing this key initiative, the Company advanced its growth strategy with strong profitability and continued solid asset quality. We were able to achieve the following results for 2025:
•
Diluted EPS of  $6.62 for the year ended December 31, 2025, compared to $5.93 for the prior year period. Net Income for 2025 was $71.1 million, compared to $66.7 million for the prior year period (a 6.6% year-over-year increase). On an adjusted basis, Net Income was $76.2 million.(1) Return on average equity, Return on Average Tangible Common Equity (“ROATCE”) and Adjusted ROATCE for 2025 were 9.7%, 9.8%, and 10.5%, respectively.(2)

(1)
Adjusted Net income is a non-GAAP financial measure. See reconciliation in Appendix A.

(2)
ROATCE and Adjusted ROATCE are non-GAAP financial measures. See reconciliation in Appendix A.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   36

Compensation Discussion and Analysis

•
Net interest income was $303.2 million for fiscal year 2025, compared to 253.1 million the prior year (a 19.8% year-over-year increase).

•
Total loans, net of deferred fees and unamortized costs, were $6.8 billion at December 31, 2025, an increase of 12.9%, year-over-year.

•
Total deposits were $7.4 billion at December 31, 2025, an increase of 23.3%, from December 31, 2024. The year-over-year increase reflects growth across the Bank’s various deposit verticals.

•
Net interest margin for the year 2025 was 3.88% compared to 3.53% for the prior year.

•
Non-interest expense was $176.0 million for 2025, an increase of  $2.4 million from the prior year. The modest increase from the prior year was due primarily to a $7.2 million increase in deposit program fees, a $6.2 million increase in compensation and benefits related to the increase in the number and mix of employees, and a $6.1 million increase in technology costs related to the digital transformation initiatives, partially offset by a decrease of  $9.5 million in the regulatory settlement reserve, a $6.4 million decrease in professional fees and a decrease of  $2.2 million in Federal Deposit Insurance Corporation assessments.

•
At December 31, 2025, the Company and Bank were “well capitalized” across all measures of regulatory capital, with total risk-based capital ratios of 12.3% and 11.7%, respectively.

KEY STRATEGIC HIGHLIGHTS
Key Strategic Initiatives	Achievements
Risk and Controls
•
Strengthened our second line risk management functions with substantial investments, including new hires and technological capabilities across enterprise risk, third-party, operational and model risk.

•
Continued development of risk infrastructure, including policy governance, risk reporting and dashboards, compliance management systems, regulatory affairs and issues management process.

•
Drove efficiencies in risk reporting through robust management-level risk committee restructuring.

Digital Transformation Initiative
•
Meaningful progress on our Modern Banking in Motion program, including the successful migration off legacy ACH infrastructure, enhanced digital banking capabilities and implementation of origination and loan servicing applications.

•
Established artificial intelligence strategy and commenced integration of advanced capabilities and implementation of governance and risk management framework.

Talent
•
Stability in the executive leadership team in 2025. Senior management demonstrated its effective leadership and acute focus on client relationships.

•
Continued growth in headcount to support business expansion as well as our risk management, information technology and compliance functions.

•
Talent and leadership pipeline strengthened at all levels across the organization, with key senior hires in the areas of credit, compliance, artificial intelligence, enterprise risk management and information technology.

Core Commercial Banking Activities
•
Funded loan growth organically through core funding sources. Advanced strategic funding initiatives through existing and new deposit verticals.

•
Expanded presence in growth markets through branch expansion strategy, including full service branches in Lakewood, New Jersey and South Miami, Florida.

•
Maintained strong growth in key lending verticals. Developed robust pipeline of originations.

Execution of Long-Term Strategy
•
As shown in the chart below, the Company has achieved strong returns for our stockholders as compared to other middle-market New York-area banks and the broader regional bank benchmark since its initial public offering and has a track record of delivering robust growth in key measures of operating performance. Select long-term performance figures are identified below:

37   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

Exceptional Financial Performance Since 2017 IPO

Loans CAGR[1,1*]
2017–2025

21.7%
8.7%
13.4%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Deposits CAGR[1,1*]
2017–2025

23.0%
8.8%
14.1%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Pre-tax, pre-provision net revenue[4] CAGR[1]
2017–2025

20.7%
8.2%
13.0%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Earnings per share CAGR[1]
2017–2025

13.9%
8.1%
2.5%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Tangible book value per share[4] CAGR[1]
2017–2025

13.2%
6.2%
4.8%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Share price performance since IPO[5]
November 7, 2017

169.8%
27.3%
5.3%
MCB
KRX Median[2]
NYC Middle-Market Banks[3]

Source: FactSet, S&P Global Market Intelligence.

1 CAGR from December 31, 2017 through December 31, 2025.

1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions.

2 KRX Index represents median performance of the KBW Regional Banking Index constituents.

3 Includes CNOB, DCOM, OCFC, PFS and VLY.

4 Non-GAAP financial measure. See reconciliation to GAAP measure in Appendix A.

5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through February 17, 2026.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   38

Compensation Discussion and Analysis

High Growth Business Model

Loans[1]
| $ millions
+17% CAGR[2]
$3,137
$3,732
$4,841
$5,625
$6,034
$6,810
2020
2021
2022
2023
2024
2025

Deposits
| $ millions
+14% CAGR[2]
$3,830
$6,436
$5,278
$5,737
$5,983
$7,377
2020
2021
2022
2023
2024
2025

Revenue
| $ millions
+17% CAGR[2]
$142
$181
$256
$251
$277
$315
2020
2021
2022
2023
2024
2025

Net Income
| $ millions
+13% CAGR[2]
$39
$60
$59
$77
$67
$71
2020
2021
2022[3]
2023[4]
2024[5]
2025

1 Loans, net of deferred fees and costs.
2 CAGR from December 31, 2020 through December 31, 2025.
3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022.
4 Includes a $5.5 million reversal of the regulatory settlement reserve.
5 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024.

Compensation Philosophy
Our compensation philosophy is aligned with the values that shape the Company’s culture. These values, referred to as MCB’s ‘Pillars of Excellence’ are defined as follows:
MCB’S PILLARS OF EXCELLENCE
HIGH PERFORMANCE	RISK MANAGEMENT	ACCOUNTABILITY	EXECUTION OF THE COMPANY’S MISSION
Demonstrates a consistent commitment to excellence, achieving results that exceed expectations through focus, adaptability, and continuous improvement	Proactively identifies, assesses, and mitigates risk, and takes full ownership of the risk and control environment impacting their respective business areas	Takes ownership of decisions, actions, and outcomes — both personal and team-based — ensuring commitments are met and standards are upheld	Translates strategic objectives into actionable plans and measurable results that drive the organization’s success

39   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

The Company’s compensation programs reflect our culture of accountability and stability, encouraging sustainable business growth while discouraging excessive risk-taking consistent with federal and state banking agency guidelines. We believe that compensation should closely reflect the achievement of pre-established business, strategic and operational results, which is reflected in our formulaic, performance-based incentive philosophy. Our compensation programs are weighted heavily on performance measures that incentivize value creation for stockholders and reference metrics that are consistent with those of certain high-performing peers. We believe the long-term value of our compensation approach will continue to produce strong stockholder returns.
The principles governing the Company’s executive compensation program, as approved by the Compensation Committee and the Board, are as follows:
1	Provide a Competitive Opportunity	Target compensation must be competitive, in particular relative to the New York City market, appropriate for retaining key personnel, and adequate for retaining and motivating executives to advance the Company’s mission and strategy.
2	Use Formulaic Scorecard with Challenging Targets Tied to a Rigorous Strategic Planning Process	Corporate and individual performance targets should be based on challenging short- and long-term objectives that are directly tied to the Company’s rigorous strategic planning efforts and that meaningfully advance the Company’s sustainable growth trajectory. Our executives’ performance should be evaluated using a formulaic scorecard based on these key financial and operating performance measures.
3	Pay for Performance Alignment	The CEO’s compensation mix should tie a majority of target compensation to our performance and be assessed against pre-set strategic, financial and operational measures that directly impact stockholder value creation. Accordingly, approximately 80% of our CEO’s total direct compensation is dependent on achieving certain performance targets (i.e., ‘at-risk’).
4	Emphasize Risk Balancing Features	Executive compensation plans should be tied, in part, to risk-conscious measures. This is intended to incentivize responsible decision-making and a long-term growth orientation while helping the Board set the ‘tone-from-the-top’ and establish a culture of integrity and ethical conduct.
The foregoing principles are embedded in the Compensation Committee’s process and help guide the Compensation Committee in establishing and overseeing the Company’s executive compensation practices, including the determination of base salary and annual and long-term incentives.
COMPENSATION AND GOVERNANCE PRACTICES
In furtherance of the foregoing compensation philosophy, the Compensation Committee takes a rigorous approach to the review and consideration of pay practices and the compensation program for NEOs. Accordingly, the Compensation Committee has adopted certain practices to serve our stockholders’ interests and support alignment with our standards for risk management. There are other practices that we avoid because we believe they do not serve these goals.
WHAT WE DO	WHAT WE AVOID

•
Use an independent compensation consultant that is retained by and reports to the Compensation Committee

•
Tie a significant portion of executive compensation to individual and Company performance

•
Conduct an annual risk assessment of our compensation programs

•
Mitigate compensation risk by subjecting annual and long-term incentive plans to payment caps

•
Maintain a compensation clawback policy and use forfeiture provisions that give us the ability to recover and cancel incentive awards from our executive officers

•
Maintain a robust stock ownership requirement for executive officers

•
Engage in extensive outreach with our stockholders relating to the Company’s compensation program, practices and governance

•
Hedging of Company stock

•
Pledging of Company stock without Board approval

•
Encouraging excessive risk-taking through our compensation programs

•
Providing supplemental executive retirement plans

•
Offering excessive executive perquisites, including any deferred compensation plans

•
Using stock options, or repricing or buying-out previously issued stock options

•
Accruing dividends or dividend equivalents paid on unvested performance-based share unit awards

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   40

Compensation Discussion and Analysis

Stockholder Engagement Program
Input from our stockholders is critical for shaping our approach to corporate governance and executive compensation program design and practices. Commencing in 2024, the Company launched a formal investor engagement program through targeted, active outreach and responsiveness to stockholder inquiries, with a particular focus on corporate governance, compensation and proxy voting matters. This engagement program operates separately from our senior management’s well-established practice of meeting with investors, financial analysts and other market participants regarding the Company’s financial performance.
In advance of the 2024 annual meeting, we reached out to investors representing over 50% of our then-outstanding common stock seeking to engage with our top stockholders on a number of matters, including on matters related to executive compensation. Recognizing the importance of stockholder engagement and feedback regarding certain aspects of the 2024 executive compensation program and compensation outcomes, we again reached out to our largest institutional investors in advance of the 2025 annual meeting, this time expanding our outreach to firms representing over 65% of our then-outstanding common stock. We also filed supplemental proxy materials that provided additional context on the Company’s executive compensation decisions for 2024. Firms representing 15.7% of our then-outstanding shares agreed to meet to discuss our compensation program in light of these supplemental materials, and four directors, including the chair of the Compensation Committee, led each of those meetings.
‘Say-on-Pay’ Results at the 2025 Annual Meeting
At our 2025 annual meeting, our ‘say-on-pay’ proposal did not receive the support of a majority of votes cast, a result that was well below the 91.4% level of support we received in the prior year. The result of this non-binding, advisory vote was disappointing to the Board and the Compensation Committee, and the Compensation Committee embarked on an expanded engagement program to gather stockholder feedback and understand their concerns related to our executive compensation program. In the fourth quarter of 2025, we contacted stockholders representing over 70% of our then-outstanding shares of common stock as well as two large proxy advisory firms and invited them to meet with members of our Board and management team to discuss their views on our 2025 ‘say-on-pay’ results and the Company’s executive compensation program and related policies and practices.
In response to our invitation, we held 13 meetings with stockholders throughout the fourth quarter of 2025, who collectively represented approximately 47.5% of total shares then-outstanding. We also conducted meetings with leading proxy advisory firms. Given the importance of the outreach efforts, four members of the Board joined and actively participated in all of the engagement meetings. Compensation Committee chair George Wolf, who led the meetings, as well as Chair of the Board and the Audit Committee Anthony Fabiano, CG&N Committee chair Dale Fredston, and David Gold (a member of the Compensation Committee, CG&N Committee and Audit Committee) participated in each meeting. In addition, the Company’s General Counsel, its Chief Human Resources Officer and its Corporate Secretary attended the meetings on behalf of the Company’s management. No NEO participated in the outreach meetings.
The meetings were held with a wide variety of stockholders, including both active investment firms and passive asset managers and stockholders that voted FOR and AGAINST the Company’s 2025 ‘say-on-pay’ proposal. In addition to our compensation-focused engagement meetings, the Company held an Investor Day in March 2026 to discuss our strategy and performance outcomes that directly inform the Compensation Committee’s executive compensation design and award decisions.

41   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

One of the Compensation Committee’s goals for our 2025 investor engagement campaign was to seek direct feedback on potential adjustments to the Company’s executive compensation program. At the time of the outreach, the Compensation Committee was already considering a number of potential adjustments aimed at improving the program design, enhancing the disclosure around the Compensation Committee’s process and determinations, and reducing the ambiguity related to the mix between, and metrics used, in the executive scorecard for our annual incentive award program and the long-term incentive award program. Further discussion of the feedback that we received from our stockholders during these meetings is provided below.
AREAS OF STOCKHOLDER FEEDBACK
We learned that our stockholders are generally supportive of the basic tenets and core principles of our compensation program, as described above. Specifically, the institutional investors we spoke with acknowledged the value in (i) having a majority of the CEO’s compensation be “at-risk” and (ii) focusing on risk management and compliance as part of the assessment of an individual executive’s performance. There was also an appreciation that the financial performance metrics included in the executive scorecard and long-term incentive award program were tied to challenging goals based on the Company’s strategic plan. Moreover, the stockholders and the proxy advisory firms we met with commended the Board for directly leading the engagement and soliciting the views of a wide variety of stockholders.
However, stockholders expressed concern related to certain aspects of the program design and structure as described in the proxy statement for the 2025 annual meeting. Based on this stockholder feedback, the Compensation Committee convened to prioritize the predominant areas of concern and program elements that were raised most frequently by stockholders. The feedback that we received most consistently during our engagements was regarding our:
•
Long-Term Incentive Award Performance Period — Stockholders noted the use of a one-year period for evaluating the earnout on the performance-based restricted stock unit awards granted to the CEO and Chief Lending Officer in 2024.

•
Metrics — Many stockholders expressed a view that, given that the choice of metrics used in the compensation program is up to the Compensation Committee, our disclosures should clearly highlight how the Compensation Committee chose each metric based on the Company’s annual budgeting and strategic planning processes, as well as why each metric is appropriate for inclusion in either the short-term or long-term incentive program.

•
Stockholders held the view that the Compensation Committee’s process for evaluating and determining the outcome on the “Safety & Soundness” objective in the CEO’s 2024 scorecard could have been more fully developed. Certain stockholders also expressed that financial and quantitative measures of performance should be more heavily weighted than the “Safety and Soundness” measure.

•
Disclosure — Stockholders wanted the Company to enhance its disclosure on executive compensation in certain areas, including with respect to linking performance metrics to the Company’s strategy, detailing the Compensation Committee’s decision process, and discussing the rationales for the metrics, targets, weights and resulting payouts.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   42

Compensation Discussion and Analysis

The following table sets out more detail on certain specific areas of feedback that we received during our stockholder engagement meetings and outlines the Compensation Committee’s proposed response. Further discussion regarding the 2026 compensation program can be found in the “2026 Compensation Program Adjustments” section starting on page 61.
Topic	What We Heard	Responsive Adjustments for 2026
PRSU Award Performance Period	Earnout on long-term incentive awards (our PRSU program) is based on a 1-year performance period with awards vesting in equal installments over three years. Stockholders expressed a strong preference for long-term performance to be measured over a longer time period.
•
Adopted a PRSU program with a 3-year, end-to-end performance period, commencing in 2026.

•
3-year performance period is more aligned with market practice and institutional stockholder preferences.

Scorecard and PRSU Metric Overlap	CEO’s scorecard under the Amended and Restated Executive Annual Incentive Plan (the “AIP”) uses performance measures that lead to a perception of overlap with performance measures used to determine the earnout on LTI awards. In 2024, the CEO’s scorecard referenced absolute ROATCE and ‘Safety and Soundness’ and the LTI awards referenced relative ROATCE and ‘Safety and Soundness.’ Investors noted that AIP awards should incorporate calculable, near-term financial metrics and LTI awards should align with measures that are tied to long-term value creation and stockholder returns.
Introduced distinct measures in each of the annual and long-term components of the program:
•
AIP — performance measures tie directly to the Company’s annual budget and quarterly targets; removed and replaced Safety & Soundness measure with specific financial risk metrics:

•
Corporate Performance — Net interest income growth, loan growth and EPS Growth

•
Individual Performance — Liquidity and Interest Rate Risk Management and Credit Portfolio Risk Metrics

•
PRSU — Removed and replaced Safety & Soundness with metrics tied to long-term stockholder value creation, measured over a three-year performance period:

•
ROATCE

•
Tangible Book Value Per Share (“TBV”) growth

PRSU Metric Design	The ‘Safety and Soundness’ measure in the CEO’s PRSU awards is heavily weighted and gives the impression that compensation outcomes are not formulaic and subject to Compensation Committee discretion. Investors indicated that they expected transparency around the Compensation Committee’s evaluation of qualitative/operational measures, as well as the tangible results of management’s performance. Several investors also discussed replacing the Safety & Soundness measure with quantifiable credit and/or risk proxies (e.g., Net Charge-Offs or Non-Performing Assets).
•
As highlighted above, the Compensation Committee determined to use 3-year average TBV growth and ROATCE as the performance measures for the CEO’s 2026 PRSU award, and removed the Safety and Soundness measure.

•
The 2026 PRSU awards are therefore based on performance metrics that more closely align with stockholder value creation based on a pre-established formula. The ROATCE measure is weighted 60% and the TBV growth measure is weighted 40%.

TBV growth was most frequently cited by investors that expressed a preference for specific metrics. Stockholders expressed mixed views on the use of total shareholder return (“TSR”) in the long-term incentive program. Several investors advocated for meaningfully weighting relative TSR in the PRSU program (or at least referencing TSR as a modifier to the earnout at the end of the performance period), while other stockholders noted skepticism about TSR or otherwise preferred the use of fundamental drivers of value creation.

43   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

Topic	What We Heard	Responsive Adjustments for 2026
Transparency and Disclosure
There was a broad emphasis on ensuring that the Company provides robust and clear disclosure to stockholders in the CD&A.
Stockholder discussions and request for additional disclosure set the tone for the Company to address the scope of outreach, including director participation, as well as any forward-looking program changes for 2026.

Enhanced disclosure in a number of key areas highlighted by stockholders, including:
•
How do metrics link to firm strategy? (pages 53)

•
What is the Compensation Committee’s process? (pages 46)

•
What is the Compensation Committee’s rationale for the choices and determinations regarding metrics, targets, weights and resulting payouts? (pages 50)

•
What did the Compensation Committee change for the 2026 program? (pages 61)

Clawback Policy	The Company’s ‘clawback policy’ complies with applicable SEC rules and NYSE listing standards, which provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement. Many financial services companies have expanded policies that permit the Company to recoup incentive awards from executives for specific categories of wrongdoing.
•
The Company adopted an expanded compensation clawback policy to include additional fraud/misconduct recoupment triggers. See discussion for the Company’s recoupment and forfeiture policies on page 66 below.

STOCKHOLDER ENGAGEMENT PROCESS
Our Board and senior management team recognized the incredible value from engaging in a fulsome and robust outreach program, and our Board is committed to continue to drive our outreach efforts in the future with the goal of establishing a comprehensive, year-round engagement program. We expect that a process oriented around soliciting continual feedback from our stockholders will help the Board maintain positive relationships with our stockholder base and enable proactive adjustments to our compensation and governance programs, which should ultimately help support the sustainable, long-term growth of the Company.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   44

Compensation Discussion and Analysis

Our Stockholder Engagement Process

APRIL/MAY • Proxy season outreach (outreach to top 25 holders representing over 65% of then-outstanding MCB common stock) MAY • 2025 Annual Meeting of Stockholders
JUNE
•
Established ‘Investor Engagement Committee’ to explore voting results and strengthen MCB’s investor outreach program

•
Compensation Committee meeting to discuss results of ‘say-on-pay’ vote and consider investor feedback

JULY
•
Compensation Committee meetings to consider potential structural changes to MCB’s executive comp. program

•
CG&N Committee meeting to consider governance-related stockholder engagement topics

SEPTEMBER • Commenced outreach to certain institutional investors OCTOBER • Compensation Committee and CG&N Committee meetings to discuss stockholder engagement efforts
NOVEMBER
•
Engagement sessions completed

DECEMBER
•
Began preparing draft CD&A for 2026 proxy statement, including description of MCB’s stockholder engagement efforts, investor feedback and potential changes

EARLY 2026
•
Compensation Committee meeting to discuss investor feedback and make executive compensation recommendations related to pay for 2025 performance and 2026 target compensation

•
CG&N Committee meeting to discuss investor feedback on corporate governance and review proxy statement disclosure on outreach efforts

MARCH • Investor Day • File proxy statement and commence proxy season outreach APRIL • 2026 Annual Meeting of Stockholders

45   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

Pay Program and 2025 Compensation Overview
2025 PERFORMANCE ASSESSMENT AND COMPENSATION DETERMINATION PROCESS
The Compensation Committee follows a systematic approach to goal setting, evaluating Company and individual performance and determining executive compensation outcomes. Consistent with prior years, the Compensation Committee’s full-year process can be broken down into three main activities:
1. ESTABLISH GOALS AND TARGETS	2. EVALUATE PERFORMANCE	3. DETERMINE COMPENSATION OUTCOMES

•
Conduct market benchmarking and analysis

•
Confirm corporate performance measures based on the annual budgeting and strategic planning process

•
Set individual goals in alignment with business plans and corporate strategy

•
Determine participants for long-term incentive award grants

	• Compare Company and individual performance against pre-established goals • Evaluate performance based on financial results and individual performance reviews	• Assess achievement levels against pre-established targets • Recommend total direct compensation
The Compensation Committee assesses NEO performance by evaluating each NEO’s achievement against pre-established financial and individual performance goals. This includes a consideration of financial results and progress against strategic priorities and business plans, which provides the Compensation Committee with the flexibility to assess both quantitative and qualitative results. Compensation determinations are made based on a NEO’s performance against key drivers of long-term value, with an emphasis on prudent risk management. The Compensation Committee believes that using a mix of pre-established financial goals as well as key operational measures that directly impact business results to determine a NEO’s incentive compensation is appropriate to capture the scope and complexity of our business and the regulatory risks and other non-financial outcomes that impact our Company’s success. Once the total incentive compensation is determined, it is paid through a pre-set mix of cash and equity awards.
1.
Goal Setting — The Company’s strategic direction is established by our Board, which reviews and approves our strategic plan and risk appetite statement annually. The strategic pillars highlighted in our strategic plan form the basis of the Compensation Committee’s process for establishing and assessing Company and individual performance. In 2025, these strategic pillars generally aligned with:

(i)
enhancing and scaling our risk management framework,

(ii)
driving the Company’s digital transformation and enhancing its information technology infrastructure,

(iii)
continuing to develop a best-in-class talent driven organization, and

(iv)
executing on core commercial banking activities in a disciplined, high-performance fashion.

At the beginning of each year, the Compensation Committee uses a scorecard approach, as discussed further below, to set each NEO’s incentive compensation goals based on their area of responsibility with a focus on supporting the Company’s broader strategic priorities.
2.
Performance Evaluation — The Compensation Committee monitors and reviews Company and individual performance regularly throughout the year. After year-end, the Compensation Committee and the Board assess Company and each NEO’s performance against the goals set at the beginning of the year, including achievement against the NEO’s risk-related performance measures. For our NEOs other than the CEO, the CEO provides and discusses his evaluation of each NEO’s individual performance and achievement levels with the Compensation Committee. In evaluating the CEO, the Compensation Committee reviews and discusses the CEO’s self-assessment and the results of each director’s evaluation of the CEO. In addition, the Company’s Chief Financial Officer, Chief Risk Officer and Chief Internal Auditor each provide direct feedback to the Compensation Committee regarding their individual assessments of the CEO’s adherence to the Company’s risk and control framework as well as his performance against his specific risk and control-related objectives.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   46

Compensation Discussion and Analysis

The Compensation Committee approves NEO compensation (other than for the CEO) and recommends NEO compensation and CEO compensation to the Board for approval. The Board considers the Compensation Committee’s assessment and determinations in reviewing and approving final compensation outcomes.
3.
Compensation Determination — The determination of incentive compensation outcomes is a structured process based on the achievement level for the corporate component and each NEO’s individual performance goals.

The Compensation Committee also retains discretion to award PRSUs to our NEOs in addition to the scorecard-based incentive awards. RSUs and PRSUs are granted to executive officers through our stockholder-approved Amended and Restated 2022 Equity Incentive Plan, as amended (the “Equity Plan”). The Compensation Committee approves all equity award grants and oversees the administration of the Equity Plan. The compensation determinations for each NEO are described in more detail in the 2025 Incentive Compensation Determinations section starting on page 55.
PEER GROUP
As described above, a key element in the Compensation Committee’s process for modifying our compensation program and determining compensation outcomes is the evaluation of the Company’s performance and construction of our executive compensation program against an appropriate set of peers. Each year, the Compensation Committee, with input from its independent compensation consultant, evaluates its benchmarking peer group. While it does not set target compensation to meet any particular benchmark or percentile level based on that peer group, the results of the peer group evaluation is leveraged to calibrate the Company’s compensation program design. While developing an appropriate benchmarking peer group may be challenging for many companies, the Compensation Committee recognizes that the exercise is particularly difficult for the Company in light of our truly unique business model and profile.
Our Unique Operating Model Creates Acute Challenges for Peer Group Construction

•
The Company has been a true New York City based commercial bank since its founding in 1999. We are not a savings bank or thrift that has pivoted into commercial banking after developing large branch franchises or offering other financial products and services.

•
The Company is also a growth-oriented company, and consistently outperforms many other mid-market banks operating in New York on a variety of financial and banking performance measures.

•
While we have a branch-light franchise, our growth continues to be propelled through core deposit sources, rather than wholesale funding. Management continues to develop and grow deposits in niche deposit verticals, such as municipalities, property managers, and title and escrow companies.

•
In the absence of a large branch network, our senior executives are the primary drivers of the Company’s relentless focus on client relationships, which supports continued growth in deposit and lending opportunities.

This model entails a unique return and risk profile as compared to many other financial institutions that the Compensation Committee may otherwise consider as peers, and the Compensation Committee recognizes that the Company requires executives that have unique skill sets to manage the business model and corresponding risks. These skills are not easily transferable from our peers, some of whom are competing in less expensive and less competitive markets for talent, and these factors influence the Compensation Committee’s approach to establishing executive compensation.
Developments in Current Construction of the Benchmarking Peer Group

In light of the Bank’s exit from the global payments business, the Compensation Committee reconstituted its peer group for the 2024 performance year to more closely capture similarly sized and situated banks that primarily focus on commercial banking activities. As part of this evaluation, the Compensation Committee reviewed the compensation benchmarking peer group with a lens on:
•
Operations and scale — financial institutions that operate within range of the Company’s key size indicators (primarily total assets and market capitalization) and within the Company’s industry sub-classification (Regional Banking).

•
Business characteristics — financial institutions that are public companies listed on major U.S. exchanges, that compete directly with the Company for talent due to the primary business similarities, that attract similar investor profiles and that focus primarily on commercial banking (as expressed by commercial loans as a percentage of total loans).

47   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

The Compensation Committee reevaluated the Company’s peer group in 2025. Based on its review and the comprehensive evaluation that the Company conducted in 2024, as well as in light of feedback that we received from stockholders in the course of the Company’s investor outreach, the Compensation Committee determined not to make any further changes to the benchmarking peer group for the 2025 performance year. The compensation benchmarking peer group approved by the Compensation Committee was as follows:
COMPENSATION BENCHMARKING PEER GROUP
Amalgamated Financial Corp. (AMAL)	Dime Community Bancshares, Inc. (DCOM)	Pathward Financial, Inc. (CASH)
Bank First Corporation (BFC)	Enterprise Bancorp, Inc. (EBTC)	QCR Holdings, Inc. (QCRH)
Blue Foundry Bancorp (BLFY)	First Foundation Inc. (FFWM)	The Bancorp, Inc. (TBBK)
Byline Bancorp, Inc. (BY)	National Bank Holdings Corporation (NBHC)	Univest Financial Corporation (UVSP)
ConnectOne Bancorp, Inc. (CNOB)	NB Bancorp, Inc. (NBBK)	Veritex Holdings, Inc. (VBTX)
2025 PAY COMPONENTS
Our executive compensation program is comprised of the following key elements:
	Element	Type	2025 Key Features
FIXED COMPENSATION	Base Salary	Cash
When setting base salaries, the Compensation Committee considers factors such as experience, responsibilities, job performance, and market compensation information.
In 2025, the Compensation Committee approved base salary increases for all NEOs except the CEO. The approved salary increase for Mr. Dougherty (comprising an annual merit increase plus a mid-year market adjustment) reflected the significant expansion of his role in driving the Company’s strategy and key transformational initiatives. The Compensation Committee approved salary increases for the other NEOs (except the CEO) in the range of 4% – 5%.

INCENTIVE COMPENSATION	Annual Incentives — Executive Scorecard	Cash and Equity
The Compensation Committee develops an executive scorecard for each executive officer and certain key personnel pursuant to the AIP. A participant’s earnout is based on two components:
(i)
the Company’s achievement of pre-established financial results (i.e., the corporate component), and

(ii)
individual performance objectives tied to each participant’s specific role and responsibilities.

The performance metrics generally have threshold, target and maximum goals to further align pay with increased levels of performance. These incentive awards are paid out in a mix of cash and RSUs that vest in equal installments over three years.

Link to Performance
•
Outcomes are determined based on a comprehensive review of corporate and individual performance

•
Significant portion of incentive compensation is awarded in deferred equity awards, which helps reinforce alignment with stockholder interests

•
PRSU awards are intended to motivate and reward achievement of long-term financial goals that drive stockholder returns

•
100% of incentive compensation is subject to risk assessment, clawback and forfeiture

	Long-Term — PRSU Awards	Equity	The Compensation Committee determines PRSU grants for the NEOs based on a variety of factors, including each executive’s performance, previous grant history, comparison to our peer group, and retention needs.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   48

Compensation Discussion and Analysis

The Compensation Committee establishes target total direct compensation for our CEO and each other NEO based on the following programmatic mix of pay elements:
2025 NEO TARGET DIRECT COMPENSATION
*
For our CEO, AIP award is paid 66.7% in cash and 33.3% in RSUs. For our other NEOs, the AIP award is paid 25% in cash and 75% in RSUs.

A further description of each element of our NEO’s target total direct compensation is set forth below.
Base Salary

Annual base salaries are the fixed portion of our NEOs’ cash compensation and are established after considering several factors including the executive’s experience, responsibilities, management abilities and job performance, as well as market compensation information. The Compensation Committee believes that the 2025 base salaries of the Company’s NEOs are competitive with companies of similar size, including those in the peer group.
Pay adjustments, if any, are generally made annually, after reviewing overall Company performance, individual performance and market data. The Compensation Committee determined the base salary increases based on individual officer and Company performance, the specific duties and responsibilities of each officer, and a compensation comparison to external market data. In 2025, the Compensation Committee approved merit increases for each of the NEOs, except our CEO, as outlined in the table below. The Compensation Committee subsequently approved a mid-year increase in Mr. Dougherty’s base salary to reflect his expanded responsibilities in leading the Company’s strategic direction and his role in transforming the Company’s Finance department. In particular, Mr. Dougherty has assumed executive ownership for a number of key corporate initiatives, including the Company’s strategic planning process, driving our M&A preparedness and enhancing the Company’s asset-liability management capabilities. The Compensation Committee considered his integral role in driving positive outcomes for the Company, as well as the fact that Mr. Dougherty did not receive any salary increase in 2024 (the first full year following his promotion to Chief Financial Officer), in setting the base salary level at $500,000.
The table below shows the NEOs’ annual base salaries in 2024 and 2025.
Name	Title	2024 Base Salary ($)	2025 Base Salary ($)	Increase Percentage
Mark R. DeFazio	President and Chief Executive Officer	1,000,000	1,000,000	—%
Scott Lublin	EVP and Chief Lending Officer	510,994	531,434	4%
Daniel Dougherty	EVP and Chief Financial Officer	400,000	500,000(1)	25%
Laura Capra	EVP and Head of Retail Banking	407,492	427,867	5%
Nick Rosenberg	EVP and Chief Business Development Officer	433,591	450,935	4%

(1)
Mr. Dougherty received an annual merit increase of 5% in the first quarter of 2025. His annual base salary was further adjusted in the second half of 2025 to $500,000.

49   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

Incentive Compensation Program — Executive Scorecard

In accordance with the Company’s compensation philosophy, as discussed above, a significant portion of the compensation of our NEOs is performance-based and payable only if pre-established Company and individual performance objectives are achieved. For each NEO, the Compensation Committee first establishes the target bonuses under the Company’s AIP based on a percentage of such NEO’s annual base salary.
The Compensation Committee uses a scorecard approach to determine incentive compensation outcomes for our NEOs. Executive scorecards are established by the Compensation Committee at the beginning of each year based on a pre-set mix of financial and non-financial goals. The scorecard effectively sets the formula with which the Compensation Committee determines the actual AIP bonus payout for each NEO following the performance period. The results and the corresponding earnouts are subject to minimum and maximum payout levels as established by the Compensation Committee. Consistent with prior years, the Compensation Committee set the 2025 target AIP bonus for the CEO at 150% of base salary, and the target AIP bonuses for each other NEO were set at 100% of base salary, with a threshold payout of 50% of salary and a maximum payout of 150% of salary, in each case upon achievement of the executive’s pre-established goals. The 2025 executive scorecards consist of the following components:
•
Corporate Component — The Compensation Committee leverages the Board’s annual budgeting and strategic planning process to select financial metrics that apply for each NEO’s scorecard.

In the first quarter of 2025, the Compensation Committee established a scorecard for each of our executive officers, including the threshold, target and maximum performance levels for each corporate financial metric and individual performance measure. The Compensation Committee determined to use Net Interest Income Growth and ROATCE. The use of ROATCE is consistent with prior years, while the Compensation Committee determined to use Net Interest Income Growth in 2025 instead of Net Income Growth, which was used for the 2023 and 2024 performance years. The following table provides a summary of the rationale for the Compensation Committee’s selection of these measures for the corporate component of the executive scorecard, as well as a description of the methodology the Compensation Committee used to set the target performance level for each measure:
Measure	Description/Rationale	Target	Target Setting Methodology
Annual Net Interest Income Growth (new for 2025)
As a true commercial bank, net interest income growth is the primary driver of profitability for the Company. The measure is used to approximate management’s ability to effectively drive net interest margin, efficiently manage the Company’s balance sheet, and exercise pricing discipline on a quarter-over-quarter basis.
The Compensation Committee determined that the Net Interest Income Growth, together with the Adjusted ROATCE measure, provides it with a more direct proxy for corporate performance as compared to the Net Income Growth measure used in the prior year.
10 – 12%
The target is derived from the annual operating budget. The Compensation Committee believes that the resulting target is challenging yet reasonable given the range of market scenarios considered as part of the budget-making process. The outcome directly measures management’s execution against our core business activities and strategy.
Net Interest Income Growth is calculated on a generally accepted accounting principles (“GAAP”) basis.

Adjusted ROATCE(1)
ROATCE is intended to measure management’s ability to generate returns for common stockholders. The inclusion of this measure is meant to incentivize management to efficiently allocate capital in a manner that supports business growth and enhances the value of the Company for our stockholders.
Consistent with prior years, ROATCE is adjusted to account for certain items such as the Company’s digital transformation initiative, and other non-recurring compliance, legal and regulatory expenses.
		9 – 11%	The target is based on the Company’s operating budget and capital plan while taking into account potential capital actions such as quarterly dividends and share repurchases. The outcome directly reflects management’s execution against the Company’s plans for the year.

(1)
Adjusted ROATCE is a non-GAAP financial measure. For further discussion of these adjustments, see “Pay Versus Performance” below as well as the reconciliation to the corresponding GAAP measure in Appendix A.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   50

Compensation Discussion and Analysis

After the 2025 performance year, the Board, on approval and recommendation from the Compensation Committee, reviewed and approved the executive scorecard results and corresponding AIP bonus payouts, as summarized for each NEO in the 2025 Incentive Compensation Determinations section starting on page 55.
•
Individual Performance Measures — The Compensation Committee evaluates the business plans and initiatives of the Company to establish individual goals specific to each NEO’s area of responsibility. The individual performance metrics included in each NEO’s scorecard are established based on aspects of the individual’s area of control and responsibility that directly impact Company profitability, risk management and regulatory compliance. For each NEO other than the CEO, the individual performance measures included on the scorecard are based on input from the CEO, are intended to align with the Company’s strategic direction and are consistent with its enterprise-wide performance management process.

•
Corporate and Individual Performance Weighting — The Compensation Committee assigns each metric in an executive’s scorecard a weight. For 2025, the Compensation Committee established the following weights:

•
CEO — The corporate component is weighted 80% of the scorecard result, and the remaining 20% of the payout is based on performance against the Risk, Regulatory and Control measure.

•
Other NEOs — The corporate component is weighted 50% of the scorecard result, and the individual performance component is weighted 50%.

In addition, as part of the Company’s annual enterprise-wide performance management process, each performance measure within the individual performance component of the scorecard is assigned a weight.
•
Corporate and Individual Performance Levels — The Compensation Committee establishes threshold (i.e., minimum performance level at which a payout for a specific measure may be earned), target, and maximum performance levels for each measure included on an executive’s scorecard. For the corporate component, the threshold, target and maximum performance levels are based directly on the Company’s operating plan for the year, as approved by the Board. The Compensation Committee also assigns performance levels for each individual performance measure based on the CEO’s input (in the case of the non-CEO NEOs) in alignment with the Company’s strategic direction and consistent with its enterprise-wide performance management process. If, at the end of the performance period, the Compensation Committee determined that a NEO has met or exceeded the requirements for a specific goal, that NEO is given 100% or more credit for the weighting of a particular category. If it is determined that a specific goal is attained at the threshold level, the NEO is given 85% credit for the weighting of that particular performance goal.

•
Pay Mix — each NEO’s actual AIP bonus is paid out in a mix of cash and RSUs. For our CEO, the AIP bonus is paid 66.7% in cash and 33.3% in RSUs that vest in equal installments over three years. For all other NEOs, the AIP bonus is paid 25% in cash and 75% in RSUs that vest in equal installments over three years.

This pay mix reflects the Compensation Committee’s philosophy, as discussed in Compensation Philosophy section above. Our pay-for-performance oriented culture relies heavily on stock-based compensation to better align the interests of our employees with those of our stockholders. The Compensation Committee wants to incentivize our employees to act like ‘owners,’ which supports our ability to maintain our highly personalized approach to developing client relationships. In addition, as a bank headquartered in New York City, we operate in a highly competitive market for talent, including large financial institutions. Using equity compensation heavily in the AIP bonus structure is a tool that differentiates the Company’s pay packages from peers. The Compensation Committee determined, consistent with prior years, to adjust the CEO’s AIP pay mix to differ from the other NEOs because he receives a significant portion of his target total direct compensation in the form of long-term incentive awards, and the Compensation Committee believes that the increased cash award appropriately balances rewarding performance with retention considerations.
In addition, the Company may grant, subject to the approval of the Compensation Committee and the Board, discretionary annual incentive payments.
Incentive Compensation Program — PRSU Awards

Long-term incentive awards in the form of performance-based stock units are the third key component of our executive compensation program. The Compensation Committee believes that this combination of long-term time and performance-based equity complements the annual cash incentive compensation and base salary components of executive pay and helps guide management in balancing short-term decisions with long-term outcomes.
As discussed above, the Compensation Committee retains discretion to grant PRSU awards to our NEOs in addition to the scorecard-based incentive awards. The Compensation Committee evaluates the following factors, among others, when considering each NEO’s incentive mix to establish their target total direct compensation:

51   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

•
the executive’s performance and previous equity grant history,

•
our peer group, including market benchmarking of the executive’s target and actual total direct compensation, and

•
the Company’s strategic goals and retention needs.

Consistent with the prior year, the Compensation Committee determined to grant Mr. DeFazio, our CEO, and Mr. Lublin, our Chief Lending Officer, PRSUs as part of their target total incentive compensation. The Compensation Committee believes that the use of PRSUs in the pay package for the CEO and Chief Lending Officer is appropriate given the unique influence that these employees have on the Company’s growth trajectory, the achievement of business outcomes and our overall strategic direction. Importantly, the Compensation Committee views the PRSUs as a tool that rewards executives for outperformance, and for our CEO, the performance measures embedded in the PRSU awards are set at target levels that exceed the performance of our peers. In addition to supporting the retention of our key personnel, the PRSUs are designed to promote business decisions that drive long-term, sustainable value creation and align our executives’ interests with our stockholders’ interests while also encouraging long-term stock ownership. Furthermore, the Compensation Committee believes that limiting the use of PRSUs to our two highest-paid NEOs is appropriate given the size, complexity and risk profile of our organization, as well as the potential costs and burdens of broadening our long-term compensation plan.
In early 2025, in connection with the annual process of establishing the NEO executive scorecards, the Compensation Committee set the terms for the 2025 PRSU awards. The 2025 PRSU awards consist of the following components:
•
Target Value — the Compensation Committee established the target value for the PRSU awards as a supplement to the target AIP bonus level (which, as discussed above, is set at 150% of salary for Mr. DeFazio and 100% of salary for Mr. Lublin). The PRSU awards express the target number of shares that the executive will earn at the end of the performance period derived from the stock price at market close on the applicable date prior to the grant of the award.

•
Performance Measures and Weighting — The Compensation Committee determined to use separate performance measures for the 2025 PRSU awards for Messrs. DeFazio and Lublin. The performance measures were selected to reflect specific initiatives and objectives that each of Mr. DeFazio and Mr. Lublin are directly responsible for. These measures are tied to the Company’s strategic plan, with particular emphasis on advancing the Company’s progress in accordance with two of its key strategic pillars: (i) enhancing and scaling the Company’s risk management framework and control environment and (ii) executing on our core commercial banking activities. The Compensation Committee also assigned a weight to each of the performance measures embedded in the PRSU awards.

•
Performance Period — for the 2025 PRSUs, the Compensation Committee determined to evaluate the earnout based on a one-year performance period, consistent with the 2024 PRSU program. The PRSUs are earned in the form of restricted stock units which vest in three equal installments beginning one year after the date of grant if the executive meets the requisite thresholds. The 2025 PRSU program was established prior to the Company’s 2025 annual meeting of stockholders. As discussed in more detail in the 2026 Compensation Program Adjustments starting on page 61, following the Compensation Committee’s reevaluation of the Company’s pay practices in light of stockholder feedback received through our robust engagement process, the Compensation Committee determined to set the performance period for 2026 PRSUs to a three-year period. The Compensation Committee believes that the use of a three-year performance period for long-term, performance-based incentive awards more appropriately captures the Company’s progress against medium-term goals, better reflects the typical credit cycle, and aligns more closely with industry practice and our stockholders’ expectations.

Subject to the program adjustments described in more detail in the 2026 Compensation Program Adjustments section of this CD&A, the Compensation Committee expects to continue the practice of granting PRSUs to our CEO and Chief Lending Officer on an annual, rolling basis.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   52

Compensation Discussion and Analysis

The following tables summarize the 2025 PRSU awards for Messrs. DeFazio and Lublin, respectively, and include a description of the rationale and target-setting methodology for each measure included in the award.
Mark DeFazio (President and CEO) — 2025 PRSU Awards

Measure	Description/Rationale	Target Setting Methodology
Relative ROATCE Percentile Ranking
As discussed, our ROATCE performance is considered an important proxy for management’s effectiveness in generating earnings for common stockholders.(1)
Notably, this measure is relative (contrary to the measure included in the corporate component of the executive scorecard), which helps align our CEO’s compensation directly to the Company’s performance and our stockholders’ returns during the performance period. For the 2025 PRSUs, the ranking is based on the ROATCE Benchmarking Peer Group, rather than the compensation benchmarking peer group outlined in the Peer Group section above (in 2024, the PRSUs earned out in part based on relative ROATCE ranking against the full compensation benchmarking peer group). Additional detail regarding ROATCE and the ROATCE Benchmarking Peer Group is provided below.

50% of the PRSU award earnout is based on this performance measure.
The number of RSUs that can be earned at the end of the performance period is contingent on attaining a relative ROATCE percentile ranking as outlined below:
•
100% for 65th percentile or higher

•
75% for 60th to 65th percentile

•
50% for 55th to 60th percentile

•
0% for 55th percentile or below

The target is intended to set a meaningful benchmark for our CEO, and the earnout is contingent on outperformance (greater than 55th percentile) against a predetermined subset of our peers. Half of the CEO’s PRSU award earnout is contingent on outperforming a majority of peers.

Non-Financial Measures — Risk, Regulatory and Control	Enhancing and scaling the Company’s risk management framework is one of our main strategic pillars. The Compensation Committee believes it is important to embed risk management-related metrics into the CEO’s compensation plan to help ensure that we can execute our strategic initiatives with an appropriate level of risk. This measure also supports the Board with setting a ‘tone from the top’ more broadly and establishing a culture of integrity, ethical conduct and responsible decision-making throughout the Company.
50% of the PRSU award earnout is based on the Compensation Committee’s evaluation of the CEO’s achievement in enhancing and scaling the Company’s risk management framework and infrastructure, its control environment and the overall safety and soundness of the enterprise, in line with the Company’s strategic plan.
The metrics that the Compensation Committee identified for evaluating performance on this component of the award include, among others:
•
progress on regulatory enhancement program deliverables and the Company’s readiness to cross the $10 billion asset threshold

•
the Company’s capital and liquidity profile and corresponding Board and management risk indicators

•
commercial loan portfolio reports and credit risk metrics and internal and external audit reports and loan review reports

(1)
ROATCE is a non-GAAP financial measure. See reconciliation in Appendix A.

ROATCE Benchmarking Peer Group — To determine the relative ROATCE component of Mr. DeFazio’s 2025 PRSU awards, the Compensation Committee approved a smaller group of financial services companies to serve as the ROATCE Benchmarking Peer Group. The ROATCE Benchmarking Peer Group selected by the Compensation Committee reflects a group of nine financial institutions that are mostly larger than the Company but that, in the view of the Compensation Committee, more closely compete with the Company for investors’ capital as well as core lending and deposit opportunities in the markets that the Company operates. The Compensation Committee believes this smaller peer group provides a more focused and meaningful comparison of the Company’s effectiveness in generating returns for stockholders without reference to banks in

53   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

the broader compensation benchmarking peer group with return profiles that may not be as directly comparable to the Company’s return profile. The companies in the ROATCE Benchmarking Peer Group and their ticker symbols are set forth below:
2025 ROATCE BENCHMARKING PEER GROUP
Bankwell Financial Group Inc. (BWFG) Brookline Bancorp, Inc. (BRKL) ConnectOne Bancorp, Inc. (CNOB) Dime Community Bancshares, Inc. (DCOM) Flushing Financial Corporation (FFIC)	Israel Discount Bank of New York OceanFirst Financial Corp. (OCFC) Provident Financial Services, Inc. (PFS) Valley National Bancorp (VLY)
Scott Lublin (Executive Vice President and Chief Lending Officer) — 2025 PRSU Awards

For Mr. Lublin, the Compensation Committee determined to weight 70% of his PRSU award on certain corporate financial measures and 30% on performance against specific credit metrics related to the Company’s commercial loan portfolio.
Measure	Description/Rationale	Target Setting Methodology
Corporate Performance (70%)
Net Loan Growth	Continuing to demonstrate strong loan growth and converting the Company’s strong pipeline into real originations is a central function of the Chief Lending Officer’s role and a core driver of the growth of our franchise.
75% of the corporate component of the PRSU award is based on this performance measure.
The target attainment level for this performance measure is 12% net loan growth over the performance period. This target reflects a significant but attainable annual growth objective for the Company and is consistent with our operating plan’s forecast.

Net Increase in Lending Deposit Relationships	This measure is intended to capture the Chief Lending Officer’s contribution to both growing and deepening our relationships with our clients. The Board continues to value management’s ability to not only increase our loan portfolio but also deepen our relationships with clients by handling an increasingly larger share of their banking business.
25% of the corporate component of the PRSU award is based on this performance measure.
The target attainment level for this performance measure is $100 million, with a 5% demand deposit account growth rate based on average deposit balances for 2025. This target incentivizes management to seek deposit relationships to fund our loan growth trajectory in a manner that is cost effective and supportive of the Company’s net interest margin and earnings growth targets.

Individual Performance (30%)
Net Charge Offs	Credit risk is a significant risk exposure for the Company. This measure is intended to capture credit risk management in the Chief Lending Officer’s incentive structure and incentivize responsible lending and portfolio management practices. This measure further supports the Board’s efforts to integrate risk management as a fundamental practice of the Company.
67% of the individual performance component of the PRSU award is based on this performance measure.
The target attainment level for this performance measure is set at less than 25 basis points of net charge offs in the year, which is a level that matches the Company’s risk tolerance and historical experience.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   54

Compensation Discussion and Analysis

Measure	Description/Rationale	Target Setting Methodology
Material Loan Exceptions	As another proxy for credit risk and portfolio management, the Compensation Committee determined to include a measure designed to capture the Company’s exposure to potential credit events by monitoring the rate of loan exceptions in the performance period. As the number of exceptions to original loan terms increases, the overall risk of the commercial loan portfolio increases as well.
33% of the individual performance component of the PRSU award is based on this performance measure.
The target attainment level for this performance measure is set at 0% net increase in material loan exceptions. This threshold is based on the Company’s risk appetite and historical experience.

2025 NEO Target Direct Compensation

Based on the pay elements described above, and following the Compensation Committee’s review and consideration of the peer group and other market information, the Compensation Committee set the target total direct compensation for each NEO for the 2025 performance year as follows:
Name	Annual Base Salary ($)	Target Annual Incentive ($)	Target PRSU Awards ($)	Target Total Direct Compensation ($)
Mark R. DeFazio President and CEO	1,000,000	1,500,000(1)	2,000,000(2)	4,500,000
Scott Lublin EVP and Chief Lending Officer	531,434	531,434(3)	1,000,000(1)	2,062,868
Daniel Dougherty EVP and CFO	500,000	500,000(3)	—	1,000,000
Laura Capra EVP and Head of Retail Banking	427,866	427,866(3)	—	855,732
Nick Rosenberg EVP and Chief Business Development Officer	450,935	450,935(3)	—	901,870

(1)
Annual incentive paid out 66.7% in cash and 33.3% in RSUs that vest in equal installments over three years.

(2)
PRSU award earns out between 0 – 100% based on the achievement of performance metrics over the performance period and are paid in RSUs that vest in equal installments over three years.

(3)
Annual incentive paid out 25% in cash and 75% in RSUs that vest in equal installments over three years.

2025 Incentive Compensation Determinations
The Compensation Committee convened several meetings in the first quarter of 2026 to review and establish total direct compensation outcomes for the 2025 performance year. The Compensation Committee established the corporate component earnout for each NEO as follows:
Corporate Performance Measure	Target	2025 Outcome	Performance Achievement Level
Annual Net Interest Income Growth	10% – 12%	19.8%	Exceeds
Adjusted ROATCE(1)	9% – 11%	10.5%	Meets

(1)
Adjusted ROATCE is a non-GAAP financial measure. See reconciliation in Appendix A.

55   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

Following determination of the corporate component, the Compensation Committee considered the following performance highlights and made the determinations regarding compensation outcomes for each of the Company’s NEOs:
MARK DEFAZIO — PRESIDENT & CEO
Executive Scorecard Results

AIP Performance Measures	Target ($)	Outcome	Incentive Payout ($)
Corporate Performance (80%)	1,200,000	Exceeds	1,500,000
Non-Financial – Risk, Regulatory and Control (20%)	300,000	Meets	300,000
Total(1)	1,500,000		1,800,000(2)

(1)
Totals may not foot due to rounding.

(2)
Payable $1,200,000 in cash and $600,000 in restricted stock units, which vests in three equal annual installments beginning on the first anniversary of the date of grant.

2025 PRSU Results

The Compensation Committee established a target value for Mr. DeFazio’s 2025 PRSU award at $2 million. As discussed above, 50% of the 2025 PRSU earnout was subject to the achievement of a relative ROATCE in at least the 55th percentile of the ROATCE Benchmarking Peer Group, and 50% was subject to the achievement of certain non-financial measures related to risk, regulatory and control. The description of Mr. DeFazio’s 2025 PRSU award, including the performance measures selected, is provided further on page 53. The Company’s return on average equity was 9.7% and the return on average tangible common equity was 9.8%, which was between the 60th and 65th percentile of the ROATCE Benchmarking Peer Group. The Company’s Adjusted ROATCE of 10.5% finished above the 65th percentile of the ROATCE Benchmarking Peer Group.(1) Further, based on the Compensation Committee’s evaluation of Mr. DeFazio’s performance, as outlined above, the Compensation Committee determined to recommend to the Board an outcome of  ‘Meets’ on the risk and control-related measure included in his 2025 PRSU award. Accordingly, the Compensation Committee assessed the earnout for Mr. DeFazio’s 2025 PRSU award at 100% of target.
2025 PRSU Award	Target Value (# of Restricted Stock Units)	Outcome	Earnout (# of Restricted Stock Units)
Adjusted ROATCE(1) Performance (50%)	17,603	Meets	17,603
Non-Financial – Risk, Regulatory and Control (50%)	17,602	Meets	17,602
Total(2)			35,205(2)

(1)
Adjusted ROATCE is a non-GAAP financial measure. See reconciliation in Appendix A.

(2)
Payable in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

2025 Performance Highlights

The Compensation Committee determined Mr. DeFazio’s performance level as ‘Meets’ for the Risk, Regulatory and Control measures in his executive scorecard and 2025 PRSU award. As part of its evaluation, the Compensation Committee reviewed input provided by the Chief Risk Officer, Chief Credit Officer, Chief Internal Auditor, and Chief Financial Officer. The Compensation Committee observed, among other factors:
•
That the Company’s enterprise risk management framework was enhanced to support crossing the $10 billion asset threshold, including significant work on the Company’s compliance management systems and risk governance framework.

•
The executive team’s significant investments in people, processes, and systems with the goal of reducing the frequency and impact of operational, cybersecurity, and noncompliance incidents.

•
The Company’s asset-liability management, liquidity stress and capital measures at year-end as well as on a pro forma basis over the strategic plan horizon.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   56

Compensation Discussion and Analysis

•
For the performance year, management continued to operate within acceptable credit risk measures and concentration limits, and the asset quality of the Company’s commercial loan portfolio remained satisfactory with a stable direction of risk based on both internal and external, independent assessments.

•
The CEO’s relationship and engagement with the Company’s regulators.

•
Internal and external Audit assessments of the Company’s control environment.

SCOTT LUBLIN — EVP & CHIEF LENDING OFFICER
Executive Scorecard Results

AIP Performance Measures	Target ($)	Outcome	Incentive Payout ($)
Corporate Performance (50%)	265,717	Exceeds	332,146
Individual Performance (50%)	265,717	Exceeds	318,861
Total(2)	531,434		651,007(1)

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

2025 PRSU Results

For Mr. Lublin, the Compensation Committee established a target value for his 2025 PRSU award of  $1 million. As discussed above, 70% of the 2025 PRSU earnout was subject to achievement of certain corporate performance measures for 2025 and 30% was subject to achievement of certain performance measures related to Mr. Lublin’s area of control and responsibility. The description of Mr. Lublin’s 2025 PRSU award, including the performance measures selected, is discussed further on page 54. In 2025, the Company experienced net loan growth of 12.9% and average lending deposits increased by $155 million. Further, the Compensation Committee determined that Mr. Lubin achieved at target in connection with the individual performance measures included on his 2025 PRSU award. Accordingly, the Compensation Committee assessed the earnout for Mr. Lublin’s 2025 PRSU award at 100% of target.
2025 PRSU Award	Target Value (# of Restricted Stock Units)	Outcome	Earnout (# of Restricted Stock Units)
Corporate Performance (70%)	12,321	Meets	12,321
Individual Performance (30%)	5,281	Meets	5,281
Total(2)			17,602(1)

(1)
Payable in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

57   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Discussion and Analysis

2025 Performance Highlights

The following provides a summary of Mr. Lublin’s individual performance goals and highlights for 2025. The Compensation Committee considered Mr. Lublin’s performance in 2025 in determining his 2025 individual performance as ‘Meets’.
Strategic Pillar	Performance Goal	2025 Accomplishments
Disciplined and Diversified High Performance Commercial Bank	Net Loan Growth	• Net loan growth of 12.9% year-over-year
	Net Increase in Lending Deposit Relationships with Demand Deposit Account Growth based on 2025 Average Balances	• Average balance increase of $155 million in Lending Deposit Relationships • Demand deposit growth of 9% or $50 million
	Net Charge Offs	• Net charge offs of 6 bps or $3.7 million in 2025 (compared to 0 bps or $0.1 million in 2024)
	Business development	• Maintained existing relationships as well as expanded client base
Enhanced Risk Management Frameworks	Enhance the Credit review and governance framework, including Credit Committee processes	• Established a process to review all credits before loan committee to ensure high quality credit requests are presented for approval
	Community Reinvestment Act performance	• Led the Company’s efforts to become a U.S. Small Business Administration lender • Community Reinvestment Act rating of Satisfactory. Recognized leadership in community development lending
DANIEL DOUGHERTY — EVP & CHIEF FINANCIAL OFFICER
Executive Scorecard Results

AIP Performance Measures	Target ($)	Outcome	Incentive Payout ($)
Corporate Performance (50%)	250,000	Exceeds	312,500
Individual Performance (50%)	250,000	Exceeds	343,750
Total(2)	500,000		656,250(1)

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

2025 Performance Highlights

The following provides a summary of Mr. Dougherty’s individual performance goals and highlights for 2025. The Compensation Committee considered Mr. Dougherty’s performance in 2025 in determining to evaluate his 2025 individual performance as ‘Exceeds’.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   58

Compensation Discussion and Analysis

Strategic Pillar	Performance Goal	2025 Accomplishments
Disciplined and Diversified High Performance Commercial Bank	Deposit and Loan Pricing Discipline	• Net interest margin of 3.88% for the year
	Strategic and Capital Planning Process	• Continued execution of asset/liability management strategy to effectively manage liquidity, interest rate and market risk
	Investor Relations and Stakeholder Engagement	• Cultivated investor engagement through Earnings Calls and one-on-one follow ups as well as development of Investor Deck
Enhanced Risk Management Frameworks	Enhance Finance and accounting processes	• Drove process and program development of Finance functions, including Allowance for Credit Losses process, and Asset Liability Committee reporting on interest rate risk and liquidity
LAURA CAPRA — EVP & HEAD OF RETAIL BANKING
Executive Scorecard Results

AIP Performance Measures	Target ($)	Outcome	Incentive Payout ($)
Corporate Performance (50%)	213,933	Exceeds	267,417
Individual Performance (50%)	213,933	Exceeds	288,810
Total(2)	427,866		556,227(1)

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

2025 Performance Highlights

The following provides a summary of Ms. Capra’s individual performance goals and highlights for 2025. The Compensation Committee considered Ms. Capra’s performance in 2025 in determining to evaluate her 2025 individual performance as ‘Exceeds’.
Strategic Pillar	Performance Goal	2025 Accomplishments
Disciplined and Diversified High Performance Commercial Bank	Total Net Deposit Growth	• Total Net Deposit Growth of $1.26 billion, 125% year-over-year increase
	Customer success and satisfaction	• Strong service level resulted in expansion, acquisition and referrals of client relationships
	Business development, including driving Lending Deposit Relationships	• Success in developing deposit relationships with lending clients • Execution on branch expansion strategy, including opening of full service branch location in New Jersey.
Enhanced Risk Management Frameworks	Enhance Retail Business’s Risk, Regulatory and Control Environment	• Demonstrated focus on reviewing and developing plans to mitigate risks throughout the Retail network
Digital Transformation	Title and Escrow vertical technology integration	• Successful completion of vendor integrations for deposit vertical

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Compensation Discussion and Analysis

NICK ROSENBERG — EVP & CHIEF BUSINESS DEVELOPMENT OFFICER
Executive Scorecard Results

AIP Performance Measures	Target ($)	Outcome	Incentive Payout ($)
Corporate Performance (50%)	225,468	Exceeds	281,834
Individual Performance (50%)	225,468	Meets	225,468
Total(2)	450,936		507,302(1)

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

2025 Performance Highlights

The following provides a summary of Mr. Rosenberg’s individual performance goals and highlights for 2025. The Compensation Committee considered Mr. Rosenberg’s performance in 2025 in determining to evaluate his 2025 individual performance as ‘Meets’.
Strategic Pillar	Performance Goal	2025 Accomplishments
Disciplined and Diversified High Performance Commercial Bank	Business development, including client conversions in key strategic industries	• Established several new high potential client relationships
	Drive net interest income and low cost deposit opportunities.	• Realized impact on income and deposit through new client relationships
Enhanced Risk Management Frameworks	Develop the Company’s merchant acquiring line of business	• Additional onboarding of business development staff • Developed enhanced process for second line oversight through Financial Crimes Compliance and Enterprise Risk Management functions
2025 AWARDED TOTAL DIRECT COMPENSATION
The total direct compensation awarded to each of our NEOs with respect to 2025 performance, based on the corporate component outcome and the Compensation Committee’s assessment and determinations as described above, is provided in the table below. The amounts reported as “Total Direct Compensation” in the table differ from the amounts determined under SEC rules as reported for 2025 in the “Total” column of the “2025 Summary Compensation Table” on page 69. The table below is not a substitute for the “2025 Summary Compensation Table” and is intended to provide investors with supplemental information to better understand the actions of the Compensation Committee with respect to total direct compensation for the performance year. Equity awards made in 2026 based on 2025 performance results will be reported in the Summary Compensation Table in the proxy statement filed for the 2027 annual meeting of our stockholders.
Name	Annual Base Salary ($)	Annual Incentive Payout ($)	PRSU Award Payout		Total Direct Compensation ($)
			(Outcome)	($)(3)
Mark R. DeFazio President and CEO	1,000,000	1,800,000(1)	Target	2,000,000	4,800,000
Scott Lublin EVP and Chief Lending Officer	531,434	651,007(2)	Target	1,000,000	2,182,441
Daniel Dougherty EVP and CFO	500,000	656,250(2)	—	—	1,156,250

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Compensation Discussion and Analysis

Name	Annual Base Salary ($)	Annual Incentive Payout ($)	PRSU Award Payout		Total Direct Compensation ($)
			(Outcome)	($)(3)
Laura Capra EVP and Head of Retail Banking	427,866	556,227(2)	—	—	984,093
Nick Rosenberg EVP and Chief Business Development Officer	450,936	507,302(2)	—	—	958,237

(1)
Payable $1,200,000 in cash and $600,000 in restricted stock units, which vests in three equal annual installments beginning on the first anniversary of the date of grant.

(2)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(3)
Represents aggregate grant date fair value of PRSU awards computed in accordance with FASB ASC Topic 718. Payable in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

2026 Compensation Program Adjustments
As previously discussed, following our extensive engagement with many of our largest institutional holders, the Compensation Committee determined to make a number of adjustments to the Company’s executive compensation program design and structure for the 2026 performance period to address our stockholders’ feedback, more closely align our program to market practice and industry standards, and support our long-term strategy by further tying incentive outcomes to short- and long-term results. The Compensation Committee believes these adjustments reflect our compensation philosophy as described above, and, taken together with the adjustments made with respect to the 2025 performance year, position the Company’s compensation program favorably in the highly competitive New York City market. The following section provides a summary of the key components of the incentive compensation program that will apply to our NEOs for the 2026 performance period. The new elements of the program and changes compared to the 2025 executive compensation program are described below. The actual scorecard results and incentive outcomes for the 2026 performance period will be disclosed in our proxy statement for the 2027 annual meeting of our stockholders.
2026 AIP AWARDS
A key component of the Compensation Committee’s approach in establishing 2026 executive scorecards was to use performance measures for the corporate component that tie more directly to the Company’s annual budget and quarterly targets and that contribute to, but do not overlap with, the Company’s LTI performance metrics. To that end, the Compensation Committee determined to incorporate the following measures for evaluating the corporate component for the CEO’s 2026 executive scorecard:
Measure	Description/Rationale
Net Interest Income Growth (12.5%)
•
As a true commercial bank, net interest income growth is the primary driver of profitability for the Company. The measure approximates management’s ability to effectively drive net interest margin, efficiently manage the Company’s balance sheet, and exercise loan and deposit pricing discipline on a quarter-over-quarter basis. The outcome directly measures management’s execution against our core business activities and strategy.

•
Net Interest Income Growth is calculated on a GAAP basis.

Loan Growth (12.5%) (New for 2026)
•
Continuing to demonstrate strong loan growth and converting the Company’s strong pipeline into originations is a primary measure by which the Company’s short-term performance is measured.

•
This measure is established based on the Company’s annual operating plan and budget, as approved by the Board in early 2026.

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Compensation Discussion and Analysis

Measure	Description/Rationale
EPS Growth (25%) (New for 2026)
•
The Company’s EPS growth is a key short-term measure that reflects management’s operational execution, including with respect to its expense base and ability to generate capital. As a key driver of stock price valuation and movement, the measure further aligns management’s short-term business and operational performance with the stockholder experience.

•
The EPS Growth figure is adjusted for certain customary matters, including capital actions, mergers or acquisitions.

Liquidity and Interest Rate Risk Management and Credit Portfolio Risk Metrics (50%) (New for 2026)
•
Reflects management’s execution of the Company’s capital plan and asset-liability strategy, as well as the ability of management to operate within the Board-approved risk appetite and corresponding financial and credit risk limits. A strong liquidity position and disciplined asset-liability management are critical to protecting the Company from earnings volatility, capital depletion and regulatory, customer and public scrutiny.

•
The Compensation Committee will evaluate several relevant risk metrics and performance indicators to determine the CEO’s performance outcome at the end of the performance period, and has determined not to place weightings on the indicators that are evaluated.

2026 PRSU AWARDS
As discussed above, the Compensation Committee made a number of important changes to the 2026 PRSU awards to be granted to Mr. DeFazio as part of his 2026 incentive compensation package. The 2026 PRSU award program consists of the following components:
•
Target Value — the Compensation Committee established the target value for the PRSU awards as a supplement to the target AIP bonus level. The PRSU awards express the target number of shares that the participant will earn at the end of the performance period derived from the stock price at market close on the applicable date prior to the grant of the award. The Compensation Committee determined to continue its practices of granting PRSUs to our CEO and calibrated the target for 2026 to help ensure that a meaningful amount of his compensation is ‘at-risk’ and is tied to long-term performance.

•
Performance Period and Vesting (New for 2026) — for the 2026 PRSUs, the Compensation Committee determined to evaluate the earnout based on a three-year performance period. In light of stockholder feedback received through our robust engagement process, the Compensation Committee determined to lengthen the performance period to a three-year period, which the Compensation Committee believes more appropriately captures the Company’s progress against medium-term goals, reflects the typical credit cycle, and aligns more closely with industry practice and our stockholders’ expectations. The PRSU awards cliff vest at the time that the Compensation Committee evaluates the earnout of the award at the end of the three-year performance period (i.e., the Compensation Committee will evaluate the number of shares earned on the 2026 PRSUs following the completion of the 2028 calendar year, with the shares vesting following such determination). The Compensation Committee expects to continue its practice of granting PRSUs to the CEO on an annual, rolling basis, such that the CEO will receive new three-year PRSU awards each year.

•
Performance Measures and Weighting (New for 2026) — The Compensation Committee determined to use performance measures that more closely align to stockholder value creation over the course of the performance period. The Compensation Committee removed and replaced the qualitative Risk, Regulatory and Control aspect of the PRSU program in favor of pre-established financial measures tied directly to long-term stockholder value creation. The removal of the Risk, Regulatory and Control component of the long-term incentive program also addresses stockholder feedback regarding ambiguity and overlap with measures used in the annual incentive program. The specific measures included in the 2026 PRSU awards, as well as their respective weights are:

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Compensation Discussion and Analysis

Measure	Description/Rationale
Return on Average Tangible Common Equity (60%)
•
As discussed, our ROATCE performance is an important measurement of management’s effectiveness in generating earnings for common stockholders. The inclusion of this measure is intended to incentivize management to efficiently allocate capital in a manner that supports business growth and enhances the value of the Company for our stockholders.

•
The 2025 PRSU awards include ROATCE on a relative basis. The Compensation Committee determined that the absolute ROATCE figure is a preferrable measure of performance over a long-term performance period as it mitigates the potential for idiosyncratic or company specific outcomes in the peer group (e.g., mergers and acquisitions, capital actions, etc.) having an outsized influence or skewing the results over the performance cycle. Moreover, using an absolute figure simplifies the long-term incentive program and eliminates the inherent challenges in establishing a fair and comparable peer group.

•
The ROATCE target ties directly to the Company’s strategic outlook and three-year plan as approved by the Board in January 2026.

Tangible Book Value Per Share Growth (40%)
•
Many stockholders confirmed the importance of TBV growth as a measure for evaluating a financial institution’s performance over the long-term. This measure captures management’s ability to compound real equity over time, and sustained TBV growth requires strong core earnings, prudent balance sheet management and appropriate capital deployment. The measure therefore provides a holistic way to assess management’s effectiveness and the Company’s ability to create value for stockholders over the long-term.

•
The Compensation Committee established the TBV Growth target based on the Company’s strategic outlook and three-year plan, including anticipated capital actions over the performance period, as well as historical TBV performance.

For 2026 PRSU awards, the earnout for each performance measure will be determined based on the CEO’s actual achievement level between the threshold, target, and maximum performance goal, with a potential earnout between 50% and 200% for threshold and maximum performance, respectively. Failure to achieve the threshold on either performance measure would result in no payout for that measure. The Compensation Committee believes that this new feature further aligns our CEO’s interests with those of our stockholders by incentivizing outperformance in the creation of long term value.
Determination to Include TBV Growth in the PRSU Award Program

In response to stockholder feedback, the Compensation Committee committed to including TBV growth as a performance measure for the long-term incentive awards to support greater alignment with stockholder interests over the performance period. The Compensation Committee considered a range of alternative metrics, including TSR, in evaluating adjustments to the 2026 PRSU award program. The determination to include TBV growth and forgo TSR was based on a number of factors, including:
•
The frequency with which the measure was cited by investors who expressed a preference for the inclusion of specific metrics in the compensation program.

•
The fact that stockholders expressed mixed views on the use of TSR in the long-term incentive program. While several investors advocated for meaningfully weighting relative TSR in the PRSU program (or at least referencing TSR as a modifier to the earnout at the end of the performance period), other stockholders noted skepticism about TSR, or preferred that we use fundamental drivers of value creation in our program.

•
The Compensation Committee’s belief that TSR is heavily affected by market sentiment, interest-rate cycles and macroeconomic factors outside of executives’ control. The Compensation Committee noted that the Company is a small cap company and our stock price is more exposed to volatility from market factors and sentiment unrelated to the business’s underlying performance. For example, the Company has relatively recent experience with material fluctuations in its stock price without any connection to Company specific information or events, including during the market disruption from the regional bank crisis of 2023. During the period, the Company experienced outsized stock price pressure for a period of time owing to the failure of other banks in the Company’s market, despite the Company’s solid core performance during and throughout the period.

•
The Compensation Committee’s belief that TBV growth is consistent with, and better captures, the Company’s risk and regulatory objectives. TBV growth emphasizes management’s ability to build capital and loss-absorbing equity through prudent capital allocation and risk management. The Compensation Committee expressed concern that TSR-based metrics

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may incentivize management to pursue riskier strategies like aggressive share repurchases which could deteriorate the Company’s capital position and the quality of its balance sheet in the long run.
•
The Compensation Committee’s evaluation of peer practice and alternative approaches in the industry.

Additional Compensation Elements
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
The Company maintains employment agreements with Mr. DeFazio and Mr. Lublin and change in control agreements with Ms. Capra, Mr. Rosenberg and Mr. Dougherty. The employment agreements set forth Mr. DeFazio and Mr. Lublin’s base salary and employee benefits, as well as providing them with the opportunity to receive certain post-employment payments and benefits, including acceleration of equity awards in the case of certain involuntary terminations of employment without cause or resignations for good reason. The employment agreements also prohibit them from recruiting or soliciting our employees or customers or disclosing our confidential information or business practices. The change in control arrangements provide Ms. Capra, Mr. Rosenberg and Mr. Dougherty with the opportunity to receive certain post-employment payments and benefits in the case of certain qualifying terminations of employments following a change in control of the Company or Bank. Additional information on the terms and provisions of the agreements and arrangements can be found in the Compensation Matters section of this Proxy Statement starting on page 69.
EXECUTIVE PERQUISITES
Our NEOs do not receive indirect compensation in the form of perquisites other than certain executive long-term disability insurance benefits. In addition, our CEO received certain transportation benefits in 2025 beyond the commuter benefits available to all full-time employees. These benefits are reported below in the “Summary Compensation Table” starting on page 69.
BROAD-BASED BENEFITS PROGRAMS
Our NEOs participate in the benefit programs that are available to all full-time employees, as described in the Board’s Role in Human Capital Management and Oversight section starting on page 21 above.
Compensation Determination Process
ROLE OF COMPENSATION COMMITTEE
The Compensation Committee is comprised entirely of independent directors, and, as discussed above, is responsible for the creation, implementation, and administration of the overall compensation program for the CEO and other executive officers. The Compensation Committee takes into consideration the recommendations of the CEO for all other executive officers, as well as considering and making recommendations concerning compensation, benefit plans, and implementation of sound personnel policies and practices Company-wide. The Compensation Committee reviews, evaluates and recommends to the full Board the amount of and composition of the compensation of the CEO and our non-CEO executive officers, including annual base pay, incentive compensation and/or equity grants. The full Board has ultimate responsibility for approving the compensation of our CEO and our non-CEO executive officers, after considering the recommendation from the Compensation Committee.
The Compensation Committee’s process for determining executive compensation outcomes for the 2025 performance year is described in detail in 2025 Performance Assessment and Compensation Determination Process starting on page 46 above. For more information about the composition and scope of responsibilities of the Compensation Committee, see the “Board Meetings and Committee Information” section starting on page 23 of this Proxy Statement.
ANALYSIS OF COMPENSATION RISK
In setting compensation, the Compensation Committee considers the risks to the Company and its stockholders that may be inherent in the compensation program and to achievement of the Company’s strategic and business goals. Moreover, the Compensation Committee embeds risk management and control-related objectives into each executive’s scorecard to help ensure that the Compensation Committee has an opportunity to evaluate each executive and tie compensation outcomes to such executive’s advancement of the Company’s risk-related priorities. Based on its review, the Compensation Committee

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Compensation Discussion and Analysis

believes the Company’s compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee’s review also considered the Company’s internal controls, policies, and risk-mitigating components in the Company’s incentive arrangements currently in place.
ROLE OF COMPENSATION CONSULTANT; INDEPENDENCE
The Compensation Committee continued to retain the services of FW Cook in 2025 to provide executive compensation consulting services. FW Cook helped facilitate the executive officer compensation process, including the annual review and update of the compensation peer group for comparing our executive officer’s compensation to the market, and FW Cook assisted in the preparation of certain proxy statement disclosures. Throughout the year, FW Cook attends certain meetings of the Compensation Committee. They also provide input on meeting materials and advise on other matters considered by the Compensation Committee. FW Cook reported directly to the Compensation Committee, who has the authority, in its sole discretion, to retain any adviser to assist in the performance of its duties or to terminate any advisor to the Compensation Committee. The Compensation Committee annually reviews the independence of its compensation consultant. FW Cook maintains, and has provided to the Compensation Committee, a written policy designed to avoid and address potential conflicts of interest. After taking into account the factors set forth in the SEC and NYSE rules, the Compensation Committee determined that FW Cook is independent and that there is no conflict of interest resulting from the FW Cook relationship with the Company in 2025.
ROLE OF MANAGEMENT
Management assists the Compensation Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. The CEO and other executive officers may participate in Compensation Committee meetings to provide background information and other requested items but are not present during the approval/recommendation or discussions of their own performance or compensation. The CEO provides recommendations to the Compensation Committee for the other NEOs regarding compensation, performance goals, and other employment-related matters, such as hiring, promotions, terminations and severance payments. The Compensation Committee considers the CEO’s recommendations but retains authority to approve or recommend to the Board compensation decisions for approval.
Other Compensation Considerations
ANTI-HEDGING AND PLEDGING POLICIES
The Company’s Insider Trading Policy and Corporate Governance Guidelines each include a prohibition on hedging by its directors, and executive officers and employees, even when permitted by law, to further align the Company’s executives, directors and employees with stockholder interests. Moreover, directors and executive officers are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan without express approval of the Board. The Company’s Insider Trading Policy and Corporate Governance Guidelines each prohibit the Company’s directors, executive officers and employees from engaging in speculative transactions in derivatives of the Company’s securities, such as puts, calls, options (other than those granted under the Company’s benefit plans) or other derivatives. Transactions that are otherwise designed to hedge or offset the economic risk of owning shares of Company common stock are also prohibited.
INSIDER TRADING POLICY
The Company has policies and procedures in place that it believes are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the NYSE listing standards. The Company’s Insider Trading Policy prohibits any director, executive officer or employee who is aware of material nonpublic information relating to the Company from, directly or through family members or other persons or entities, (i) buying or selling securities of the Company (other than pursuant to a pre-approved trading plan that complies with SEC Rule 10b5-1), or engaging in any other action to take personal advantage of that information or (ii) passing that information on to others outside the Company, including family and friends. The Company also establishes blackout periods prior to the release of quarterly earnings or other material information, in accordance with its Insider Trading Policy. In addition, the Company’s Insider Trading Policy provides that no director, officer or other employee of the Company who, in the course of working for the Company, learns of material nonpublic information about a company with which the Company does business, including a customer or supplier of the Company, may trade in that company’s securities until the information becomes public or is no longer material. The Company’s Insider Trading Policy also prohibits, among other things in addition to the transactions noted above, short-term trading of the Company’s securities and short sales of the Company’s securities.

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CLAWBACK POLICY AND FORFEITURE PROVISIONS
As discussed above, the Compensation Committee continually evaluates the Company’s compensation program and practices with a view to further align the program with the Compensation Committee’s compensation philosophy. As part of the review, the Compensation Committee evaluated the Company’s clawback and forfeiture provisions based on developing market practice and stockholder feedback, including in connection with the Company’s investor outreach efforts during both the Spring and Fall of 2025. Accordingly, the Compensation Committee determined to expand the scope of the Company’s Incentive Compensation Recoupment Policy beyond what was required by regulation, commonly referred to as a “clawback policy,” to provide the Company the ability to recoup equity incentive awards from executives for certain forms of misconduct. Prior to the adjustment to the clawback policy approved by the Compensation Committee, the clawback policy only applied to accounting restatements, consistent with the requirements of the SEC rule adopted in October 2022 to implement Section 954 of the Dodd Frank Act and the related NYSE listing standard. In addition to the Company’s clawback policy, the RSU and PRSU award agreements contain certain forfeiture provisions that apply in the event an executive is terminated for cause or otherwise separates from the Company. The following table provides a summary of the Company’s clawback and forfeiture provisions applicable to our executive officers.
Clawback/Forfeiture Trigger	Clawback/Forfeiture Provision

Clawback Policy
Incentive-based compensation received during the three prior fiscal years is subject to recovery in the event (i) of an accounting restatement or (ii) an executive is determined to have engaged in certain forms of corporate misconduct (e.g., breach of fiduciary duty, causing significant harm to the Company’s reputation, etc.)

•
Restatement: The Company must claw back awarded incentive-based compensation in excess of the amount the executive would have received had the award been determined on the restated financial measure(s)

•
Misconduct: The Company may claw back all or a portion of the executive’s incentive-based compensation. The Compensation Committee may determine that any unpaid or unvested incentive-based compensation is forfeited in connection with the misconduct.

Equity Plan
Equity awards are subject to forfeiture in the event an employee is terminated for cause (e.g., personal dishonesty, breaches of the Company’s Code of Ethics, etc.) or, subject to certain exceptions (e.g., disability, retirement, etc.), if the employee leaves the Company for any reason.
• RSUs: All unvested RSUs are deemed expired and forfeited. • PRSUs: All unvested PRSUs are deemed expired and forfeited.

Employment Agreements
Executives terminated for cause (e.g., self-dealing, fraud, etc.) forfeit their rights to equity awards they would have been entitled to if they had been terminated for another reason (except as otherwise required by law).

•
Following a termination for cause, an executive does not have the right to receive any compensation or benefits for any period after the date of their termination, including compensation or benefits that they would otherwise have been entitled to receive after a termination under another provision of their employment agreement.

STOCK OWNERSHIP REQUIREMENTS FOR EXECUTIVE OFFICERS
The Company maintains, and the Compensation Committee regularly reviews, the Stock Ownership Requirements for Executive Officers. The Compensation Committee believes that a robust Stock Ownership Requirement for Executive Officers encourages executives to maintain an equity interest in the Company at a level sufficient to assure our executive officers remain committed to value creation while satisfying the executive officers’ need for portfolio diversification.
The current stock ownership targets are as follows:
•
CEO: 6x annual base salary

•
Other NEOs: 3x annual base salary

•
Other executive officers that are not NEOs: 1x annual base salary

Shares of common stock that are beneficially owned (including shares held by an executive officer’s immediate family members or held in trust) will be counted towards meeting this goal. Restricted shares and restricted stock units that remain subject to achievement of performance goals and shares underlying outstanding stock options or otherwise subject to a right to acquire will not be included in calculating ownership under these guidelines. NEOs are expected to meet the requirements

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of the Stock Ownership Requirements for Executive Officers within five years from 2023 (the year the Compensation Committee adopted these guidelines) or his/her initial appointment, whichever is later. The number of shares of Company common stock owned by each NEO is provided in the “Stock Ownership” section on page 88 of this Proxy Statement. Each of our executive officers currently complies with the guidelines.
COMPENSATION POLICY RISK ASSESSMENT
The Compensation Committee reviews the compensation of our NEOs, as well as the overall compensation practices for the organization. Performance incentive programs are reviewed and approved by the Compensation Committee, with the exception of our NEOs, whose compensation is reviewed by the Compensation Committee and subsequently presented to our full Board for approval. An important aspect of the review is an assessment of whether the programs encourage our NEOs or any other employee of the Company to take unacceptable risk, in the short or long term. The Compensation Committee believes that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business or operations.
TAX DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION
Under Section 162(m) of the Internal Revenue Code of 1986, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017 (the “Tax Act”), publicly traded companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each “covered employee,” defined as the public company’s principal executive officer, principal financial officer, and three additional highest compensated officers during any taxable year of the company beginning after December 31, 2017. For tax years prior to January 1, 2018, compensation that was considered “qualified performance-based compensation” was exempt from this limit. The Tax Act provides “grandfathered” treatment for certain compensation in excess of the $1 million deductibility limitation, including compensation that is “qualified performance-based compensation” within the meaning of Section 162(m) prior to the Tax Act, if payable pursuant to a written binding contract in effect as of November 2, 2017 that is not modified in any material respect thereafter. Now that the qualified performance-based compensation exception is generally no longer available, the Compensation Committee may determine to award compensation that exceeds the deductibility limit under Section 162(m) or otherwise pay non-deductible compensation when it believes that other considerations outweigh the tax deductibility of compensation.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of our Compensation Committee was or was previously an officer or employee of the Company or the Bank as of December 31, 2025. As discussed in the Board Meetings and Committee Information section of this proxy statement, Mr. Fabiano was appointed by the Board, on recommendation of the CG&N Committee, to serve on the Compensation Committee effective January 1, 2026. Mr. Fabiano, the independent Chair of the Board, served as the Company’s Executive Vice President and Chief Financial Officer from 2018 until September 2020.
In addition, none of our executive officers serve or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any company or other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee of the Board

GEORGE J. WOLF, JR. (Chair)	ANTHONY FABIANO	DAVID J. GOLD	HARVEY M. GUTMAN	ROBERT C. PATENT

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Compensation Matters
Summary Compensation Table
The following table sets forth certain information as to the total compensation paid to the Company’s NEOs for the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023. In accordance with SEC rules, the total compensation paid to the Company’s NEOs reflects the value of equity-based awards for the year they are granted (as opposed to the performance year to which they are earned). A summary of the Compensation Committee’s decisions on the compensation awarded to our NEOs for 2025 performance can be found in the Compensation Discussion & Analysis section of this Proxy Statement, which begins on page 33.
Name and principal position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Mark R. DeFazio President and CEO	2025	1,000,000	2,549,972	1,200,000	34,713	4,784,685
	2024	1,000,000	3,499,968	1,100,000	34,024	5,633,992
	2023	980,000	1,500,000	500,000	26,460	3,006,460
Scott Lublin EVP and Chief Lending Officer	2025	531,434	1,383,201	162,752	19,252	2,096,639
	2024	510,994	1,460,614	127,749	17,866	2,117,223
	2023	491,341	531,498	153,544	11,460	1,187,843
Daniel Dougherty EVP and Chief Financial Officer	2025	500,000	356,236	164,062	18,298	1,038,596
	2024	400,000	225,000	118,750	17,224	760,974
	2023	400,000	100,000	75,000	11,460	586,460
Laura Capra EVP and Head of Retail Banking	2025	427,867	317,023	139,057	18,116	902,063
	2024	407,492	349,279	105,693	17,713	880,177
	2023	388,088	370,829	116,426	11,460	886,803
Nick Rosenberg EVP and Head of Global Payments	2025	450,935	325,193	126,826	16,463	919,417
	2024	433,591	320,504	108,398	15,979	878,472
	2023	416,915	409,831	106,835	11,460	945,041

(1)
Amounts in this column represent the aggregate grant date fair value of stock awards granted during the year indicated with respect to performance during the prior year. For example, the stock awards granted to the NEOs in 2025 were for the 2024 performance year. The NEOs were also granted stock awards in 2026 for the 2025 performance year, which are not shown in the table above. The grant date fair values are calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions for these grants, see Note 13 (Stock Compensation Plan) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2025.

(2)
For 2025, the amounts set forth in the All Other Compensation column from the table above includes the following items:

Name	Life Insurance Premiums ($)	Transportation ($)	401(k) Employer Contribution ($)	Executive Supplemental Life and Disability Insurance Premiums ($)	Total ($)
Mark R. DeFazio	$720	$17,476	$10,500	$6,017	$34,713
Scott Lublin	$720	$780	$10,500	$5,956	$17,956
Daniel Dougherty	$720	$780	$10,500	$5,314	$17,314
Laura Capra	$720	$780	$10,500	$5,803	$17,803
Nick Rosenberg	$720	$780	$10,500	$4,069	$16,069

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EMPLOYMENT AGREEMENTS
The Company and the Bank have entered into an employment agreement with each of Messrs. DeFazio and Lublin. The employment agreements are substantially similar. Each employment agreement has an initial term of three years and automatically renews daily so that the remaining term will always be three years, unless a notice is provided to the executive that the agreement will not renew. These employment agreements set forth a base salary and provide for participation in bonus programs, benefit plans applicable to executive officers and automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive unearned compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or if the executive resigns for good reason (as defined in the agreement) during the term of the agreement, then the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such termination occurred. Section 409A of the Internal Revenue Code 1986, as amended, (the “Internal Revenue Code”) may require that a portion of the above payments cannot be made until six months after termination of employment. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
In the event of a change in control of the Company or the Bank, the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such change in control occurred. In addition, in the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) in connection with or following a change in control, the executive would become fully vested in any outstanding unvested equity or equity-based awards. Section 4999 of the Internal Revenue Code imposes a 20% excise tax on certain “excess parachute payments” made to “disqualified individuals” (as defined in the Internal Revenue Code) in connection with a change in control. Under Section 280G of the Internal Revenue Code, such “excess parachute payments” are also non-deductible to the Company. If payments that are contingent on a change in control to a disqualified individual (which includes the NEOs) exceed three times the individual’s “base amount” (as defined in the Internal Revenue Code), then the amount by which such amount exceeds one times the individual’s “base amount” will be deemed an “excess parachute payment.” Pursuant to his employment agreement, the Company will reimburse Mr. DeFazio for the amount of the excise tax, if any, and make an additional gross-up payment so that, after the payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, Mr. DeFazio would retain approximately the same net after-tax amounts under his employment agreement that he would have retained if there was no excise tax. Neither the Company nor the Bank is permitted to claim a federal income tax deduction for the portion of the change of control payment that constitutes an excess parachute payment, the excise tax reimbursement payment or the gross-up payment. Any payments made to Mr. Lublin will be reduced by the minimum dollar amount necessary to avoid exceeding three times his base amount.
In the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio will receive benefits under any short-term or long-term disability plans maintained by the Bank. In the event of a short-term disability, Mr. DeFazio will pay to the Company any amounts he receives as short-term disability payments from the short-term disability insurance policy and the Company will continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio will pay to the Company any amounts he receives as long-term disability payments from the long-term disability insurance policy and the Company will continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of 30 days. Within 30 days of the date of such disability, Mr. DeFazio would be entitled to a cash lump sum payment equal to three times his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately before the year in which such disability occurred. In addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards. If Mr. Lublin suffers a disability, his obligations to perform services under his employment agreement would terminate and he would receive benefits under any disability program sponsored by the Bank and become fully vested in any of his outstanding unvested equity or equity-related awards (including any performance-based restricted stock awards).
In the event of the executive’s death, the executive’s estate will be entitled to a lump sum cash payment, within 30 days of the date of death, equal to the amount of earned but unpaid base salary and benefits, three times (one time for Mr. Lublin) the executive’s base salary and an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such death occurred. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.

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Upon the voluntary termination of the executive’s employment without good reason, each executive would be subject to certain restrictions on his ability to solicit employees of the Company and the Bank for a period of one year following the date of termination of employment. Additionally, Mr. Lublin is also subject to certain restrictions on his ability to solicit customers of the Company and the Bank and for a period of one year following the date of termination of employment.
CHANGE IN CONTROL AGREEMENTS
The Company and the Bank have entered into a change in control agreement with each of Ms. Capra and Messrs. Dougherty and Rosenberg. During the term of the agreement, if the executive terminates his or her employment for good reason (as such term is defined in the agreement) or the Company terminates his or her employment for a reason other than for cause (as such term is defined in the agreement) on or after a change in control (as defined in the agreement), then Mr. Rosenberg will receive a lump sum severance payment equal to two times (one times for Mr. Dougherty and Ms. Capra) base salary, and, for Mr. Rosenberg only, Mr. Rosenberg will also receive a lump sum severance payment equal to two times the highest rate of bonus earned by Mr. Rosenberg in any one of the three calendar years immediately preceding the year in which the termination of employment occurs. Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.
AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN, AS AMENDED
The Company’s stockholders approved the Equity Plan to provide officers, employees and directors of the Company and its affiliates with additional incentives to promote the growth and performance of the Company. Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance to participants of up to 1,466,000 shares of the Company’s common stock in the form of grants of restricted stock, restricted stock units and stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance metrics, or a combination of each. Only awards that are forfeited, expired or settled in cash are available for reissuance under the Equity Plan. Under the Equity Plan, the aggregate grant date fair value of all awards granted to any non-employee director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, may not exceed $800,000 (or $950,000 in the case of the Chair of the Board).
The Equity Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Plan; and interpret the Equity Plan.
The exercise price of stock options granted under the Equity Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. All restricted stock awards, restricted stock units and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in each recipient’s award agreement.
AMENDED AND RESTATED EXECUTIVE ANNUAL INCENTIVE PLAN
The AIP provides annual bonuses to key management personnel for their contributions to achieving strategic organizational objectives of the Company and the Bank. Bonuses under the plan are determined based on Company-wide performance measurements. Information about the annual bonuses paid to the NEOs for the 2025 fiscal year are described under “Compensation Discussion and Analysis — 2025 Incentive Compensation Determinations.” At the end of each fiscal year, the Compensation Committee will calculate the amount of the award. Bonuses, if any, will be paid within two-and-a-half months of the close of the fiscal year end in cash, restricted stock awards, restricted stock units or in a combination of cash, restricted stock awards and restricted stock units.

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Grant of Plan-Based Awards
The following table sets forth information on plan-based awards made to the NEOs in 2025:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)
Mark R. DeFazio	PRSU	3/26/2025	—	—	—	—	—	—	35,205	1,999,996
	RSU	3/1/2025	—	—	—	—	—	—	9,453	549,976
	AIP		750,000	1,500,000	2,250,000	—	—	—	—	—
Scott Lublin	PRSU	3/26/2025	—	—	—	—	—	—	17,602	999,970
	RSU	3/1/2025	—	—	—	—	—	—	6,587	383,232
	AIP		252,431	531,434	783,866	—	—	—	—	—
Daniel Dougherty	RSU	3/1/2025	—	—	—	—	—	—	6,123	356,236
	AIP		250,000	500,000	750,000	—	—	—	—	—
Laura Capra	RSU	3/1/2025	—	—	—	—	—	—	5,449	317,023
	AIP		192,540	427,866	620,407	—	—	—	—	—
Nick Rosenberg	RSU	3/1/2025	—	—	—	—	—	—	5,589	325,168
	AIP		225,468	450,935	676,403	—	—	—	—	—

(1)
The amounts in these columns represent the threshold, target and maximum amounts of potential cash incentive payments that may be earned under the AIP as established by the Compensation Committee. The AIP and awards are described under “Compensation Discussion and Analysis — 2025 Incentive Compensation Determinations.” The actual amounts earned by each executive, and which were paid in a mix of cash and restricted stock units, are disclosed in the Summary Compensation Table.

(2)
The amounts in these columns represent the target number of shares that may be earned with respect to PRSUs granted in 2025. These awards are described under “Compensation Discussion and Analysis — 2025 Incentive Compensation Determinations.”

(3)
The amounts reported are the aggregate grant date fair value of restricted stock units and PRSU awards computed in accordance with FASB ASC Topic 718. Refer to note (1) in the Summary Compensation Table for additional detail on the grant date fair value of awards. Details regarding outstanding stock awards can be found in the Outstanding Equity Awards at Fiscal Year-End table.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   72

Compensation Matters

Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning unexercised stock options and unvested restricted stock awards for each NEO as of December 31, 2025.
	Option Awards					Stock Awards
	Option Award Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Stock Award Grant Date	Number of shares or units of stock that have not vested	Fair value of shares or units of stock that have not vested(1) ($)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1) ($)
Mark R. DeFazio	—	—	—	—	—	3/26/2025	—	—	35,205(2)	2,688,254
	—	—	—	—	—	3/1/2025	9,453(6)	721,831	—	—
	—	—	—	—	—	5/30/2024	16,280(5)	1,243,141	—	—
	—	—	—	—	—	3/1/2024	8,104(4)	618,821	—	—
	—	—	—	—	—	3/1/2023	2,977(3)	227,324	—	—
Scott Lublin	—	—	—	—	—	3/26/2025	—	—	17,602(2)	1,344,089
	—	—	—	—	—	3/1/2025	6,587(6)	502,983	—	—
	—	—	—	—	—	5/30/2024	4,884(5)	372,942	—	—
	—	—	—	—	—	3/1/2024	7,466(4)	570,104	—	—
	—	—	—	—	—	3/1/2023	3,164(3)	241,603	—	—
Daniel Dougherty	—	—	—	—	—	3/1/2025	6,123(6)	467,552	—	—
	—	—	—	—	—	3/1/2024	3,646(4)	278,409	—	—
	—	—	—	—	—	3/1/2023	595(3)	45,434	—	—
Laura Capra	—	—	—	—	—	3/1/2025	5,449(6)	416,086	—	—
	—	—	—	—	—	3/1/2024	5,661(5)	432,274	—	—
	—	—	—	—	—	3/1/2023	2,208(3)	168,603	—	—
Nick Rosenberg	—	—	—	—	—	3/1/2025	5,589(6)	426,776	—	—
	—	—	—	—	—	3/1/2024	5,194(4)	396,614	—	—
	—	—	—	—	—	3/1/2023	2,440(3)	186,318	—	—

(1)
Based on the $76.36 per share trading price of the Company’s common stock on December 31, 2025.

(2)
Vest in three equal annual installments beginning on March 26, 2026.

(3)
Vest in three equal annual installments beginning on March 1, 2024.

(4)
Vest in three equal annual installments beginning on March 1, 2025.

(5)
Vest in three equal annual installments beginning on June 1, 2025.

(6)
Vest in three equal annual installments beginning on March 1, 2026.

73   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Matters

Option Exercises and Stock Vested Table
The following table provides information for each of our NEOs regarding the exercise of stock options and the vesting of stock awards during 2025, value realized upon the exercise of stock options and the vesting of stock awards is based on the market price of company stock on the applicable exercise or vesting date.
	Options Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)
Mark R. DeFazio	—	—	41,121	2,519,456
Scott Lublin	—	—	10,733	658,949
Daniel Dougherty	—	—	2,419	146,180
Laura Capra	—	—	6,244	377,325
Nick Rosenberg	—	—	6,473	391,163

(1)
Includes the gross number of restricted stock units that vested or were settled and paid in 2025, and includes any amounts that were withheld for applicable taxes.

We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.
Securities Authorized for Issuance under Equity Compensation Plans
As of December 31, 2025, the Company had the following equity awards outstanding and shares remaining available for issuance under its equity compensation plans:
Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted-Average Exercise Price of Outstanding Options and Restricted Stock Units	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved By Security Holders	261,475	$55.27	901,282
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	261,475	$55.27	901,282

(1)
Excluding number of securities to be issued upon exercise of outstanding options and restricted stock units.

Pension Benefits
This Proxy Statement does not contain a pension benefits table since the Company did not maintain a defined benefit pension plan as of December 31, 2025.
Nonqualified Deferred Compensation
This Proxy Statement does not contain a nonqualified deferred compensation table since the Company did not maintain a nonqualified deferred compensation plan as of December 31, 2025.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   74

Compensation Matters

Potential Payments Upon Termination or Change-in-Control
The following table summarizes the estimated payments that would be made to the NEOs upon termination of employment as of December 31, 2025, pursuant to each executive’s employment agreement, change in control agreement and equity awards. The amounts shown do not include the executive’s vested account balance in the Company’s 401(k) Plan. The amounts shown relating to unvested restricted stock awards, unvested restricted stock units and unvested performance-based restricted stock units are based on the fair market value of the Company’s common stock on December 31, 2025, which was $76.36. The actual amounts to be paid to an executive can only be determined at the time of such executive’s separation from service with the Company.
The following table provides the estimated amount of compensation payable to our NEOs for each of the termination events listed below.
Name	Compensation Element	Termination for Cause(1) ($)	Termination Without Cause or for Good Reason(2)(7) ($)	Payments Due Upon Change in Control(3)(7) ($)	Disability(4) ($)	Death(5) ($)
Mark R. DeFazio	Cash Severance	—	4,200,000	4,200,000	4,200,000	4,200,000
	Restricted Stock Vesting(6)	—	5,499,371	5,499,371	5,499,371	5,499,371
Scott Lublin	Cash Severance	—	1,190,617	1,190,617	531,434	531,434
	Restricted Stock Vesting(6)	—	3,031,721	3,031,721	3,031,721	3,031,721
Daniel Dougherty	Cash Severance	—	500,000	500,000	500,000	500,000
	Restricted Stock Vesting(6)	—	791,395	791,395	791,395	791,395
Laura Capra	Cash Severance	—	427,492	427,492	427,492	427,492
	Restricted Stock Vesting(6)	—	1,016,962	1,016,962	1,016,962	1,016,962
Nick Rosenberg	Cash Severance	—	1,038,481	1,038,481	1,038,481	1,038,481
	Restricted Stock Vesting(6)	—	1,006,272	1,006,272	1,006,272	1,006,272

(1)
Upon a termination for “cause” (as defined in the applicable agreements), the executive will have no right to receive compensation or other benefits under the employment agreement. In addition, the executive will forfeit all non-vested restricted stock unit awards.

(2)
Under Mr. DeFazio and Mr. Lublin’s employment agreement, respectively, upon an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for “good reason” (as defined in the employment agreement): (i) Mr. DeFazio (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination, and (ii) Mr. Lublin (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to two (2) times the executive’s base salary. If the executive is a “specified employee” (as defined in Section 409A of the Code), the amounts payable under the employment agreement may be paid on the first day of the seventh month following the executive’s separation from service. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that in the event of an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason, the executive shall become immediately vested in any outstanding unvested equity or equity-based awards.

(3)
Under Mr. DeFazio’s employment agreement, upon the occurrence of a change in control, Mr. DeFazio (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination. Under Mr. Lublin’s employment agreement, upon an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason in connection with or following a change in control, Mr. Lublin (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to two (2) times the executive’s base salary. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that in the event of an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason in connection with or following a change in control, the executive shall become immediately vested in any outstanding unvested equity or equity-based awards. Mr. DeFazio would also be entitled to receive a tax indemnification payment if payments under the employment agreement trigger liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.” Because the estimated payments to Mr. DeFazio are not expected to trigger liability under Section 280G of the Code, no tax indemnification payment is reflected in the above table. The employment agreement entered into with Mr. Lublin provides that the change in control severance payment will be reduced by the minimum dollar amount necessary to avoid an excess parachute payment. The above table discloses the full amount of Mr. Lublin’s severance payment, and it is possible that the payment amount would be required to be reduced to avoid liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.”

(4)
Under Mr. DeFazio’s employment agreement, in the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio will receive benefits under any short-term or long-term disability plans maintained by the Bank. In the event of a short-term disability, Mr. DeFazio will pay to the Company any amounts he receives as short-term disability payments from the short-term disability insurance

75   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Compensation Matters

policy and the Company will continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio will pay to the Company any amounts he receives as long-term disability payments from the long-term disability insurance policy and the Company will continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of 30 days. Within 30 days of the date of such disability, Mr. DeFazio would be entitled to: (x) a cash lump sum payment equal to three times his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately before the year in which such disability occurred, (y) in addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards, and these amounts are shown in the above table. Under Mr. Lublin’s employment agreement, in the event of a disability, Mr. Lublin would be entitled to: a cash lump sum payment equal to one times his base salary and Mr. Lublin would become fully vested in any outstanding unvested equity awards, and these amounts are shown in the above table. Under Mr. Dougherty and Ms. Capra’s employment agreement, respectively, in the event of a disability, the executive would be entitled to a cash lump sum payment equal to one times their base salary. Under Mr. Rosenberg’s employment agreement, in the event of a disability, the executive would be entitled to a cash lump sum payment equal to two times his base salary.
(5)
Under Mr. DeFazio’s employment agreement, upon death, the executive’s beneficiary would be entitled to receive a payment equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination. Under Mr. Lublin’s employment agreement, upon death, the executive’s beneficiary would be entitled to receive a payment equal to one (1) time the executive’s base salary. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that upon death, both executives shall become immediately vested in any outstanding unvested equity or equity-based awards. Under Mr. Rosenberg’s employment agreement, upon death subsequent to a change in control or termination of employment (as such terms are defined in the agreement), the executive’s beneficiary would be entitled to receive payment equal to two times the executive’s base salary. Under Mr. Dougherty and Ms. Capra’s employment agreement, respectively, upon death (subsequent to a change in control or termination of employment (as such terms are defined in the agreement), the executive’s beneficiary would be entitled to receive payment equal to one times the executive’s base salary.

(6)
The amount shown reflects the value of non-vested restricted stock awards, restricted stock units and performance shares that become vested.

(7)
Messrs. Dougherty and Rosenberg’s change in control agreements provide that if the executive terminates his employment for good reason (as such term is defined in the agreement) or the Company terminates his employment for a reason other than for cause (as such term is defined in the agreement) on or after a change in control (as defined in the agreement) and during the term of the agreement, then: (a) Mr. Rosenberg will receive a lump sum severance payment equal to two times the greater of his base salary as of the date of termination or the base salary in effect immediately prior to the date of a change in control and two times the highest rate of bonus earned by Mr. Rosenberg in any one of the three calendar years immediately preceding the year in which the termination of employment occurs, and (b) Mr. Dougherty will receive a cash severance amount equal to one times the greater of the executive’s base salary in effect as of the date of termination or the base salary in effect immediately prior to the date of a change in control, payable by lump sum. Notwithstanding the foregoing, the payments required under the change in control agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code. The above table discloses the full amount of the payment, and it is possible that the payment amount would be required to be reduced to avoid liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.” Ms. Capra’s change in control agreement provides that if the executive terminates employment in a qualifying termination (as such term is defined in the agreement), within twelve (12) months following a change in control for reasons other than good cause, the executive will be entitled to a payment equal to the executive’s annual base cash compensation.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   76

CEO Pay Ratio
As required by applicable SEC rules, the Company is providing the following information about the relationship of the annual total compensation of the Company’s median employee to the annual total compensation of Mr. DeFazio, the Company’s Chief Executive Officer and President. For 2025, the Company’s last completed fiscal year:
•
the annual total compensation of the Company’s median employee was $134,283; and

•
the annual total compensation of the CEO as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $4,784,685.

Based on this information, for 2025 the CEO’s annual total compensation was approximately 36 times that of the annual total compensation of the Company’s median employee.
The Company took the following steps to identify its median employee, as well as to determine the annual total compensation of the Company’s median employee and its CEO.
1.
The Company determined that, as of December 31, 2025 (“Determination Date”) its employee population consisted of 328 individuals (326 full-time employees and 2 part-time employees).

2.
To identify the “median employee” from its employee population, the Company used the amount of  “gross wages” for the identified employees as reflected in the Company’s payroll records for the period in the fiscal year through the Determination Date. For gross wages, the Company generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. The Company did not use any statistical sampling techniques.

3.
For the annual total compensation of the Company’s median employee, the Company identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of  $134,283.

4.
For the annual total compensation of the CEO (inclusive solely of compensation paid or awarded by the Company), the Company used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement.

The required CEO pay ratio information reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from the Company’s, is likely not comparable to the Company’s SEC-required or supplemental CEO pay ratios.

77   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Pay Versus Performance
We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) or CEO and Average CAP to non-PEO NEOs have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnote (2) below sets forth the adjustments from the Total Compensation for the PEO and non-PEO NEOs reported in the Summary Compensation Table above.
The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.” Because CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in the stock price and therefore, may be higher or lower than Summary Compensation Table compensation values.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
			Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Fixed $100 Investment Based on:(4)
Year(1)	Summary Compensation Table for PEO ($)	Compensation Actually Paid to PEO(2)(3) ($)			Total Shareholder Return ($)	Peer Group Total Shareholder Return(5) ($)	Net Income ($ in millions)	Non-GAAP Adjusted ROATCE (%)
2025	4,784,685	6,254,191	1,239,179	1,607,182	211	153	71.1	10.6%
2024	5,633,992	4,962,333	1,159,212	1,000,104	161	143	66.7	12.2%
2023	3,006,460	2,805,553	871,001	721,022	153	127	77.3	16.8%
2022	4,612,094	2,045,247	960,656	249,561	162	127	59.4	16.6%
2021	4,377,178	8,378,208	1,928,708	3,506,689	294	137	60.6	15.2%

(1)
The PEO in all five reporting years is Mark R. DeFazio. The other NEOs in the 2025 and 2024 reporting years are Laura Capra, Daniel Dougherty, Scott Lublin, and Nick Rosenberg. The other NEOs in the 2023 reporting year are Laura Capra, Daniel Dougherty, Scott Lublin, Nick Rosenberg, and Gregory Sigrist. The other NEOs in the 2022 reporting year are Laura Capra, Scott Lublin, Nick Rosenberg, and Gregory Sigrist. The other NEOs in the 2021 reporting year are Scott Lublin and Nick Rosenberg.

PEO Adjustments	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Summary Compensation Table Total	4,784,685	5,633,992	3,006,460	4,612,094	4,377,178
(Deduct): Fair Value of Equity Awards Included in Summary Compensation Table	(2,549,972)	(3,499,968)	(1,500,000)	(3,106,384)	(2,991,918)
Add: Fair Value of awards Granted in Current Year and Outstanding and Unvested at Year-End	3,410,085	3,555,918	1,483,852	2,085,836	5,224,444
Add (Deduct): Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested at Year-End	491,404	22,931	(90,008)	(1,232,921)	397,882
Add: Fair Value of Awards Granted and Vested in Current Year	—	—	—	—	—
Add (Deduct): Change in Fair Value of awards Granted in Prior Years that Vested during Year	117,989	(750,539)	(94,751)	(313,378)	1,370,622
Add: Fair Value of Equity Awards Granted in Prior Years Forfeited in the Covered Year	—	—	—	—	—
Total CAP	6,254,191	4,962,333	2,805,553	2,045,247	8,378,208

(2)
SEC rules require certain adjustments be made to values disclosed in the Summary Compensation Table to determine CAP. For purposes of the pension valuation adjustments, NEOs do not participate in any defined benefit plan and as such are not included in the table below. The following tables detail the applicable adjustments that were made to determine CAP.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   78

Pay Versus Performance

Non-PEO NEO Adjustments	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Summary Compensation Table Total	1,239,179	1,159,212	871,001	960,656	1,928,708
(Deduct): Fair Value of Equity Awards Included in Summary Compensation Table	(595,413)	(588,849)	(352,729)	(404,985)	(1,301,678)
Add: Fair Value of awards Granted in Current Year and Outstanding and Unvested at Year-End	789,391	534,594	279,392	233,668	2,328,053
Add (Deduct): Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested at Year-End	158,308	15,740	(16,450)	(439,833)	159,560
Add: Fair Value of Awards Granted and Vested in Current Year	—	—	—	—	—
Add (Deduct): Change in Fair Value of awards Granted in Prior Years that Vested during Year	15,717	(120,593)	(13,279)	(99,945)	392,046
Add: Fair Value of Equity Awards Granted in Prior Years Forfeited in the Covered Year	—	—	46,913	—	—
Total CAP	1,607,182	1,000,104	721,022	249,561	3,506,689

(3)
The fair value of performance shares/units reporting for CAP purposes in columns (c) and (e) reflects calculated performance at the end of the performance year for internal metrics, in accordance with FASB ASC 718. Performance share/units subject to internal metrics will ultimately vest based on measured performance through the end of the performance period.

(4)
Reflects the total shareholder return indexed to $100 per share for the KBW Regional Bank Index, which is the industry line peer group reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(5)
Total Shareholder Return is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(6)
Adjusted ROATCE is a non-GAAP financial measure. See reconciliation in Appendix A.

Tabular List of Financial Performance Measures
The following table identifies the most important financial performance measures used by the Company to link CAP to the Company’s NEOs in 2025 to Company performance. The role of each of these performance measures on our NEOs’ compensation is discussed in “Compensation Discussion and Analysis.”
Financial Performance Measures
• Adjusted ROATCE
• Adjusted Net Interest Income Growth
• Loan Growth

79   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Pay Versus Performance

Analysis of the Information Presented in the Pay Versus Performance Table
The following charts show the relationship between the Company’s cumulative five-year Total Shareholder Return (“TSR”) and the cumulative five-year TSR of the KBW Regional Bank Index, as well as CAP and the required financial performance measures in the Pay Versus Performance table above — Company TSR, Peer Group TSR, Net Income and the Company-selected measure of Adjusted ROATCE.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   80

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s Audit Committee has approved the engagement of Crowe LLP to be its independent registered public accounting firm for the year ending December 31, 2026, subject to the ratification of the engagement by the Company’s stockholders. We are asking stockholders to ratify the Audit Committee’s engagement of Crowe LLP for the year ending December 31, 2026.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.
The Company’s Audit Committee has direct responsibility over:
•
The appointment, compensation, and oversight of the work of our independent registered public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us.

•
Approving all audit engagement fees and terms and all non-audit engagements of the independent registered public accountants.

•
Annually evaluating Crowe LLP, including its qualifications and independence, and replacing Crowe LLP as our independent registered public accountant, as appropriate.

•
Ensuring that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under applicable auditor independence rules.

Crowe LLP has served as our registered public accounting firm since 2008. As in prior years, the Audit Committee engaged in a review of Crowe LLP in connection with considering whether to recommend that stockholders ratify the selection of Crowe LLP as our independent auditor for 2026. In that review, the Audit Committee considered:
•
the continued independence of Crowe LLP;

•
Crowe LLP’s demonstrated understanding of the financial services industry in general and the Company’s business in particular; and

•
the professionalism of Crowe LLP’s team, including their exhibited professional skepticism, objectivity and integrity.

To assist the Audit Committee with its review, management prepares an annual assessment of Crowe LLP that includes the results of a survey of management and Audit Committee members regarding Crowe LLP’s overall performance and Crowe LLP’s fees and services. In addition, Crowe LLP provides to, and reviews with, the Audit Committee an analysis of its independence, including the policies that Crowe LLP follows with respect to rotating key audit personnel so that there is a new partner-in-charge at least every five years.

81   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders. A representative of Crowe LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2024 and 2025.
Crowe LLP Fees	2025 ($)	2024 ($)
Audit Fees(1)	682,500	592,592
Audit-Related Fees(2)	28,350	186,611
Tax Fees	—	—
All Other Fees	—	—

(1)
“Audit Fees” relate to professional services rendered in connection with the audits of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings.

(2)
“Audit-Related Fees” relate to professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and certain other assurance services required by statute, regulation or otherwise that only our independent registered public accountant can reasonably provide.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement before the services begin or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of the Company’s engagement of Crowe LLP.
The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of Crowe LLP, and concluded that performing such services was de minimis and did not affect the independence of Crowe LLP in its function as the Company’s independent registered public accounting firm.

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Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Audit Committee Report
Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee those processes. As part of its ongoing activities, the Audit Committee has:
•
reviewed and discussed with management and the independent public accountants, the Company’s audited consolidated financial statements for the year ended December 31, 2025;

•
met with the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, internal auditors and the Company’s independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•
received from and discussed with the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence from the Company.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of the Company’s consolidated financial statements with generally accepted accounting principles (“GAAP”). The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (as amended, the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under the Securities Act or the Exchange Act.
This report has been provided by The Audit Committee

ANTHONY J. FABIANO (Chair)	DALE C. FREDSTON	TERENCE J. MITCHELL	CHAYA PAMULA	MARIA FIORINI RAMIREZ	KATRINA ROBINSON

83   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Proposal 4 — Approval of the Employee Stock Purchase Plan

On March 18, 2026, the Board approved the ESPP, subject to approval of our stockholders. We are asking our stockholders to approve the ESPP to provide employees of the Company and the Bank the opportunity to purchase shares of the Company’s common stock as an additional employment benefit for our workforce.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ESPP.
Purpose of the ESPP
The purpose of the ESPP is to encourage stock ownership in the Company by employees of the Company and those subsidiaries of the Company designated by the Board as eligible to participate (each, a “Designated Subsidiary”), thereby enhancing employee interest in the continued success and progress of the Company. We view the ESPP as an important additional employment benefit that will support our broader recruitment and retention efforts. The ESPP is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and we are seeking stockholder approval in accordance therewith. It is the Company’s intention that any shares sold under the ESPP be purchased on the open market so that there is no dilution to stockholders.
Description of the ESPP
A detailed description of the provisions of the ESPP is set forth below. This summary is qualified in its entirety by the detailed provisions of the ESPP, a copy of which is attached as Appendix B to this Proxy Statement.
Administration.   The ESPP will be administered by the Compensation Committee. The Board may also administer the ESPP.
General.   The ESPP permits employees to purchase common stock on the open market through a third-party administrator at a price not greater than fair market value, and for certain offering periods at a discounted price up to the Applicable Percentage (as defined below). The ESPP also confers possible favorable tax consequences to the participants who make discounted purchases.
Eligibility.   Each employee of the Company or a Designated Subsidiary (i) who is classified as a full or part-time employee (and not as an independent contractor), (ii) whose customary employment is for more than twenty (20) hours per week and for more than six (6) months per year, (iii) who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and (iv) who has completed at least sixty (60) days of continuous service with the Company or a Designated

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Proposal 4 — Approval of the Employee Stock Purchase Plan

Subsidiary, as applicable, is eligible to participate in the ESPP. A participant will not be granted an option under the ESPP if, after receiving the option, that person would own stock or outstanding options possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock, as determined under the Code, or if the option would permit the employee to purchase stock under the Company’s employee stock purchase plan at an accrued rate of more than $25,000 of the fair market value of the stock in that calendar year. As of March 4, 2026, there were approximately 325 employees of the Company and the Designated Subsidiaries who would be eligible to participate in the ESPP.
Participation and Exercise of Option/ Purchase.   Under the ESPP, eligible employees may elect to participate in the ESPP prior to January 1, April 1, July 1 and October 1 of each year. Payroll deductions shall commence on the first pay date of the offering period. Once an eligible employee elects to participate, the employee will continue to be a participant for subsequent offering periods, provided that an employee may elect to change the rate of his or her contributions during the offering period to zero percent. The offering periods are three-month periods. However, the Board can change the duration and frequency of the offering periods without stockholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.
On the first day of each offering period, each participant will receive an option to purchase up to a specified number of shares of stock on the last business day on or before the end of the offering period, which is referred to as the exercise date. Upon enrollment in the ESPP, the participant will authorize a payroll deduction, on an after-tax basis, in an amount of not less than one percent and not more than ten percent of the participant’s base pay on each payroll date.
Unless the participant’s employment terminates before the end of an offering period, the participant’s option for the purchase of shares will be exercised automatically on each exercise date, and the participant’s accumulated payroll deductions will be used to purchase the maximum number of full shares available under the option. Shares will be purchased on the open market. The payment of the exercise price for the shares will come from the accumulated payroll deductions credited to the participant’s account under the ESPP. If the participant’s account does not have enough cash to purchase at least one share on the exercise date, then such cash amount will remain in the participant’s account and be carried forward for use in subsequent purchases. The Company will not pay any interest on funds withheld.
A participant may voluntarily cease his or her participation in the ESPP and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the effective date as the Compensation Committee shall prescribe. If an employee ceases to be eligible, his or her participation will automatically cease, and no further purchase of common stock will be made for the employee.
Delivery; Restrictions.   J.P. Morgan Securities LLC (“JPMS”) will administer the ESPP. During enrollment, each participant will complete online enrollment to establish a JPMS individual brokerage account. Once shares are purchased, they will be deposited to the participant’s individual brokerage account. The participant will not be able to sell or otherwise transfer the shares for a period of twelve months. At any time after twelve (12) months from the date a participant buys shares under the ESPP, the participant can sell or otherwise transfer the shares. Any dividends on shares will be deposited to the participant’s account. The delivery provisions of the ESPP apply to participants who have a continuous status as an employee, as well as to participants who, subsequent to an offering period in which they exercised an option to purchase shares of common stock, have terminated employment with the Company.
Maximum Purchase.   The maximum number of shares that can be purchased during each offering period by a participant is 1,000 shares, subject to change by the Board or the Company.
Option Pricing and Annual Limit.   The option price per share of the shares offered in a given offering period is determined by the Board, provided that the price will be not less than eighty-five percent (85%) and not more than one hundred percent (100%) (the “Applicable Percentage”) of the fair market value of a share on the exercise date, and will be established by the Board at least fifteen (15) days before the scheduled beginning of the first offering period to which the Applicable Percentage will apply.
As required by the Code, no participant may receive an option under the ESPP for shares that have a fair market value in excess of  $25,000 for any calendar year in which the option is outstanding, determined at the time the participant receives the option grant.
Transfer; Termination of Employment; Death.   No participant can assign or transfer payroll deductions or rights regarding the exercise of options granted under the ESPP, other than by will or by the laws of descent and distribution or as provided under the ESPP. During the lifetime of a participant, only the participant can exercise the option. The participant must give the Company notice of any disposition of shares within two (2) years after the date of a grant of the option pursuant to which the shares were purchased. Upon termination of a participant’s employment for any reason, the Company will return the

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Proposal 4 — Approval of the Employee Stock Purchase Plan

participant’s accumulated payroll deductions and the participant will not have the right to purchase any additional shares under the ESPP. If a participant dies, the participant’s beneficiary, determined under the ESPP, will be paid the deceased participant’s accumulated payroll deductions and any shares in the participant’s account will be distributed to the beneficiary.
Termination of the ESPP.   The Board or committee will determine when to end the ESPP, but no options can be granted after June 30, 2036. Under circumstances of dissolution or liquidation of the Company, the offering period will terminate. Upon a merger of the Company with or into another company or upon a sale of all or substantially all of the Company’s assets, the ESPP and the options outstanding under it will be assumed or an equivalent option will be substituted by the successor corporation, unless the Board gives notice that it will shorten the offering period then in progress by setting a new exercise date. In the event of a termination of the ESPP, the last day of an offering that is in progress will be deemed to be the last trading day before the termination and the outstanding options of participating employees will be deemed to be automatically exercised that day.
Effect of Certain Corporate Transactions.   The ESPP provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of common stock as a result of one or more recapitalizations, reclassifications, stock splits, combinations of shares, exchanges of shares, stock dividends, or other distribution payable in capital stock, or other increase or decrease in shares; provided, however, that conversion of any convertible securities of the Company will be “effected without receipt of consideration.”
Amendment.   The Board or committee may amend the ESPP at any time, provided that no amendment may change any option previously granted in a way that adversely affects the rights of the holder of the option and, without stockholder approval, the Board or committee may not increase the maximum number of shares available for purchase under the ESPP or amend the requirements as to the corporations or class of corporations whose employees are eligible to purchase stock under the ESPP.
Other Rights.   The Company’s stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the ESPP. If any option granted under the ESPP expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the ESPP.
Shares Available for Sale Under the ESPP.   Only 250,000 shares of common stock will be made available for sale under the ESPP, subject to certain adjustments contemplated in the ESPP.
Federal Income Tax Consequences of the ESPP
Options granted under the ESPP are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. A participant will not be taxed on the grant or exercise of an option under the ESPP.
A participant will realize gain or loss on common stock purchased under the ESPP when the participant sells the shares of common stock. If a participant disposes of shares two years or more after the date of the beginning of the offering period in which he or she acquired the shares, and more than one year after purchasing the shares, the participant will recognize as ordinary income the lesser of:
•
the excess of the fair market value of the shares on the date of sale over the price paid for the shares; or

•
the discount, if any, of the fair market value of the shares as of the beginning of the applicable offering period.

Additionally, the participant will recognize a long-term capital gain or loss within the meaning of the Code equal to the difference between:
•
the amount realized from the sale of the shares; and

•
his or her basis in the shares, which normally would be the exercise price paid, plus any amount taxed as ordinary compensation income under the rules described above.

If a participant disposes of shares within two (2) years of the date of the beginning of the offering period in which the participant bought the shares, or within one (1) year after purchasing the shares, whichever is later, the participant would recognize ordinary income equal to (i) the excess of the fair market value of the shares on the applicable exercise date over (ii) the price paid for the shares.

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Proposal 4 — Approval of the Employee Stock Purchase Plan

If a participant dies while holding shares of stock acquired under the ESPP, the participant’s estate will be subject to tax at ordinary income rates on an amount equal to the lesser of:
•
the excess of the fair market value of the shares on the date of death over the price the participant paid for the shares; or

•
the discount, if any, of the fair market value of the shares as of the beginning of the applicable offering period.

Additionally, the participant would recognize capital gain or loss equal to the difference between the amount realized from the sale and his or her basis in the shares (which would be the original exercise price plus the amount taxed as ordinary income). The Company will not receive an income tax deduction upon either the grant or exercise of the option by a participant, but generally will receive a deduction equal to the ordinary compensation income required to be recognized by a participant as a result of the disposition of the shares, if the shares are disposed of by the participant within two years of the date of the beginning of the purchase period in which the shares were acquired, or within one year after the shares were purchased, whichever is later.
The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the ESPP. A participant may also be subject to state and local taxes in connection with their participation in the ESPP. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ESPP.

87   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Stock Ownership
Holders of record of Metropolitan Bank Holding Corp. shares of common stock as of the close of business on March 4, 2026, the Record Date, are entitled to one vote for each share then held. As of the Record Date, there were 12,293,174 shares of common stock issued and outstanding. The following table sets forth the shares of the Company’s common stock beneficially owned by each of the Company’s current directors, by each of the NEOs, by all directors and officers as a group and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, in each case as of the Record Date (except to the extent indicated otherwise in the footnotes). The mailing address for each of the Company’s directors and NEOs is 99 Park Avenue, 12th Floor, New York, New York 10016.
Name of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1) (#)	Percent of Shares of Common Stock Outstanding
• Five Percent Stockholders
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	848,403(2)	6.90%
Patriot Financial Partners III, L.P. 100 Matsonford Road, Suite 210 Randor, Pennsylvania 19087	668,684(3)	5.44%
• Directors and Nominees
Mark R. DeFazio	166,113	1.35%
Anthony J. Fabiano	15,180	*
Dale C. Fredston	16,668	*
David J. Gold	29,731	*
Harvey M. Gutman	21,243	*
Terence J. Mitchell	15,730	*
Chaya Pamula	11,513	*
Robert C. Patent	101,185	*
Maria F. Ramirez	35,557(4)	*
William Reinhardt	23,780	*
Katrina Robinson	7,500	*
George J. Wolf, Jr.	28,495	*
• Named Executive Officers
Laura Capra	40,989	*
Scott Lublin	60,930	*
Nick Rosenberg	24,452(5)	*
Daniel F. Dougherty	31,767	*
All directors and executive officers as a group (20 persons)	675,683	5.50%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock over which he or she has sole or shared voting or investment power or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on April 17, 2025.

(3)
Based on information contained in a Schedule 13D/A filed with the SEC on September 19, 2023.

(4)
Includes 1,000 shares held by Ms. Ramirez’s spouse.

(5)
Includes 520 shares held by Mr. Rosenberg’s children.

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Stock Ownership

Delinquent Section 16(a) Reports
The Company’s executive officers, directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of Company common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based solely upon a review of SEC filings, the Company believes that no executive officer, director or 10% beneficial owner of shares of Company common stock failed to file ownership reports on a timely basis during 2025, except that one report covering one transaction was filed late by each of Dixiana Berrios, our Executive Vice President and Chief Operating Officer, Scott Lublin, our Executive Vice President and Chief Lending Officer, Mark R. DeFazio, our CEO and President and a director, and George J. Wolf, Jr., a director, in each case due to an administrative error.

89   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

General Information about the Annual Meeting
DATE	VIRTUAL MEETING	RECORD DATE
April 29, 2026 9:00 a.m. Eastern Time	Go online to www.meetnow.global/MWTWSXQ	March 4, 2026
Annual Meeting Q&A
The Board is soliciting your proxy for our 2026 Annual Meeting of Stockholders, and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting.
Q	Who can attend the Annual Meeting? How do I attend?
A
Only stockholders of record of our common stock at the close of business on March 4, 2026, the Record Date, have a right to attend the Annual Meeting, which will be held on April 29, 2026 at 9:00 a.m. Eastern Time.
The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/MWTWSXQ. To login to the virtual meeting, you must join as a “Shareholder” and follow the applicable instructions set forth below under “How do I register for the Annual Meeting?”
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. You should ensure that you have a strong internet connection wherever you intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance, should you need it, you may call (888) 724-2416.

Q	How do I register for the Annual Meeting?
A
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. To attend the meeting, you must go online to www.meetnow.global/MWTWSXQ, join as a “Shareholder” and enter the control number found on your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, and you wish to participate at the Annual Meeting, you must register in advance. To register to attend the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your shares along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, April 23, 2026. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Proof of proxy power and registration requests should be directed to Computershare at the following:

BY EMAIL	Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com	BY MAIL	Computershare Metropolitan Bank Holding Corp. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

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General Information about the Annual Meeting

Q	Who can vote at the Annual Meeting?
A	Only stockholders as of the Record Date, March 4, 2026, may vote at the Annual Meeting. On the Record Date, we had 12,293,174 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the Record Date. The shares of common stock held in our treasury will not be voted. Please see “What if I am a ‘beneficial owner’?” below for information on providing voting instructions if you hold your shares of common stock through a broker, bank or other nominee.
Q	What is a proxy?
A	Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment thereof. The individuals designated as “proxies” or “proxy holders” are named on the proxy card and will vote your shares at the Annual Meeting according to the instructions you give on the proxy card or by telephone or over the Internet.
Q	How are proxy materials being distributed?
A	We anticipate that the Notice of Annual Meeting of Stockholders and the Proxy Statement will begin being mailed to stockholders on or about March 20, 2026.
Q	How do I vote? What are the different ways I can vote my shares?
A	If you are a stockholder of record (that is, you hold your shares of our common stock in your own name), you may vote your shares by using any of the following methods:
BY SUBMITTING A PROXY BY INTERNET	BY SUBMITTING A PROXY BY TELEPHONE

To submit a proxy by Internet prior to the Annual Meeting, use the Internet site listed on the proxy card. The Internet voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

To submit a proxy by telephone, call the toll-free number listed on the proxy card. The telephone voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

BY SUBMITTING A PROXY BY MAIL	VIRTUALLY AT THE ANNUAL MEETING
To submit a proxy by mail, complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope provided to you.
If you are a registered stockholder or hold a proxy from a registered stockholder (and meet other requirements as described in “Who can attend the Annual Meeting? How do I attend?” above), you may attend the Annual Meeting virtually and vote on the meeting website.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to vote at the Annual Meeting. To register, please follow the instructions set forth below under “What if I am a ‘beneficial owner’?”

91   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

General Information about the Annual Meeting

Q	What if I am a “beneficial owner”?
A
If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive instructions on how to vote at the Annual Meeting (including, if your broker, bank or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) as part of your proxy materials provided by the record holder. You must follow those instructions to be able to attend the Annual Meeting and have your shares voted.
If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen depending on the type of proposal. For the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 3), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions (a “broker non-vote”). As a result, if you hold your shares in “street name” your shares will only be voted on Proposals 1, 2, and 4 if you give instructions to your broker.

Q	If I vote by proxy, how will my shares be voted? What if I submit a proxy without indicating how to vote my shares?
A	If you vote by proxy through mail, telephone or over the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the recommendations of the Board. Please see “How does the Board recommend that I vote?” below for additional information.
Q	What if I want to revoke my proxy?
A
You may revoke your proxy at any time before it is voted at the Annual Meeting and all adjournments thereof by:
(i)
sending written notice of revocation to the Corporate Secretary of Metropolitan Bank Holding Corp. at 99 Park Avenue, 12th Floor, New York, New York, 10016,

(ii)
submitting another signed proxy card with a later date, or

(iii)
by virtually attending the Annual Meeting and voting during the meeting on the meeting website.

Please note that your virtual attendance at the Annual Meeting will not revoke your proxy unless you vote on the meeting website at the appropriate time during the Annual Meeting.

Q	What is a quorum?
A	A quorum is the minimum number of shares required to conduct business at the Annual Meeting. The presence virtually or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

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General Information about the Annual Meeting

Q	What matters are being considered at the Annual Meeting?
A
The purpose of the Annual Meeting is to:
1.
vote to elect four directors (Proposal 1),

2.
approve, on a non-binding advisory basis, the compensation of our Named Executive Officers for 2025
(Proposal 2),

3.
ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3), and

4.
approve the ESPP (Proposal 4).

You may be asked to vote on other matters that may properly be submitted to a vote at the Annual Meeting. The Company could adjourn or postpone the Annual Meeting for the purpose of, among other things, allowing additional time to solicit proxies.

Proposal		Board Recommendation	Voting Options	Vote Required	Effect of Abstentions and Broker Non-Votes
1.	Election of four directors to serve on our Board of Directors for a three-year term ending at the 2029 Annual Meeting	FOR each director nominee	• FOR • WITHHOLD	• a plurality of the votes cast (i.e., individuals who receive the highest number of ‘FOR’ votes cast are elected)	• No effect
2.	Approval of a non-binding advisory vote regarding the 2025 compensation of our Named Executive Officers, as disclosed in this Proxy Statement (“Say-on-Pay” vote)	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
3.	Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
4.	Approval of the ESPP	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
Q	How may I vote for each proposal?
A	You may vote “for” any director nominee proposed by the Board or “withhold” authority to vote for any director nominee being proposed (Proposal 1). For all other proposals, you may vote “for” the proposal, vote “against” the proposal, or “abstain” from voting on such proposal.
Q	What vote is required for approval of a proposal at the Annual Meeting?
A
A director nominee will be elected if a plurality of the votes cast at the Annual Meeting are “for” a director’s election. “Plurality” means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
All other matters to be voted on at the Annual Meeting require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.

Q	What is the effect of abstentions and broker non-votes?
A	Abstentions and broker non-votes will have no effect on the vote for any of the four proposals being considered at the Annual Meeting.

93   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

General Information about the Annual Meeting

Q	How does the Board recommend that I vote?
A	The Board has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders and unanimously recommends a vote:
“FOR” the election of the director nominees (Proposal 1);
“FOR” the compensation of the Named Executive Officers for 2025 (Proposal 2);
“FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 3); and
“FOR” the approval of the ESPP (Proposal 4).
Stockholder Proposals
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 99 Park Avenue, 12th Floor, New York, New York 10016, no later than November 20, 2026, the 120th day before the anniversary date of this Proxy Statement. If next year’s annual meeting is held on a date that is 30 days or more from April 29, 2027, any stockholder proposal must be received at a reasonable time before the Company prints or mails its proxy materials for such meeting. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act.
For a stockholder proposal to take action that is not intended to be included in the Company’s proxy statement for the 2027 annual meeting of stockholders, a stockholder must provide written notice of such proposal to the Corporate Secretary of the Company at its principal executive office by no later than December 20, 2026, which is the 90th day before the anniversary date of this Proxy Statement; provided, that if the date of the annual meeting is advanced more than 30 days or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice will be timely if delivered or mailed to and received by the Corporate Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. not later than the 10th day following the day on which public disclosure of the date of such meeting is first made. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act and the applicable provisions of the Company’s Bylaws.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter:
1.
a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

2.
the name and address of such stockholder as they appear on the books of Metropolitan Bank Holding Corp. and of the beneficial owner, if any, on whose behalf the proposal is made;

3.
the number of shares of capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

4.
a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and

5.
a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2027 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is February 28, 2027.
A notice with respect to director nominations must include:
1.
a statement that the writer is a stockholder and is proposing a candidate for consideration by the Board;

2.
a statement from the candidate that they will be willing to serve as a director if elected;

3.
the name and address of the stockholder as they appear on the Company’s books, the number of shares that are owned beneficially by the stockholder and the holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   94

General Information about the Annual Meeting

4.
a representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

5.
the name, age, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

6.
a description of all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

7.
a statement of the candidate’s business background and experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board; and

8.
such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

Nothing in this Proxy Statement will be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
Other Matters
The Board is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.
Householding
To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on SEC rules that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources. If you wish to receive a separate copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 or this Proxy Statement, or if you wish to receive separate copies of future annual reports or proxy statements, please contact our Annual Meeting provider, Computershare, by phone at 888-785-7674 by mail at Computershare, PO Box 43006, Providence, RI 02940-3006, or by email at web.queries@computershare.com. We will deliver the requested documents promptly upon your request.
Miscellaneous
The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Georgeson LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of  $13,500 plus reasonable expenses for their services. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company’s 2025 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Annual Report on Form 10-K through the Company’s website, www.mcbankny.com, by clicking the Investor Relations tab and selecting “SEC Filings” under the “Filings & Financials” tab, or by calling us or writing us at the address below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
References to the Company website address, www.mcbankny.com, throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC rules. These references are not intended to, and do not, incorporate the contents of the Company website by reference into this Proxy Statement or the accompanying materials.
Investor Relations

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016	(212) 365-6721	IR@MCBankNY.com

95   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Appendix A: Non-GAAP Reconciliations
The following tables reconcile certain non-GAAP financial performance measures described in “Compensation Discussion and Analysis” and “Pay versus Performance” above. We believe that these non-GAAP financial performance measures are useful to investors because they provide additional information related to the ongoing performance of the Company and offer a more meaningful comparison to future results of operations. For purposes of our compensation program, these measures are intended to link our NEO’s compensation outcomes to the Company’s performance in comparison to planned levels, and the Company believes the use of these non-GAAP financial performance measures to adjust for the impact of certain circumstances, events and/or charges is appropriate because it excludes impacts that may not be reflective of the Company’s underlying operating performance.
Tangible Book Value Per Share
Tangible book value per share is defined as tangible common equity divided by common shares outstanding at period-end.
Tangible Book Value Per Share (Dollars in Thousands, except per share data)	For Year Ending
	2025	2024	2023	2022	2021	2020	2019	2018	2017
Tangible common equity (GAAP)	733,379	720,094	649,288	566,164	547,256	325,552	283,889	249,282	221,649
Common shares outstanding	10,088,617	11,197,625	11,062,729	10,949,965	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Tangible book value per share (non-GAAP)	72.69	64.31	58.69	51.70	50.11	39.25	34.15	30.34	27.04
ROATCE and Adjusted ROATCE
ROATCE is defined as Net Income divided by Average Tangible Common Equity and Adjusted ROATCE is defined as Adjusted Net Income divided by Average Tangible Common Equity. Average Tangible Common Equity is also a non-GAAP financial measure and is defined as average common equity less average intangible assets.
2025 Adjusted Net Income (Dollars in millions)	Net Income Adjustments
Net Income before income tax expense (GAAP)	101.5
Adjustments for:
Digital Transformation expenses	7.4
Adjusted Pre-tax net income	108.9
Estimated Tax rate	30.0%
Adjusted Net Income	76.2
2025 Return on Average Tangible Common Equity (Dollars in millions)	Average Tangible Common Equity Adjustments
Average common equity (GAAP)	732.6
Less: Average intangible assets	9.7
Average tangible common equity	722.9
Net Income	71.1
Divided by: Average tangible common equity	722.9
ROATCE	9.8%

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Appendix A: Non-GAAP Reconciliations

2025 Adjusted Return Average Tangible Common Equity (Dollars in millions)	Average Common Equity Adjustments
Average common equity (GAAP)	732.6
Less: average intangible assets	9.7
Average tangible common equity	722.9
Adjusted Net Income	76.2
Divided by: Average Tangible Common Equity	722.9
Adjusted ROATCE	10.5%
These non-GAAP financial measures supplement disclosures prepared in accordance with GAAP and should not be viewed as an alternative to GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies.
Pre-Tax, Pre-Provision Net Revenue
Pre-tax, pre-provision net revenue is defined as total revenue minus the sum of non-interest expense and the gain (or loss) on sales of securities.
Pre-Tax, Pre-Provision Net Revenue (Dollars in Thousands, except per share data)	For Year Ending
	2025	2024	2023	2022	2021	2020	2019	2018	2017
Total Revenue (GAAP)	315,106	276,913	250,739	255,751	180,698	141,924	108,239	83,177	63,382
Less: Non-interest expense	176,005	173,575	131,538	148,737	87,312	74,518	59,955	43,471	32,745
Less: Gain (loss) on sale of securities	674	—	—	—	609	3,286	—	(37)	—
Pre-tax, pre-provision net revenue (non-GAAP)	138,427	103,338	119,201	107,014	92,777	64,120	48,284	39,743	30,637

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Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan
METROPOLITAN BANK HOLDING CORP.
EMPLOYEE STOCK PURCHASE PLAN
The following constitute the provisions of the Metropolitan Bank Holding Corp. (the “Company”) Employee Stock Purchase Plan, effective March 18, 2026.
1.
PURPOSE.

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries, including Metropolitan Commercial Bank (the “Bank”), with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Plan is not intended and shall not be construed as constituting an “employee benefit plan,” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
2.
DEFINITIONS.

(a)   “Board” or “Board of Directors” shall mean the Board of Directors of the Company.
(b)   “Code” shall mean the Internal Revenue Code of 1986, as amended.
(c)   “Common Stock” shall mean the Common Stock, par value $0.01 per share, of the Company.
(d)   “Committee” shall mean the Compensation Committee, or its replacement or successor, as more fully described in Section 13.
(e)   “Company” shall mean Metropolitan Bank Holding Corp., a New York corporation.
(f)   “Compensation” shall mean base salary, wages, and commissions paid through Company’s payroll processing system, as well as such annual bonuses as allowed or included in the Plan, paid to an Eligible Employee by the Company as compensation for services to the Company or Designated Subsidiary, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, income received in connection with stock options or other equity-based awards, and salary reduction contributions you made to an Company sponsored cafeteria, qualified transportation fringe, simplified employee pension, 401(k), 457(b) or 403(b) plan.
(g)   “Continuous Status as an Employee” shall mean service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of  (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).
(h)   “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.
(i)   “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.
(j)   “Employee” shall mean any person, including an Officer, who is employed by the Company or a Designated Subsidiary.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   B-1

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.
(l)   “Exercise Date” shall mean the last business day of each Offering Period of the Plan.
(m)   “Offering Date” shall mean the first business day of each Offering Period of the Plan.
(n)   “Offering Period” shall mean a period of three (3) months commencing on January 1, April 1, July 1 and October 1 of each year except as otherwise indicated by the Company.
(o)   “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(p)   “Plan” shall mean the Metropolitan Bank Holding Corp. Employee Stock Purchase Plan.
(q)   “Subsidiary” means any corporation, affiliate, bank or other entity, which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
3.
ELIGIBILITY.

(a)   An Employee shall become eligible if they are an employee of the Company or Designated Subsidiary (i) who is classified as a full or part-time employee (and not as an independent contractor), (ii) whose customary employment is for more than twenty (20) hours per week and for more than six (6) months per year, (iii) who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, and (iv) who has completed at least sixty (60) days of Continuous Service with the Employer.
(b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan: (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such an Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4.
OFFERING PERIODS.

The Plan shall be implemented by a series of Offering Periods of three (3) months duration, with new Offering Periods commencing on or about January 1, April 1, July 1 and October 1 of each year (or at such other time or times as may be determined by the Committee). The Plan shall continue until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.
5.
PARTICIPATION.

(a)   An eligible Employee may become a participant in the Plan by completing and submitting the online enrollment form on the Plan recordkeeper’s website, (or by completing and submitting such other enrollment form in such manner as the Company shall require) at least 30 days prior to the Offering Period. The online enrollment form must be completed and submitted prior to the applicable Offering Date, unless a later time for completing and submitting the enrollment form is set by the Committee for all eligible Employees with respect to a given Offering Period. The online enrollment form shall set forth the whole number percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than ten percent (10%) or such other percentage as may be specified by the Committee and announced at least fifteen (15) days before the first Offering Period to be affected) to be paid as Contributions pursuant to the Plan.
(b)   Discontinuance of Participation.   A Employee may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the

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Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

effective date as the Committee shall prescribe. Notwithstanding anything in the Plan to the contrary, if a Employee ceases to be eligible, his or her participation automatically shall cease, and no further purchase of Common Stock shall be made for the Participant
(c)   Readmission to Participation.   Any Employee who has previously been a participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated may again become a participant by executing and filing with the Committee a new enrollment form. Reinstatement shall be effective as of any the next following Offering Date, provided the Employee files a new enrollment form with the Committee at such time in advance of the Election Date as the Committee shall prescribe.
(d)   Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid prior to the Exercise Date of the Offering Period to which the online enrollment form is applicable (unless sooner terminated by the participant as provided in Section 10).
(e)   By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm or other financial institution, if approved by the committee in its discretion
6.
METHOD OF PAYMENT OF CONTRIBUTIONS.

(a)   The participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (in whole number increments) of such participant’s Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.
(b)   At any time, a participant may increase or decrease the rate of his or her Contributions, by completing and submitting a new online enrollment form with the Plan’s recordkeeper. However, such change in the rate of a participant’s Contributions will not become effective until the Offering Date of the Offering Period immediately following the Offering Period in which the change in rate of Contributions is received by the Plan’s recordkeeper. Notwithstanding anything herein to the contrary, at any time during an Offering Period, a participant may change the rate of his or her Contributions during that Offering Period to zero percent (0%), by completing and submitting appropriate online documentation with the Plan’s recordkeeper. If a participant shall change his or her rate of Contributions to zero percent (0%), the change in rate will be effective as soon as administratively practicable. After a participant’s rate of Contributions is changed to zero percent (0%), any subsequent increase in a participant’s rate of Contributions will be subject to this subsection (b).
7.
GRANT OF OPTION.

(a)   On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Common Stock determined by dividing such Employee’s Contribution accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the “Applicable Percentage” (as defined in subsection (c)) of the fair market value of a share of the Common Stock on the Exercise Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be 1,000 shares (or such other number of shares as the Committee of the Company shall determine, if such change is announced at least fifteen (15) days before the scheduled beginning of the first Offering Period to be affected); and provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in Section 7(b).
(b)   The option price per share of the shares offered in a given Offering Period shall be the “Applicable Percentage” (as defined in subsection (c)) of the fair market value of a share of the Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be determined by the Committee in its discretion based on the closing price of the Common Stock on the Exercise Date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date on which there was a closing price), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the Exercise Date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date on which there was a closing price), as reported in the Wall Street Journal.
(c)   For purposes of this Section 7, the “Applicable Percentage” shall be not less than eighty-five percent (85%) and not more than one hundred percent (100%), and shall be established by the Committee at least fifteen (15) days before the scheduled beginning of the first Offering Period to which the Applicable Percentage shall apply.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   B-3

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

8.
EXERCISE OF OPTION.

Unless a participant’s Continuous Status as an Employee has terminated prior to the Exercise Date as provided in Section 10(a), his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of shares subject to the option will be purchased, as of the Exercise Date, at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
9.
DELIVERY.

J.P. Morgan Securities LLC, as agent (the “Agent”) will hold in custody all shares of Common Stock purchased pursuant to the Plan until the later of: (a) the expiration of twelve (12) months following the Offering Date on which such shares of Common Stock were purchased (or such other period as may be specified by the Committee and announced at least fifteen (15) days before the scheduled beginning of the first Offering Period to be affected) (the “Custody Period”); or (b) the receipt of appropriate online instructions from the Employee who purchased such shares to have such shares distributed, as described below. The Agent shall hold all such shares in book entry form, in nominee names, and may commingle shares held in its custody in a single account, without identification as to individual employees. A participating Employee may, at any time after the expiration of the Custody Period, by online notice, instruct the Agent to have all or part of such shares reissued in the Employee’s own name and be delivered to the Employee’s agent or broker , including, but not limited to, direct deposit into a book entry account or brokerage account. During the Custody Period, the Employee will not be entitled to sell or otherwise transfer the shares. Any dividends paid on shares held by the Agent for a participating Employee’s account will be transmitted to the Employee, according to the method specified by the Employee upon enrollment, or as otherwise updated by the Employee from time to time using the Agent’s online system. In the event of a failed or returned distribution, or if the Employee fails to specify a method for the delivery of dividends, Agent will delivery the dividend amounts to the participant’s account which is accessible on Agent’s online system. This Section 9 of the Plan applies to participants who have a Continuous Status as an Employee, as well as to participants who, subsequent to an Offering Period in which they exercised an option to purchase shares of Common Stock, have terminated employment with the Company.
If the participant’s account does not have enough cash to purchase at least one share on the Exercise Date, then such cash amount will remain in the participant’s account and be carried forward for use in subsequent purchases.
10.
TERMINATION OF EMPLOYMENT.

(a)   Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.
(b)   Aside from the death of a participant, termination of a participant’s Continuous Status during an Offering Period pursuant to (a) above will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.
11.
ACCOUNT.

The Contributions of a participant in the Plan shall be credited to an account. The account shall constitute part of the general assets of the Company until such Contributions are used to purchase shares upon the exercise of an option hereunder and any interest earned by the amounts credited to the account will be the property of the Company and will not be credited to the Employee. The Company will use any interest earned on such Contributions to offset costs related to the Plan.
12.
COMMON STOCK.

(a)   The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

B-4   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

(b)   The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
(c)   Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the “Street Name” of a Company-approved broker.
(d)   Shares to be delivered to a participant under the Plan will consist of shares of Common Stock purchased by the Company in the open market specifically for issuance under the Plan.
13.
ADMINISTRATION.

(a)   Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors, or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
(b)   Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:
(i)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(ii)   The Committee will have the authority to define terms not otherwise defined herein.
(iii)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable state corporate law.
(c)   Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
(d)   Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
(e)   Committee Action. The Committee shall hold meetings and may make administrative rules and regulations as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to subsection (a), all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   B-5

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
14.
DESIGNATION OF BENEFICIARY.

(a)   A participant may file an online designation of a beneficiary who is to receive shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file an online designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b)   Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by appropriate notice filed online with the Plan’s recordkeeper. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
15.
TRANSFERABILITY.

Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.
16.
USE OF FUNDS.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
17.
REPORTS.

Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amount of Contributions, the per share exercise price, the number of shares purchased, and the remaining cash balance, if any.
18.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

(a)   Adjustment.   Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
(b)   Corporate Transactions.   In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption

B-6   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she terminates Continuous Status as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.
19.
AMENDMENT OR TERMINATION.

(a)   The Committee, may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.
(b)   Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures which the Committee determines in its sole discretion to be advisable and which are consistent with the Plan.
(c)   In the event of a termination of the Purchase Plan, the last day of an offering that is in progress will be deemed to be the last trading day before the termination and the outstanding options of participating employees will be deemed to be automatically exercised that day.
20.
NOTICES.

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.
CONDITIONS UPON ISSUANCE OF SHARES.

(a)   Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)   As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
(c)   Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the Option pursuant to which such shares were purchased.

Metropolitan Bank Holding Corp. | 2026 Proxy Statement   B-7

Appendix B: Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan

22.
TERM OF PLAN; EFFECTIVE DATE.

The Plan shall become effective as of March 18, 2026, or upon its adoption by the Board of Directors of the Company on or prior to that date provided that within one (1) year of the adoption of the Plan by the Board of Directors of the Company, the Plan is approved by the affirmative vote of holders of the majority of the shares present in person or represented by proxy and entitled to vote at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock was, either in person or by proxy, present and voting on the Plan. The Plan shall continue in effect until June 30, 2036, unless sooner terminated under Section 19.
23.
ADDITIONAL RESTRICTIONS OF RULE 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

B-8   Metropolitan Bank Holding Corp. | 2026 Proxy Statement

Metropolitan Bank Holding

Since 1999

MCB LISTED NYSE

MCBankNY.com

01 - Anthony J. Fabiano - for a 3-year term 04 - W illiam Reinhardt - for a 3-year term 02 - R obert C. Patent - for a 3-year term 03 - Maria Fiorini Ramirez - for a 3-year term 1 U P X For Withhold For Withhold For Withhold The Sample Company A Proposals — The Board of Directors recommends a vote FOR all director nominees and FOR Proposals 2, 3 and 4. 049AWC 1. Election of Directors: For Against Abstain For Against Abstain Please sign exactly as your name(s) appears on this proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please indicate full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 4. Vote to Approve the Metropolitan Bank Holding Corp. 2026 Employee Stock Purchase Plan For Against Abstain 2. Non-binding Advisory Vote on Named Executive Officer Compensation for 2025 3. Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026 You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/MCB or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MCB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MCB Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors of the Company for the Annual Meeting — April 29, 2026 David Gold, Terence Mitchell, and Dale Fredston, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held on April 29, 2026 or at any postponement or adjournment thereof. This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will be voted FOR the four nominees for director and FOR items 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, 3 AND 4. (Items to be voted appear on reverse side) Proxy — Metropolitan Bank Holding Corp. (the “Company”) C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2026 Notice and Proxy Statement and 2025 Annual Report to Stockholders are available at: www.edocumentview.com/MCB. 2026 Annual Meeting of Stockholders Metropolitan Bank Holding Corp. The 2026 Annual Meeting of Stockholders will be held virtually via the internet at meetnow.global/MWTWSXQ on Wednesday, April 29, 2026 at 9:00 a.m. ET. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.